Exhibit 10.4

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of March 24, 2021 by and among Quoin Pharmaceuticals, Inc., a Delaware corporation, with headquarters located at 42127 Pleasant Forest Ct, Ashburn, VA 20148 (“PrivateCo”), Cellect Biotechnology Ltd., an Israeli company, with headquarters located at 23 Hata’as Street, Kfar Saba, Israel 44425 (“PublicCo”), and the investors listed on the Schedule of Buyers attached hereto (each, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A. PrivateCo, PublicCo and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B. Each Buyer wishes to purchase, and PrivateCo wishes to sell, upon the terms and conditions stated in this Agreement, (i) an aggregate number of shares of PrivateCo’s common stock, par value $0.01 per share (the “PrivateCo Common Stock”), to be determined on the Shares Closing Date (as defined below), that will, after they are exchanged for Exchange Shares on the terms described in the Merger Agreement (as defined below), represent an aggregate of 18.48% of the estimated Parent Fully Diluted Number (as defined below), and shall collectively be referred to herein as the “Initial Purchased Shares”), a portion of which shall be issued in escrow to The Bank of New York Mellon acting as escrow agent (the “Escrow Agent”) in accordance with those certain escrow agreements by and among each Buyer, on the one hand, and PrivateCo, PublicCo and the Escrow Agent on the other hand, in the form attached hereto as Exhibit A (collectively, the “Securities Escrow Agreement”) and which shall be delivered from time to time to the Buyers pursuant to the terms and conditions set forth in this Agreement and the Securities Escrow Agreement, and (ii) up to an aggregate number of shares of PrivateCo Common Stock equal to 300% of the number of Initial Purchased Shares) (the “Additional Purchased Shares” and together with the Initial Purchased Shares, the “Purchased Shares”), which shall be issued, in addition with certain Initial Purchased Shares, in escrow to the Escrow Agent in accordance with the Securities Escrow Agreement and which shall be delivered from time to time to the Buyers pursuant to the terms and conditions set forth in this Agreement and the Securities Escrow Agreement.

C. In addition, PublicCo hereby agrees to issue to each Buyer, upon the terms and conditions stated in this Agreement, (i) warrants, in the form attached hereto as Exhibit B-1 (the “Series A Warrants”), representing the right to acquire an initial amount of American Depositary Shares (“ADSs” or “American Depositary Shares”), each representing one hundred (100) PublicCo ordinary shares, no par value per share (the “PublicCo Ordinary Shares”) equal to one hundred percent (100%) of the quotient determined by dividing the Purchase Price (as defined below) paid by such Buyer on the Shares Closing Date by the lower of the Closing Per Share Price and the Initial Per Share Price (each as defined below) (such ADSs issuable upon exercise of the Series A Warrants, collectively, the “Series A Warrant Shares”), (ii) warrants, in the form attached hereto as Exhibit B-2 (the “Series B Warrants”), representing the right to acquire an initial amount of ADSs equal to one hundred percent (100%) of the quotient determined by dividing the Purchase Price paid by such Buyer on the Shares Closing Date, by the lower of the Closing Per Share Price and the Initial Per Share Price (such ADSs issuable upon exercise of the Series B Warrants, collectively, the “Series B Warrant Shares”) and (iii) warrants, in the form attached hereto as Exhibit B-3 (the “Series C Warrants” and together with the Series A Warrants and the Series B Warrants, the “Warrants”), representing the right to acquire (x) an initial amount of ADSs equal to one hundred percent (100%) of the quotient determined by dividing each Buyer’s Series C Warrants’ dollar amount set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, by the lower of the Closing Per Share Price and the Initial Per Share Price (such ADSs issuable upon exercise of the Series C Warrants, collectively, the “Series C Warrant Shares” and together with the Series A Warrant Shares and the Series B Warrant Shares, the “Warrant Shares”) and (y) an additional amount of Series A Warrants and Series B Warrants, each to purchase a number of ADSs determined pursuant to the terms thereof (such ADSs, are also referred to herein and in the other Transaction Documents as “Series A Warrant Shares” and “Series B Warrant Shares”, respectively).

D. Contemporaneously with the execution and delivery of this Agreement, the Buyers and PublicCo are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which PublicCo has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

E. The Purchased Shares (and, as applicable, the Exchange Shares issued in exchange therefor), the Warrants and the Warrant Shares collectively are referred to herein as the “Securities.”

F. The “Parent Fully Diluted Number” is equal to the “fully-diluted” post-Merger (as defined in the Merger Agreement) outstanding PublicCo Ordinary Shares, which figure shall, for the avoidance of doubt, (x) include (i) the PublicCo Ordinary Shares underlying the ADSs, (ii) any PublicCo Ordinary Shares that may be issued pursuant to any outstanding options, warrants or convertible securities of PublicCo at the Shares Closing (as defined below), (iii) the Exchange Shares (as defined below) to be issued in exchange for the Initial Purchased Shares and (iv) any PublicCo Ordinary Shares that may be issued upon exercise of the Exchange Warrants (as defined below) to be issued in exchange for the Bridge Warrants (as defined below) without regard to any limitation on exercise set forth therein and (y) exclude (i) the Exchange Shares to be issued in exchange for the Additional Purchased Shares and (ii) any PublicCo Ordinary Shares that may be issued upon exercise of the Warrants.

NOW, THEREFORE, PrivateCo, PublicCo and each Buyer hereby agree as follows:

1. PURCHASE AND SALE OF PURCHASED SHARES AND WARRANTS.

(a) Purchased Shares.

(i) Issuance and Delivery of Initial Purchased Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 7 and 8 below, PrivateCo shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from PrivateCo on the Shares Closing Date, such Buyer’s pro rata share of the Initial Purchased Shares (the “Initial Closing”); provided, however, if Section 1(c)(v) prevents the delivery on the Initial Closing Date (as defined below) of all or any portion of the Initial Purchased Shares to a Buyer, PrivateCo shall issue in escrow in the name of the Escrow Agent a number of shares of PrivateCo Common Stock equal to the number of Initial Purchased Shares in excess of the Maximum Percentage (as defined below), and on the second (2nd) Trading Day immediately after the delivery to the Escrow Agent (with a copy to PublicCo) of a capacity notice by such Buyer in the form attached hereto as Exhibit D setting forth such Buyer’s election to receive all or any portion of the Exchange Shares issued in exchange of the Initial Purchased Shares such Buyer is entitled to pursuant to this Section 1(a)(i) and the delivery of which is no longer prevented by Section 1(c)(v) (an “Initial Purchased Shares Capacity Notice”) (each second (2nd) Trading Day immediately following the delivery to the Escrow Agent of an Initial Purchased Shares Capacity Notice, an “Initial Exchange Shares Delivery Date”), subject to Section 1(c)(v), PublicCo acknowledges that, in each case, without any additional consideration, the Escrow Agent shall transfer from the escrow account governed by the Securities Escrow Agreement and deliver via The Depository Trust Company (“DTC”) free delivery / free receive system, the Initial Purchased Shares (once exchanged for the Exchange Shares as set forth herein) (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events occurring after the date hereof and including any securities, cash, rights or other property distributed with respect to such Initial Purchased Shares or in exchange for such Initial Purchased Shares). PublicCo shall notify the Escrow Agent in writing of the occurrence of an Initial Exchange Shares Delivery Date applicable to each Buyer and shall deliver a copy of such notice to such Buyer. Upon request of an Investor Representative (as defined in the applicable Securities Escrow Agreement), upon delivery of any Initial Purchased Shares Capacity Notice to the Escrow Agent, PublicCo hereby agrees to give instructions and to take any additional actions reasonably requested by such Investor Representative, to cause the Escrow Agent to promptly deliver (but in no event later than two (2) Trading Days after such request) the Exchange Shares issued in exchange for Initial Purchased Shares to which the applicable Buyer(s) are entitled pursuant to such Initial Purchased Shares Capacity Notice.

(ii) Issuance of Additional Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 7 and 8 below, on the Shares Closing Date, PrivateCo shall issue in escrow in the name of the Escrow Agent a number of shares of PrivateCo Common Stock equal to 300% of the number of Initial Purchased Shares in accordance with the terms hereof and the Securities Escrow Agreement (the “Additional Closing” and together with the Initial Closing, the “Shares Closing”).

(b) Shares Closing. The date and time of the Shares Closing (the “Shares Closing Date”) shall be 10:00 a.m., New York City time, on a date mutually agreed to by PrivateCo, PublicCo and each Buyer after notification of satisfaction (or waiver) of the conditions to the Shares Closing set forth in Sections 7 and 8 below, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The Shares Closing may also be undertaken remotely by electronic transfer of Shares Closing documentation.

(c) Issuance of Warrants and Delivery of Additional Purchased Shares.

(i) Obligation to Issue Warrants. On the Warrant Closing Date (as defined below), PublicCo shall issue to each Buyer for no additional consideration, Series A Warrants, Series B Warrants and Series C Warrants each to acquire (x) an initial amount of ADSs equal to one hundred percent (100%) of the quotient determined by dividing the Purchase Price paid by such Buyer on the Shares Closing Date, by the lower of the Closing Per Share Price and the Initial Per Share Price, and (y) in the case of the Series C Warrants, (A) an initial amount of ADSs equal to one hundred percent (100%) of the quotient determined by dividing each Buyer’s Series C Warrants’ dollar amount set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, by the lower of the Closing Per Share Price and the Initial Per Share Price and (B) Series A Warrants and Series B Warrants, each to purchase a number ADSs determined pursuant to the terms thereof (the “Warrant Closing” and together with the Shares Closing, the “Closings” and each a “Closing”).

(ii) Obligation to Deliver Additional Purchased Shares. Promptly but in any event by no later than:

(a) the earlier to occur of (x) each Reset Date (as defined below) and (y) with respect to any Buyer, the first (1st) Trading Day following the delivery, if any, to PublicCo of a written notice by such Buyer (an “Early Delivery Notice”) at any time from the third (3rd) Trading Day (as defined in the Warrants) immediately preceding each Reset Date indicating that such Buyer elects to determine the Per Share Price (as defined below) of such Reset Date using eighty-five (85%) percent of the sum of the three (3) lowest Weighted Average Prices (as defined in the Warrants) of the ADSs during the period beginning on the tenth (10th) Trading Day immediately preceding the applicable Reset Date and ending on the date such Buyer delivers such Early Delivery Notice to PublicCo, inclusive (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events during such period), divided by three (3) (each such earlier date, a “First Additional Exchange Shares Delivery Date”); and/or

(b) if Section 1(c)(v) prevents the delivery on the applicable First Additional Exchange Shares Delivery Date of all or any portion of the Exchange Shares (as defined in Section 5(d)) issued in exchange of Additional Purchased Shares to a Buyer, the second (2nd) Trading Day immediately after the delivery to the Escrow Agent (with a copy to PublicCo) of a capacity notice by such Buyer in the form attached hereto as Exhibit D setting forth such Buyer’s election to receive all or any portion of the Exchange Shares issued in exchange of the Additional Purchased Shares such Buyer is entitled to pursuant to this Section 1(c)(ii) and the delivery of which is no longer prevented by Section 1(c)(v) (an “Additional Purchased Shares Capacity Notice” and together with the Initial Purchased Shares Capacity Notice, a “Capacity Notice”) (each First Additional Exchange Shares Delivery Date and each second (2nd) Trading Day immediately following the delivery to the Escrow Agent of an Additional Purchased Shares Capacity Notice, an “Additional Exchange Shares Delivery Date” and together with the Initial Exchange Share Delivery Date, the “Exchange Shares Delivery Date”),

subject to Section 1(c)(v), PublicCo acknowledges that, in each case, without any additional consideration, the Escrow Agent shall transfer from the escrow account governed by the Securities Escrow Agreement and deliver via DTC free delivery / free receive system, the Additional Purchased Shares (once exchanged for the Exchange Shares as set forth herein) (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events occurring after the date hereof and including any securities, cash, rights or other property distributed with respect to such Additional Purchased Shares or in exchange for such Additional Purchased Shares), which such Exchange Shares issued in exchange of Additional Purchased Shares shall be equal to the lesser of:

(A) the number of Exchange Shares issued in exchange for the Additional Purchased Shares deposited in such Buyer’s escrow account and remaining in such Buyer’s escrow account, if any, as of the applicable date of determination (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events occurring after the date hereof); and

(B) the number of Exchange Shares issued in exchange for the number of Additional Purchased Shares (if positive) obtained by subtracting (I) the quotient determined by dividing (x) the aggregate Purchase Price paid by such Buyer on the Shares Closing Date, by (y) with respect to each applicable Buyer, the lower of (1) the Closing Per Share Price and (2) the lowest Per Share Price related to all the Reset Date(s) preceding the applicable Reset Date, if any (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events related to the PublicCo Ordinary Shares and/or the ADSs occurring after the Shares Closing Date or the applicable Reset Date, as applicable), from (II) the quotient determined by dividing (x) the aggregate Purchase Price paid by such Buyer on the Shares Closing Date, by (y) with respect to such Buyer, the Per Share Price applicable to such Reset Date.

(iii) PublicCo shall notify the Escrow Agent in writing of the occurrence of a First Additional Exchange Shares Delivery Date applicable to each Buyer and shall deliver a copy of such notice to such Buyer. On the First Additional Exchange Shares Delivery Date relating to the Final Reset Date applicable to each Buyer, the Investor Representative related to such Buyer and PublicCo shall instruct the Escrow Agent to release to PublicCo from the applicable escrow account governed by the Securities Escrow Agreement any Exchange Shares issued in exchange for Additional Purchased Shares to the extent that the Buyer(s) affiliated with such Investor Representative is not entitled to receive such Exchange Shares pursuant to this Section 1(c)(iii) without giving effect to the limitations under Section 1(c)(v). Upon request of an Investor Representative, upon delivery of any Additional Purchased Shares Capacity Notice to the Escrow Agent, PublicCo hereby agrees to give instructions and to take any additional actions reasonably requested by such Investor Representative, to cause the Escrow Agent to promptly deliver (but in no event later than two (2) Trading Days after such request) the Exchange Shares issued in exchange for Additional Purchased Shares to which the applicable Buyer(s) are entitled pursuant to such Additional Purchased Shares Capacity Notice. Notwithstanding the foregoing, PublicCo shall not be obligated to issue or deliver to all Buyers under this Agreement, any shares in excess of the number of Exchange Shares represented by the Additional Purchased Shares (which, for the avoidance of doubt, does not include the Warrant Shares to be delivered) deposited with the Escrow Agent under the Securities Escrow Agreement.

As used in this Agreement:

“Closing Per Share Price” means the quotient obtained by dividing (x) the Purchase Price paid by such Buyer on the Shares Closing Date, by (y) the amount of Initial Purchased Shares purchased by such Buyer on the Shares Closing Date (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events related to the PublicCo Ordinary Shares and/or the ADSs occurring after the Shares Closing Date, including the Merger).

“Initial Per Share Price” means the Per Share Price calculated with respect to the first Reset Date occurring hereunder (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events related to the PublicCo Ordinary Shares and/or the ADSs occurring after such Reset Date).

“Per Share Price” means eighty-five (85%) percent of the arithmetic average of the three (3) lowest Weighted Average Prices of the ADSs during the period beginning on the tenth (10th) Trading Day immediately preceding the applicable Reset Date and ending, with respect to each applicable Buyer, on the First Additional Exchange Shares Delivery Date related to such Reset Date, inclusive (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events related to the PublicCo Ordinary Shares and/or the ADSs occurring after the applicable Reset Date).

“Reset Date” means each of the following dates: (i) the tenth (10th) Trading Day immediately following the Shares Closing Date (such date, the “Initial Reset Date”); (ii) the forty-fifth (45th) calendar day immediately following the Shares Closing Date or, if such date falls on a Holiday (as defined in the Warrants), the next day that is not a Holiday; (iii) the ninetieth (90th) calendar day immediately following the Shares Closing Date or, if such date falls on a Holiday, the next day that is not a Holiday; and (iv) the one-hundred thirty-fifth (135th) calendar day immediately following the Shares Closing Date or, if such date falls on a Holiday, the next day that is not a Holiday (such date, the “Final Reset Date”).

(iv) Mechanics of Delivery of Exchange Shares.

(1) General. PublicCo shall be responsible for all fees and expenses of its transfer agent (the “Transfer Agent”) and all fees and expenses with respect to the delivery of Exchange Warrants issued in exchange of Bridge Warrants and Exchange Shares issued in exchange of Purchased Shares and transfer of such shares to each Buyer’s or its designee’s balance account with DTC, if any, including, without limitation, for same day processing. PublicCo’s obligations to cause the Transfer Agent to deliver and transfer Exchange Warrants issued in exchange of Bridge Warrants and Exchange Shares issued in exchange of Purchased Shares to the Buyers in accordance with the terms and subject to the conditions hereof and the Securities Escrow Agreement are absolute and unconditional, irrespective of any action or inaction by such Buyer to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person (as defined below) or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination. Notwithstanding anything to the contrary contained herein, in no event will any Exchange Warrants issued in exchange of Bridge Warrants or Exchange Shares issued in exchange of Purchased Shares be delivered with any restrictive legends or any restrictions or limitations on resale by the Buyers, except in the case of Buyer who is then an affiliate of PublicCo; provided, that PublicCo acknowledges and agrees that no Buyer will be an affiliate of PublicCo as a result of the transactions contemplated hereby. If PublicCo and/or the Transfer Agent requires any legal opinions with respect to the delivery of Exchange Warrants issued in exchange of Bridge Warrants or any Exchange Shares issued in exchange of Purchased Shares without restrictive legends or the removal of any such restrictive legends, PublicCo agrees to cause, at its sole cost and expense, its legal counsel to issue any such legal opinions. PublicCo hereby acknowledges and agrees that the holding period of Exchange Warrants issued in exchange of Bridge Warrants and any Exchange Shares issued in exchange of Purchased Shares delivered hereunder for purposes of Rule 144 (as defined below) shall be deemed to have commenced on the Shares Closing Date. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(2) PublicCo’s Failure to Timely Deliver Exchange Shares. If PublicCo shall fail for any reason or for no reason to credit such Buyer’s or its designee’s balance account with DTC on the applicable Exchange Shares Delivery Date for such number of Exchange Shares issued in exchange of ADSs to which such Buyer is entitled under Section 1 (a “Delivery Failure”), then, in addition to all other remedies available to such Buyer, PublicCo shall pay in cash to such Buyer on each day after such Exchange Shares Delivery Date that PublicCo shall fail to credit such Buyer’s or its designee’s balance account with DTC for the number of ADSs to which such Buyer is entitled pursuant to PublicCo’s obligation pursuant to clause (ii) below, an amount equal to 1.5 % of the product of (A) the number of Exchange Shares (which are represented by ADSs) not issued to such Buyer on or prior to the applicable Exchange Shares Delivery Date and to which the Buyer is entitled, and (B) any trading price of the ADSs selected by the Buyer in writing as in effect at any time during the period beginning on the applicable Exchange Shares Delivery Date and ending on the date PublicCo makes the applicable cash payment, and if on or after such Trading Day such Buyer (or any Person in respect of, or on behalf, of such Buyer) purchases (in an open market transaction or otherwise) ADSs related to the applicable Delivery Failure, then, in addition to all other remedies available to such Buyer, PublicCo shall, within two (2) Trading Days after such Buyer’s request and in such Buyer’s discretion, either (i) pay cash to such Buyer in an amount equal to such Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the ADSs so purchased (the “Buy-In Price”), at which point PublicCo’s obligation to credit such Buyer’s or its designee’s balance account with DTC for such ADSs shall terminate, or (ii) promptly honor its obligation to credit such Buyer’s or its designee’s balance account with DTC and pay cash to such Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of ADSs, multiplied by (B) any trading price of the ADSs selected by such Buyer in writing as in effect at any time during the period beginning on the applicable Exchange Shares Delivery Date and ending on the date of such delivery and payment under this Section 1(c)(iv)(2). Nothing shall limit any Buyer’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to PublicCo’s failure to timely electronically deliver ADSs as required pursuant to the terms hereof. Notwithstanding the foregoing, any payments made by PublicCo to any Buyer pursuant to this Section 1(c)(iv)(2) shall be made without withholding or deduction for any taxes, unless required by law, in which case PublicCo will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Buyer of the amounts that would otherwise have been receivable in respect thereof.

(3) Charges, Taxes and Expenses.  Issuance of the Purchased Shares to the Escrow Agent and subsequent delivery of the Exchange Shares issued in exchange thereof to the Buyers shall be made without charge to the Buyers for any issue or transfer tax or other incidental expense in respect of such issuance and transfer, all of which taxes (other than the Buyers’ income taxes) and expenses shall be paid by PublicCo, and the Exchange Shares issued in exchange of such Purchased Shares shall be delivered in the name of the respective Buyer or in such name or names as may be directed by the respective Buyer.

(4) Closing of Books.  Neither PrivateCo nor PublicCo will close its stockholder books or records in any manner which prevents the timely exercise of such Buyer’s rights with respect to the Exchange Warrants issued in exchange of the Bridge Warrants or Exchange Shares issued in exchange of the Purchased Shares.

(v) Blocker. Notwithstanding anything to the contrary contained herein, PublicCo shall not deliver Exchange Shares issued in exchange of Purchased Shares, and no Buyer shall have the right to receive Exchange Shares issued in exchange of Purchased Shares, and any such delivery shall be null and void and treated as if never made, to the extent that after giving effect to such delivery, such Buyer together with its other Attribution Parties (as defined in the Warrants) would beneficially own in excess of such percentage corresponding to the checked box on such Buyer’s signature page attached hereto (the “Maximum Percentage”) of the number of PublicCo Ordinary Shares outstanding immediately after giving effect to such delivery. For purposes of the foregoing sentence, the aggregate number of PublicCo Ordinary Shares beneficially owned by such Buyer and the other Attribution Parties shall include the number of PublicCo Ordinary Shares (including, without limitation, any PublicCo Ordinary Shares underlying the ADSs) held by such Buyer and all other Attribution Parties plus the number of Exchange Shares issued in exchange of Purchased Shares delivered to such Buyer pursuant to Section 1 hereof with respect to which the determination of such sentence is being made, but shall exclude the number of PublicCo Ordinary Shares (including, for the avoidance of doubt, any PublicCo Ordinary Shares underlying the ADSs) which would be issuable upon (i) exercise of the remaining, unexercised portion of the Warrants beneficially owned by such Buyer or any of the other Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of PublicCo beneficially owned by such Buyer or any of the other Attribution Parties (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this Section 1(c)(v), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). For purposes of determining the number of outstanding PublicCo Ordinary Shares that the Buyers may receive without exceeding the Maximum Percentage, the Buyers may rely on the number of outstanding PublicCo Ordinary Shares as reflected in (1) PublicCo’s most recent Annual Report on Form 20-F, Report of Foreign Issuer on Form 6-K or other public filing with the SEC, as the case may be, (2) a more recent public announcement by PublicCo or (3) any other written notice by PublicCo or the Transfer Agent setting forth the number of PublicCo Ordinary Shares outstanding (the “Reported Outstanding Share Number”). If PublicCo receives a Capacity Notice from such Buyer at a time when the actual number of outstanding PublicCo Ordinary Shares is less than the Reported Outstanding Share Number, PublicCo shall promptly notify the Buyers in writing of the number of PublicCo Ordinary Shares then outstanding and, to the extent that such Capacity Notice would otherwise cause a Buyer’s beneficial ownership, as determined pursuant to this Section 1(c)(v), to exceed the Maximum Percentage, such Buyer must notify PublicCo of a reduced number of Exchange Shares issued in exchange of Purchased Shares to be delivered pursuant to such Capacity Notice. For any reason at any time, upon the written or oral request of a Buyer, PublicCo shall within one (1) Business Day (as defined below) confirm in writing or by electronic mail to such Buyer the number of PublicCo Ordinary Shares then outstanding. In any case, the number of outstanding PublicCo Ordinary Shares shall be determined after giving effect to the conversion or exercise of securities of PublicCo, including the Warrants held by each Buyer and the other Attribution Parties since the date as of which the Reported Outstanding Share Number was reported. In the event that the delivery of Exchange Shares issued in exchange of Purchased Shares to such Buyer results in such Buyer and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding PublicCo Ordinary Shares (as determined under Section 13(d) of the 1934 Act), the number of shares so delivered by which such Buyer’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and such Buyer shall not have the power to vote or to transfer the Excess Shares. If a Buyer’s right to receive Exchange Shares issued in exchange of Purchased Shares is limited, in whole or in part, by this Section 1(c)(v), all such Exchange Shares issued in exchange of Purchased Shares that are so limited shall be held in abeyance for the benefit of such Buyer by the Escrow Agent until the earlier to occur of the fifth (5th) anniversary of the Shares Closing Date and such time as such Buyer notifies PublicCo that its right thereto would not result in such Buyer exceeding the Maximum Percentage and PublicCo shall promptly but in any event within two (2) Trading Days after the delivery of such Capacity Notice deliver to such Buyer the Exchange Shares issued in exchange of such Purchased Shares. Upon delivery of a written notice to PublicCo, each Buyer may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to PublicCo and (ii) any such increase or decrease will apply only to such Buyer and the other Attribution Parties and not to any of the other Buyers that is not an Attribution Party of such Buyer. For purposes of clarity, the Exchange Shares issued in exchange of the Purchased Shares deliverable pursuant to the terms hereof in excess of the Maximum Percentage shall not be deemed to be beneficially owned by such Buyer for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(c)(v) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(c)(v) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor of such Buyer. As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York, New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York, New York generally are open for use by customers on such day.

(d) Warrant Closing. The time of the Warrant Closing shall be 10:00 a.m., New York City time on the eleventh (11th) Trading Day immediately following the Shares Closing Date (the “Warrant Closing Date” and together with the Shares Closing Date, the “Closing Dates” and each a “Closing Date”), at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The Warrant Closing may also be undertaken remotely by electronic transfer of Warrant Closing documentation.

(e) Purchase Price. The purchase price for the Purchased Shares and the related Warrants to be purchased by each Buyer pursuant to this Agreement shall be the amount set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers (the “Purchase Price”). If a Buyer, or an affiliate of such Buyer, is also party to that certain Securities Purchase Agreement, dated as of March 24, 2021, by and between PrivateCo and the buyers thereto (the “Bridge Securities Purchase Agreement”), upon surrender of such Buyer’s, or such Buyer’s affiliate’s, Note (as defined below), the Purchase Price may be offset by an amount equal to the Outstanding Amount (as defined in the Note) due and payable by PrivateCo to such Buyer, or such Buyer’s affiliate, on the Shares Closing Date under those senior secured notes (the “Notes”) issued by PrivateCo pursuant to the Bridge Securities Purchase Agreement. PrivateCo and each Buyer that is, or has an affiliate that is, a party to the Bridge Securities Purchase Agreement, acknowledges and agrees that, effective immediately upon the Shares Closing and the issuance of Initial Purchased Shares hereunder, and immediately prior to the consummation of the Merger, pursuant to Section 1 of the Notes, the Note, if any, issued to such Buyer or such Buyer’s affiliates shall be deemed to have been repaid concurrently with the Shares Closing, shall have no further force and effect and shall be deemed to be cancelled. In addition, PrivateCo issued convertible promissory notes in connection with its October 2020 offering of convertible notes (the “October 2020 Convertible Notes”) and warrants (the “October 2020 Warrants”) to Tony Wild, Dennis Langer, James Culverwell, Mark Woloshyn and Hugh Betts (each, an “October 2020 Investor” and collectively, the “October 2020 Investors”), which (i) October 2020 Convertible Notes are automatically convertible into warrants with identical terms to the Exchange Warrants being issued to the Buyers, except for the number of Exchange Warrant Shares issuable upon exercise of such Exchange Warrants and subject to any applicable restrictive legends or any restrictions or limitations on resale applicable to the October 2020 Investors (the “October 2020 Exchange Warrants”) in accordance with the terms and conditions hereof and of the October 2020 Convertible Notes and (ii) October 2020 Warrants are to be exchanged for October 2020 Exchange Warrants in accordance with the terms and conditions hereof and of the October 2020 Convertible Warrants.

(f) Form of Payment. On the Shares Closing Date, (i) each Buyer shall pay its respective Purchase Price (less, (x) in the case of Altium Growth Fund, LP (the “Lead Investor”), any amounts withheld pursuant to Section 5(h) and (y) in the case of any electing Buyer as described in Section 1(e), any Outstanding Amount pursuant to such Buyer’s, or such Buyer’s affiliate’s, Note surrendered to PrivateCo pursuant to Section 1(e)) to PrivateCo for the Purchased Shares and the related Warrants to be issued and sold to such Buyer pursuant to this Agreement by wire transfer of immediately available funds in accordance with PrivateCo’s written wire instructions and (ii) PrivateCo shall deliver to each Buyer such Buyer’s pro rata share of the Initial Purchased Shares, subject to Section 1(a)(i). On the Warrant Closing Date, for no additional consideration, PublicCo shall deliver, to each Buyer a Series A Warrant, a Series B Warrant and a Series C Warrant, in each case, pursuant to which such Buyer shall have the right to acquire an initial amount of ADSs equal to one hundred percent (100%) of the quotient determined by dividing the Purchase Price paid by such Buyer on the Shares Closing Date, by the lower of the Closing Per Share Price and the Initial Per Share Price, and a Series C Warrant pursuant to which such Buyer shall have the right to acquire an initial amount of ADSs equal to one hundred percent (100%) of the quotient determined by dividing each Buyer’s Series C Warrants’ dollar amount set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, by the lower of the Closing Per Share Price and the Initial Per Share Price, duly executed on behalf of PublicCo and registered in the name of such Buyer or its designee.

(g) Additional Series A Warrants and Series B Warrants. PublicCo shall, pursuant to the terms and conditions set forth in the Series C Warrants, issue additional Series A Warrants and Series B Warrants to the holders of Series C Warrants. PublicCo hereby acknowledges and agrees that (i) such additional Series A Warrants and Series B Warrants shall, for all intents and purposes under this Agreement and all other Transaction Documents, be also deemed “Series A Warrants” and “Series B Warrants”, respectively and (ii) such ADSs issuable upon exercise of the Series A Warrants and Series B Warrants shall, for all intents and purposes under this Agreement and all other Transaction Documents, also be deemed “Series A Warrant Shares” and “Series B Warrant Shares”, respectively.

2. BUYER’S REPRESENTATIONS AND WARRANTIES. Each Buyer, severally and not jointly, represents and warrants with respect to only itself to each of PrivateCo and PublicCo that, as of the date hereof and as of the Shares Closing Date:

(a) No Public Sale or Distribution. Such Buyer is (i) acquiring the Purchased Shares and the Warrants and (ii) upon exercise of the Warrants (other than pursuant to a Cashless Exercise (as defined in the Warrants)) will acquire the Warrant Shares issuable upon exercise of the Warrants, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(b) Accredited Investor Status; No Disqualification Events. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. To the extent such Buyer is a beneficial owner of 10% or more of PublicCo Ordinary Shares as of the date hereof or as of the Shares Closing Date, none of (i) such Buyer, (ii) any of such Buyer’s directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, or (iii) any beneficial owner of PrivateCo’s or PublicCo’s voting equity securities (in accordance with Rule 506(d) of the 1933 Act) held by such Buyer is subject to any Disqualification Event (as defined below), except for Disqualification Events covered by Rule 506(d)(2) or (d)(3) under the 1933 Act and disclosed reasonably in advance of the Shares Closing in writing in reasonable detail to PrivateCo and PublicCo.

(c) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that PrivateCo and PublicCo are relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of PrivateCo and PublicCo and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of PrivateCo and PublicCo. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on PrivateCo’s and PublicCo’s representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Buyer acknowledges and agrees that neither JMP Securities LLC (collectively, the “Placement Agent”) nor any Affiliate (as defined in Rule 144) of the Placement Agent has provided such Buyer with any information or advice with respect to the Securities nor is such information or advice necessary or desired.  Neither the Placement Agent nor any Affiliate has made or makes any representation as to PrivateCo and PublicCo or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to PrivateCo and PublicCo which such Buyer agrees need not be provided to it.  In connection with the issuance of the Securities to such Buyer, neither the Placement Agent nor any of its affiliates has acted as a financial advisor or fiduciary to such Buyer.

(e) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f) Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) subject to Section 1(c)(iv)(1), such Buyer shall have delivered to PublicCo an opinion of counsel, in a form reasonably acceptable to PublicCo, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (C) such Buyer provides PublicCo with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”) or (D) to an accredited investor in a private transaction exempt from the registration requirements of the 1933 Act; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither PublicCo nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder; provided, however, that on the Shares Closing Date, (x) the Purchased Shares will be exchanged, or pursuant to Section 5(d) will be exchangeable, for ADSs and (y) the Bridge Warrants will be exchanged for Exchanged Warrants, which are exercisable to purchase ADSs, in each case, registered under the 1933 Act pursuant to the registration statement on Form F-4 to be filed by PublicCo in connection with the transactions contemplated by the Merger Agreement (as amended from time to time, the “Form F-4”). Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide PublicCo with any notice thereof or otherwise make any delivery to PublicCo pursuant to this Agreement or any other Transaction Document (as defined in Section 4(b)), including, without limitation, this Section 2(f).

(g) Legends. Such Buyer understands that the certificates or other instruments representing the Purchased Shares and the Warrants and, until such time as the resale or exchange of the Purchased Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or the Form F-4, as applicable, the stock certificates representing the Securities, except as set forth below, shall bear a restrictive legend in the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD (X) PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT OR (Y) TO AN ACCREDITED INVESTOR IN A PRIVATE TRANSACTION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and PublicCo shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Securities are registered for resale under the 1933 Act or exchanged for other securities in a transaction registered under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, except as provided in Section 1(c)(iv)(1), such holder provides PublicCo with an opinion of counsel, in a form reasonably acceptable to PublicCo, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144 or to an accredited investor in a private transaction exempt from the registration requirements of the 1933 Act. PublicCo shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance. If PublicCo shall fail for any reason or for no reason to issue to the holder of the Securities within two (2) Trading Days after the occurrence of any of (i) through (iii) above (the initial date of such occurrence, the “Legend Removal Date” and such failure, a “Legend Removal Failure”), a certificate without such legend to such holder or to issue such Securities to such holder by electronic delivery at the applicable balance account at DTC, then, in addition to all other remedies available to such holder, PublicCo shall pay in cash to such holder on each day after the second (2nd) Trading Day after the Legend Removal Date and during such Legend Removal Failure an amount equal to 2.0% of the product of (i) the number of shares represented by such certificate, and (ii) any trading price of the ADSs selected by the holder in writing as in effect at any time during the period beginning on the applicable Legend Removal Date and ending on the date PublicCo makes the applicable cash payment, and if on or after such Trading Day the holder purchases (in an open market transaction or otherwise) ADSs relating to the applicable Legend Removal Failure, then PublicCo shall, within two (2) Trading Days after the holder’s request and in the holder’s discretion, either (i) pay cash to the holder in an amount equal to the holder’s total purchase price (including brokerage commissions, if any) for the ADSs so purchased (the “Legend Buy-In Price”), at which point the obligation of PublicCo to deliver such unlegended Securities shall terminate, or (ii) promptly honor its obligation to deliver to the holder such unlegended Securities as provided above and pay cash to the holder in an amount equal to the excess (if any) of the Legend Buy-In Price over the product of (A) such number of ADSs, times (B) any trading price of the ADSs selected by the holder in writing as in effect at any time during the period beginning on the applicable Legend Removal Date and ending on the date PublicCo makes the applicable cash payment. PublicCo shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance. Notwithstanding the foregoing, any payments made by PublicCo to any Buyer pursuant to this Section 2(g) shall be made without withholding or deduction for any taxes, unless required by law, in which case PublicCo will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Buyer of the amounts that would otherwise have been receivable in respect thereof.

(h) Validity; Enforcement. This Agreement and the other Transaction Documents to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the other Transaction Documents to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j) General solicitation. To such Buyer’s knowledge, the Securities were not offered to such Buyer by any means of general solicitation or general advertising (within the meaning of Regulation D).

(k) No Transactions in Securities. Such Buyer and its affiliates represent and warrant that they have not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Buyer or its affiliates, engaged in any transactions in the securities of PublicCo (including, without limitations, any short sales involving PublicCo’s securities) since the time such Buyer was first contacted by PrivateCo, PublicCo or any other Person regarding an investment in PrivateCo or PublicCo.

3. REPRESENTATIONS AND WARRANTIES OF PRIVATECO.

PrivateCo represents and warrants to each of the Buyers that, as of the date hereof and as of the Shares Closing Date:

(a) Organization and Qualification. Each of PrivateCo and its “PrivateCo Subsidiaries” (which for purposes of this Agreement means any entity in which PrivateCo, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of PrivateCo and each of the PrivateCo Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a PrivateCo Material Adverse Effect. As used in this Agreement, “PrivateCo Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of PrivateCo and the PrivateCo Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or on the other PrivateCo Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of PrivateCo to perform any of its obligations under any of the PrivateCo Transaction Documents. PrivateCo has no PrivateCo Subsidiaries except as set forth in Schedule 3(a). The outstanding shares of capital stock of each of the PrivateCo Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by PrivateCo or another PrivateCo Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the PrivateCo Subsidiaries are outstanding.

(b) Authorization; Enforcement; Validity. PrivateCo has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Securities Escrow Agreement, the Lock-Up Agreements (as defined in Section 8(xiii)), the Leak-Out Agreements (as defined in Section 8(xxii)) and each of the other agreements entered into by PrivateCo in connection with the transactions contemplated by this Agreement (collectively, the “PrivateCo Transaction Documents”) and to issue the Purchased Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other PrivateCo Transaction Documents by PrivateCo and the consummation by PrivateCo of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Purchased Shares, have been duly authorized by PrivateCo’s Board of Directors and (other than the filing of a Form D with the SEC and any other filings as may be required by any state securities agencies), no further filing, consent or authorization is required by PrivateCo, its Board of Directors or its members. This Agreement and the other PrivateCo Transaction Documents have been duly executed and delivered by PrivateCo, and constitute the legal, valid and binding obligations of PrivateCo, enforceable against PrivateCo in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) Issuance of Purchased Shares. The issuance of the Purchased Shares is duly authorized and, upon issuance in accordance with the terms of the PrivateCo Transaction Documents, the Purchased Shares shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens and charges and other encumbrances with respect to the issue thereof and the Purchased Shares shall be fully paid and nonassessable with the holders being entitled to all rights accorded to a holder of PrivateCo Common Stock. For the avoidance of doubt, each of the October 2020 Investors shall not be issued, and have, prior to the date hereof, irrevocably waived any right to, any Series A Warrants, Series B Warrants, Series C Warrants and Purchased Shares. Assuming the accuracy of each of the representations and warranties set forth in Section 3 of this Agreement, the offer and issuance by PrivateCo of the Purchased Shares is exempt from registration under the 1933 Act.

(d) No Conflicts. Except as disclosed in Schedule 3(d), the execution, delivery and performance of the PrivateCo Transaction Documents by PrivateCo and any of the PrivateCo Subsidiaries and the consummation by PrivateCo of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Purchased Shares) will not (i) result in a violation of the PrivateCo Certificate of Incorporation (as defined below) or PrivateCo Bylaws (as defined below) or other organizational documents of PrivateCo or any of the PrivateCo Subsidiaries, any capital stock of PrivateCo or any of the PrivateCo Subsidiaries or the articles of association or bylaws of PrivateCo or any of the PrivateCo Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which PrivateCo or any of the PrivateCo Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws, rules and regulations) and including all applicable foreign, federal and state laws, rules and regulations applicable to PrivateCo or any of the PrivateCo Subsidiaries or by which any property or asset of PrivateCo or any of the PrivateCo Subsidiaries is bound or affected, except, in the case of clauses (ii) and (iii) above, as would not have or reasonably be expected to result in a PrivateCo Material Adverse Effect.

(e) Consents. Except as disclosed in Schedule 3(e), PrivateCo is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing of a Form D with the SEC and any other filings as may be required by any state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the PrivateCo Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which PrivateCo is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Shares Closing Date (or in the case of filings detailed above, will be made timely after the Shares Closing Date).

(f) Acknowledgment Regarding Buyer’s Purchase of Securities. PrivateCo acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the PrivateCo Transaction Documents and the transactions contemplated hereby and thereby and that, prior to the purchase of Securities hereunder, no Buyer is (i) an officer or director of PrivateCo or any of the PrivateCo Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of PrivateCo or any of the PrivateCo Subsidiaries or (iii) to the knowledge of PrivateCo, a “beneficial owner” of more than 10% of the PrivateCo Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). PrivateCo further acknowledges that no Buyer is acting as a financial advisor or fiduciary of PrivateCo or any of the PrivateCo Subsidiaries (or in any similar capacity) with respect to the PrivateCo Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the PrivateCo Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. PrivateCo further represents to each Buyer that PrivateCo’s decision to enter into the PrivateCo Transaction Documents has been based solely on the independent evaluation by PrivateCo and its representatives.

(g) No General Solicitation; Placement Agent’s Fees. Neither PrivateCo, nor any of the PrivateCo Subsidiaries or their affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Initial Purchased Shares. PrivateCo shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to the Placement Agent in connection with the sale of the Initial Purchased Shares. PrivateCo shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. PrivateCo acknowledges that it has engaged the Placement Agent in connection with the sale of the Securities. Other than the Placement Agent, neither PrivateCo nor any of the PrivateCo Subsidiaries has not engaged any placement agent or other agent in connection with the offer or sale of the Initial Purchased Shares.

(h) No Integrated Offering. None of PrivateCo, the PrivateCo Subsidiaries, their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Initial Purchased Shares to require approval of the members of PrivateCo for purposes of the 1933 Act or any applicable member approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of PublicCo are listed or designated for quotation. None of PrivateCo, the PrivateCo Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Initial Purchased Shares under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

(i) Application of Takeover Protections; Rights Agreement. PrivateCo and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination (including, without limitation, under Section 203 of the Delaware General Corporation Law), poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the PrivateCo Certificate of Incorporation, PrivateCo Bylaws or other organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, PrivateCo’s issuance of the Purchased Shares and any Buyer’s ownership of the Securities. PrivateCo and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any member rights plan or similar arrangement relating to accumulations of beneficial ownership of PrivateCo Common Stock or a change in control of PrivateCo or any of the PrivateCo Subsidiaries.

(j) Private Placement Memorandum; Financial Statements. PrivateCo’s private placement memorandum, attached hereto as Exhibit E (the “PPM”) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as set forth on Schedule 3(j), each of PrivateCo and the PrivateCo Subsidiaries has no liabilities or obligations, absolute or contingent (individually or in the aggregate), except (i) liabilities and obligations incurred after December 31, 2019, in the ordinary course of business that are not material and (ii) obligations under contracts made in the ordinary course of business that would not be required to be reflected in financial statements prepared in accordance with U.S. generally accepted accounting principles, consistently applied during the periods involved (“GAAP”). The audited financial statements included in the PPM complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements fairly present in all material respects the financial position of each of PrivateCo and the PrivateCo Subsidiaries, on a consolidated basis, at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements will be subject to normal adjustments which will not be material, either individually or in the aggregate. No other information provided by or on behalf of PrivateCo to any of the Buyers which is not included in the PPM (including, without limitation, information referred to in Section 2(d) of this Agreement or in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(k) Absence of Certain Changes. Except as disclosed in Schedule 3(k)(i), since December 31, 2019, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations, condition (financial or otherwise), results of operations or prospects of PrivateCo or the PrivateCo Subsidiaries. Except as disclosed in Schedule 3(k)(ii), since December 31, 2019, neither PrivateCo nor any of the PrivateCo Subsidiaries have (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $100,000. Neither PrivateCo nor any of the PrivateCo Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does PrivateCo or any of the PrivateCo Subsidiaries have any knowledge or reason to believe that any of its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. PrivateCo and the PrivateCo Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and, after giving effect to the transactions contemplated hereby to occur at the Shares Closing, will not be Insolvent (as defined below). For purposes of this Agreement, “Insolvent” means, with respect to any Person, (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness (as defined below), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(l) Conduct of Business; Regulatory Permits. Neither PrivateCo nor any of the PrivateCo Subsidiaries is in violation of any term of or in default under the PrivateCo Certificate of Incorporation, the PrivateCo Bylaws, any certificate of designations, preferences or rights of any outstanding series of preferred stock of PrivateCo or any of the PrivateCo Subsidiaries, or their organizational charter or memorandum of association or certificate of incorporation or articles of association or bylaws, respectively. Neither PrivateCo nor any of the PrivateCo Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to PrivateCo or any of the PrivateCo Subsidiaries, and neither PrivateCo nor any of the PrivateCo Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which would not, individually or in the aggregate, reasonably be expected to have a PrivateCo Material Adverse Effect. PrivateCo and the PrivateCo Subsidiaries possess all certificates, authorizations and permits issued by the appropriate foreign, federal or state regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a PrivateCo Material Adverse Effect, and neither PrivateCo nor any such PrivateCo Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. Without limiting the generality of the foregoing, except as set forth in Schedule 3(l), PrivateCo has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the ADSs, by the Nasdaq Global Select Market (the “Principal Market”) in the foreseeable future.

(m) Transactions With Affiliates. Except as set forth in Schedule 3(m), none of the officers, directors or employees of PrivateCo or any of the PrivateCo Subsidiaries is presently a party to any transaction with PrivateCo or any of the PrivateCo Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the PrivateCo or any of the PrivateCo Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, or employee has a substantial interest or is an employee, officer, director, trustee or partner.

(n) Equity Capitalization. As of the date hereof, the authorized capital stock of PrivateCo consists of (i) 10,000,000 shares of PrivateCo Common Stock, of which as of the date hereof 1,000,000 shares of PrivateCo Common Stock are issued and outstanding, no shares of PrivateCo Common Stock are reserved for issuance pursuant to PrivateCo’s stock option and purchase plans, of which no shares of PrivateCo Common Stock are subject to outstanding PrivateCo options granted under the PrivateCo stock plans and 149,655 shares of PrivateCo Common Stock are reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, PrivateCo Common Stock and (ii) there are no authorized shares of preferred stock of PrivateCo. No PrivateCo Common Stock are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. PrivateCo hereby represents and warrants that, effective immediately upon the Shares Closing and the issuance of Initial Purchased Shares hereunder, and immediately prior to the consummation of the Merger, (x) the October 2020 Convertible Notes issued to the October 2020 Investors shall be deemed to have been repaid concurrently with the Shares Closing, shall have no further force and effect and shall be deemed to be cancelled and (y) the October 2020 Warrants issued to the October 2020 Investors shall be deemed to have been exchanged concurrently with the Shares Closing, shall have no further force and effect and shall be deemed to be cancelled. (i) Except as disclosed in Schedule 3(n)(i), hereto, none of PrivateCo’s or any PrivateCo Subsidiary’s capital equity is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by PrivateCo or any PrivateCo Subsidiary’s; (ii) except as disclosed in Schedule 3(n)(ii), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital equity of PrivateCo or any of the PrivateCo Subsidiaries, or contracts, commitments, understandings or arrangements by which PrivateCo is or may become bound to issue additional capital stock of PrivateCo or any of the PrivateCo Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital equity of PrivateCo or any of the PrivateCo Subsidiaries; (iii) except as disclosed in Schedule 3(n)(iii), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of PrivateCo or any of the PrivateCo Subsidiaries or by which PrivateCo or any of the PrivateCo Subsidiaries is or may become bound; (iv) except as disclosed in Schedule 3(n)(iv), there are no financing statements securing obligations in any amounts filed in connection with PrivateCo or any of the PrivateCo Subsidiaries; (v), except as disclosed in Schedule 3(n)(v), there are no agreements or arrangements under which PrivateCo or any of the PrivateCo Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (vi) except as disclosed in Schedule 3(n)(vi), there are no outstanding securities or instruments of PrivateCo or any of the PrivateCo Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which PrivateCo or any of the PrivateCo Subsidiaries is or may become bound to redeem a security of PrivateCo or any of the PrivateCo Subsidiaries; (vii) except as disclosed in Schedule 3(n)(vii), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Initial Purchased Shares; (viii) except as disclosed in Schedule 3(n)(viii), neither PrivateCo nor any of its PrivateCo Subsidiaries has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) except as disclosed in Schedule 3(n)(ix), PrivateCo or any of the PrivateCo Subsidiaries have no liabilities or obligations, other than those incurred in the ordinary course of PrivateCo’s or any of the PrivateCo Subsidiary’s respective businesses and which, individually or in the aggregate, do not or could not have a PrivateCo Material Adverse Effect. True, correct and complete copies of PrivateCo’s certificate of incorporation, as in effect on the date hereof (the “PrivateCo Certificate of Incorporation”), and PrivateCo’s bylaws, as amended and as in effect on the date hereof (the “PrivateCo Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, PrivateCo Common Stock and the material rights of the holders thereof in respect thereto shall be provided to the Buyers on the Shares Closing Date.

(o) Indebtedness and Other Contracts. Neither PrivateCo nor any of the PrivateCo Subsidiaries, (i) except as disclosed in Schedule 3(o)(i), has any outstanding Indebtedness (as defined below), (ii) except as disclosed in Schedule 3(o)(ii), is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would reasonably be expected to result in a PrivateCo Material Adverse Effect, (iii) except as disclosed in Schedule 3(o)(iii), is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a PrivateCo Material Adverse Effect, or (iv) except as disclosed in Schedule 3(o)(iv), is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of PrivateCo’s officers, has or is expected to have a PrivateCo Material Adverse Effect. Schedule 3(o) provides a detailed description of the material terms of such outstanding Indebtedness. Schedule 3(o)(v) provides a list of all material contracts, agreements and instruments of PrivateCo that would be required to be filed as exhibits to a Registration Statement on Form S-1 assuming PrivateCo were to file such a registration statement on the date hereof or the Shares Closing Date, as applicable. For purposes of this Agreement (other than Section 4(bb)): (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “finance leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, is classified as a finance lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations (as defined below) in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, finance lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(p) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of PrivateCo, threatened against or affecting PrivateCo or any of the PrivateCo Subsidiaries, the PrivateCo Common Stock or any of the PrivateCo Subsidiary’s capital stock or any of PrivateCo’s or any of the PrivateCo Subsidiary’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(p). The matters set forth in Schedule 3(p) would not reasonably be expected to have a PrivateCo Material Adverse Effect.

(q) Insurance. PrivateCo and each of the PrivateCo Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of PrivateCo believes to be prudent and customary in the businesses in which PrivateCo and the PrivateCo Subsidiaries are engaged. Neither PrivateCo nor any of the PrivateCo Subsidiaries has been refused any insurance coverage sought or applied for and neither PrivateCo nor any of the PrivateCo Subsidiaries has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a PrivateCo Material Adverse Effect.

(r) Employee Benefits. Schedule 3(r) sets forth a complete and accurate list of all PrivateCo Benefit Plans that are an “employee pension benefit plan” within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), whether or not such plan is subject to ERISA (each, a “PrivateCo Pension Plan”). For purposes of this Section 3(s), a “PrivateCo Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA and any employee benefit plan, program, policy, practices, or other arrangement providing compensation or benefits to any current or former employee, officer or director of PrivateCo, the PrivateCo Subsidiaries or their ERISA Affiliates or any beneficiary or dependent thereof, whether written or unwritten, that is sponsored, maintained or contributed by PrivateCo, the PrivateCo Subsidiaries or any of their ERISA Affiliates contibutes. For purposes of this Section 3(r), an entity is an “ERISA Affiliate” of PrivateCo or any PrivateCo Subsidiary if it would have ever been considered a single employer with PrivateCo or a PrivateCo Subsidiary under ERISA Section 4001(b) or Section 414(b), (c) or (m) of the Internal Revenue Code of 1986, as amended (the “Code”). Each PrivateCo Benefit Plan has been administered in all material respects in accordance with its terms all applicable laws and each of PrivateCo, the PrivateCo Subsidiaries and their ERISA Affiliates is in compliance in all material respects with all applicable provisions of ERISA and the terms of any PrivateCo Benefit Plan. No “reportable event” (as defined in Section 4043 of ERISA (other than a “reportable event” as to which the PBGC has regulation or otherwise waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event)) has occurred with respect to any PrivateCo Pension Plan; none of PrivateCo, any PrivateCo Subsidiaries or any of their ERISA Affiliates has incurred or expects to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any Pension Plan or any other “pension plan” (as defined in ERISA) or (ii) Sections 412 or 4971 of the Code; and each Pension Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. Except for liabilities that arise solely out of, or relate solely to, an PrivateCo Benefit Plan, none of PrivateCo, the PrivateCo Subsidiaries or their ERISA Affiliates has any current or contingent liabilities (i) to any “employee benefit plan” (as defined in ERISA); (ii) under Title IV of ERISA, (iii) under Section 302 of ERISA, (iv) under Sections 412 and 4971 of the Code, (v) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, or (vi) under corresponding or similar provisions of foreign Laws or regulations. Each stock option, if any, granted by PrivateCo, any PrivateCo Subsidiaries or any of their ERISA Affiliates was granted (i) in accordance with the terms of the applicable stock option plan of such entity and (ii) with an exercise price at least equal to the fair market value of such capital stock on the date such stock option would be considered granted under GAAP and applicable law. The amount by which the actuarial present value of all accrued benefits under any PrivateCo Benefit Plan (whether or not vested) exceeds the fair market value of the assets of such PrivateCo Benefit Plan is properly accrued and reflected, in all material respects, in the PPM.

(s) Employee Relations. Neither PrivateCo nor any of the PrivateCo Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. PrivateCo and the PrivateCo Subsidiaries believe that their relations with their respective employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of PrivateCo or any of the PrivateCo Subsidiaries has notified PrivateCo or any such PrivateCo Subsidiary that such officer intends to leave PrivateCo or any such PrivateCo Subsidiary or otherwise terminate such officer’s employment with PrivateCo or any such PrivateCo Subsidiary. No executive officer or other key employee of PrivateCo or any of the PrivateCo Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject PrivateCo or any of the PrivateCo Subsidiaries to any liability with respect to any of the foregoing matters. PrivateCo and the PrivateCo Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a PrivateCo Material Adverse Effect. To the knowledge of PrivateCo and the PrivateCo Subsidiaries, (i) no allegations of sexual harassment have been made against any employee of PrivateCo or any of the PrivateCo Subsidiaries, and (ii) none of PrivateCo or the PrivateCo Subsidiaries has entered into any settlement agreements related to allegations of sexual harassment or misconduct by an employee of PrivateCo or any of the PrivateCo Subsidiaries.

(t) Real Property.

(i) Schedule 3(t)(i) sets forth a complete and accurate list of all real property owned in fee (or the equivalent interest in the applicable jurisdiction) by PrivateCo and the PrivateCo Subsidiaries (the “PrivateCo Owned Real Property”). Each of PrivateCo and the PrivateCo Subsidiaries has good, valid and marketable title in fee simple to the PrivateCo Owned Real Property and to all personal property owned by it which is material to the business of PrivateCo and the PrivateCo Subsidiaries, in each case, free and clear of all liens, encumbrances and defects.

(ii) Schedule 3(t)(ii) sets forth a complete and accurate list of all leases, subleases, licenses, occupancy and other agreements (including all amendments, modifications and supplements thereof and assignments and subleases thereof) (the “PrivateCo Leases”; and each, a “PrivateCo Lease”) under which PrivateCo or the PrivateCo Subsidiaries, subleases, licenses, uses or occupies (in each case whether as landlord, tenant, sublandlord, subtenant or by other occupancy arrangement), or has the right to use or occupy, now or in the future, any real property (the “PrivateCo Leased Real Property”, and together with the PrivateCo Owned Real Property, collectively, the “PrivateCo Real Property”). Each of PrivateCo and the PrivateCo Subsidiaries has a valid and enforceable leasehold estate in all PrivateCo Leased Real Property free and clear of all liens, encumbrances and defects, and (ii) no default or breach by PrivateCo or the PrivateCo Subsidiaries, nor any event with respect to PrivateCo or the PrivateCo Subsidiaries that with notice or the passage of time would result in a default or breach, has occurred under any PrivateCo Lease, nor does PrivateCo or the PrivateCo Subsidiaries have knowledge of the existence of, any default, event or circumstance that, with notice or lapse of time, or both, would constitute a default by any other contracting parties under any such PrivateCo Leased Real Property.

(iii) None of PrivateCo or the PrivateCo Subsidiaries has granted or entered into any sublease, license, option, right of first refusal or other contractual right or similar agreement to purchase, assign or dispose of the PrivateCo Real Property or to allow or grant to any third party the right to use or occupy the PrivateCo Real Property. None of PrivateCo or the PrivateCo Subsidiaries has received any written notice of assessments for public improvements against the PrivateCo Real Property or written notice or law, rule, regulation, order, judgment or decree by any governmental authority, insurance company or board of fire underwriters or other body exercising similar functions that relates to violations of building, safety or fire ordinances or regulations that would have, or would reasonably be expected to have, a PrivateCo Material Adverse Effect on the value of such PrivateCo Real Property or its use in connection with the business of the PrivateCo or the PrivateCo Subsidiaries.

(u) Intellectual Property Rights. PrivateCo and the PrivateCo Subsidiaries owns (free and clear of all liens, encumbrances and defects) or possesses a valid license or other lawful right to use all Intellectual Property Rights (as defined below) necessary, used or held for use, to conduct its business as presently conducted and as presently proposed to be conducted. Each of the registrations or applications for registration of Intellectual Property Rights (including issued patents and applications for patent) owned or licensed to PrivateCo and the PrivateCo Subsidiaries is listed on Schedule 3(u)(i), and each item of such Intellectual Property Rights is (A) not invalid and (B) enforceable. Each of the licenses (in-bound or out-bound) of Intellectual Property Rights or other contracts (including settlement agreements) with respect to the use, ownership or enforcement of Intellectual Property Rights to which any of PrivateCo and the PrivateCo Subsidiaries is a party is listed on Schedule 3(u)(ii), each such contract is valid and enforceable against PrivateCo and the PrivateCo Subsidiaries and, to the knowledge of PrivateCo and the PrivateCo Subsidiaries, its counterparty(ies), and none of PrivateCo or the PrivateCo Subsidiaries and, to the knowledge of PrivateCo and the PrivateCo Subsidiaries, none of the counterparties to any such contract, is in default or breach thereunder or thereof. Except as set forth in Schedule 3(u)(iii), none PrivateCo and the PrivateCo Subsidiaries Intellectual Property Rights listed or required to be listed on Schedule 3(u)(i) has expired or terminated, has been abandoned or canceled, or adjudged invalid or unenforceable or are scheduled or expected to expire or terminate or are scheduled or expected to be abandoned or canceled, or adjudged invalid or unenforceable, within three (3) calendar months from the date of mutual execution of this Agreement. The conduct of the business of PrivateCo and the PrivateCo Subsidiaries as presently conducted does not infringe, misappropriate or otherwise violate or conflict with the Intellectual Property Rights of others, and in the past six (6) calendar years, no claim, action or proceeding (including in the U.S. Patent and Trademark Office, or any corresponding non-U.S. authority, or before any other governmental authority) has been made or brought alleging the foregoing. There is no claim, action or proceeding that has been made or brought in the past six (6) years by or against, being threatened by or, to the knowledge of PrivateCo and the PrivateCo Subsidiaries, being threatened against, PrivateCo and the PrivateCo Subsidiaries regarding Intellectual Property Rights, including any challenging the validity, enforceability, ownership, enforcement, patentability or registrability of such Intellectual Property Rights. To the knowledge of PrivateCo and the PrivateCo Subsidiaries, no third party is infringing, misappropriating or otherwise conflicting with its Intellectual Property Rights. None of PrivateCo or the PrivateCo Subsidiaries are aware of any facts or circumstances which would reasonably be expected to give rise to any of the foregoing infringements, misappropriations or other conflicts, or claims, actions or proceedings. Each of PrivateCo and the PrivateCo Subsidiaries has taken commercially reasonable security measures to protect the secrecy, confidentiality and value of all of its material Intellectual Property Rights, as applicable, and, to its knowledge, no unauthorized disclosure of any information comprising any Intellectual Property Rights has occurred, as applicable. All present and former employees, consultants and independent contractors of each of PrivateCo and the PrivateCo Subsidiaries that have been involved in the development of any material Intellectual Property Rights have entered into written agreements under which such Persons (A) agree to protect the trade secrets, know-how and other confidential information of PrivateCo and the PrivateCo Subsidiaries, as applicable, and (B) assign to one of PrivateCo or the PrivateCo Subsidiaries, as applicable, all right, title and interest in and to all Intellectual Property Rights created by such Person in the course of his, her or its employment or other engagement by one of PrivateCo or the PrivateCo Subsidiaries. Except as set forth on Schedule 3(u)(iv), no United States federal or state agency or any other government or governmental agency, university, research institute or other similar organization has sponsored any research by PrivateCo and the PrivateCo Subsidiaries or been involved with or otherwise sponsored any development of any Intellectual Property Rights claimed by PrivateCo or the PrivateCo Subsidiaries and that are material to the business of PrivateCo or the PrivateCo Subsidiaries as presently conducted. For purposes of this Agreement, “Intellectual Property Rights” means all intellectual property and proprietary rights, including all (i) trademarks, trade names, service marks, service names, domain names, and other designation of origin, together with all goodwill associated therewith, (ii) original works of authorship and copyrights, (iii) patents and patent applications, together with all divisionals, continuations, continuations-in-part, reissues and reexaminations thereof, including all rights to file applications for patent, (iv) trade secrets, know-how and other confidential information and (v) inventions, licenses, approvals and governmental authorizations.

(v) IT Systems; Data Privacy and Security. The information technology and computer systems, including the software, firmware, hardware, equipment, networks, data communication lines, interfaces, databases, storage media, websites, platforms and related systems owned, licensed or leased by PrivateCo and the PrivateCo Subsidiaries (collectively, “PrivateCo IT Systems”) are sufficient for the conduct of each of the businesses of PrivateCo and the PrivateCo Subsidiaries, in all material respects, and to the knowledge of each of PrivateCo and the PrivateCo Subsidiaries, do not contain any “viruses”, “worms”, “time-bombs”, “key-locks”, or any other devices intentionally designed to disrupt or interfere with the operation of the PrivateCo IT Systems or equipment upon which the PrivateCo IT Systems operate, or the integrity of the data, information or signals PrivateCo IT Systems produce; and during the last two (2) years, there have been no material failures, breakdowns, continued substandard performance or other adverse events affecting any of PrivateCo IT Systems. Each of PrivateCo and the PrivateCo Subsidiaries has and maintains commercially reasonable business continuity and disaster recovery plans, procedures and facilities appropriate for its business and has taken commercially reasonable steps to safeguard the integrity and security of PrivateCo IT Systems, and to the knowledge of each of PrivateCo and the PrivateCo Subsidiaries, there has been no unauthorized access, or any intrusions or breaches, of the PrivateCo IT Systems during the last two (2) years. Each of PrivateCo and the PrivateCo Subsidiaries is, and during the last three (3) years has been, in compliance in all material respects with all PrivateCo Data Privacy and Security Laws applicable to it. Each of PrivateCo and the PrivateCo Subsidiaries has maintained and posted all requisite privacy notices pursuant to PrivateCo Data Privacy and Security Laws. Each of PrivateCo and the PrivateCo Subsidiaries has commercially reasonable security measures in place designed to protect all Personal Data under its control or in its possession from unauthorized use, access, modification or destruction. During the last three (3) years, none of PrivateCo nor the PrivateCo Subsidiaries has suffered any breach in security or other incident that has permitted any unauthorized access to the Personal Data under its control or possession. Each of PrivateCo and the PrivateCo Subsidiaries maintains, and has remained in compliance, in all material respects, with, a comprehensive written information security program that includes commercially reasonable administrative, physical and technical measures intended to protect the confidentiality, integrity, availability and security of Personal Data in is possession or under its control and PrivateCo IT Systems against any unauthorized control, use, access, interruption, modification or corruption and to ensure the continued, uninterrupted and error-free operation of PrivateCo IT Systems. There are no material claims, actions or proceedings against or affecting any of PrivateCo or the PrivateCo Subsidiaries pending or threatened in writing, relating to or arising under PrivateCo Data Privacy and Security Laws. None of PrivateCo nor the PrivateCo Subsidiaries has received any written notices from the Department of Justice, U.S. Department of Education, Federal Trade Commission, or the Attorney General of any state, or any equivalent foreign governmental authority, relating to possible violations of PrivateCo Data Privacy and Security Laws. For purposes of this Agreement, (i) “PrivateCo Data Privacy and Security Laws” shall mean (a) all applicable laws relating to the Processing of Personal Data or otherwise relating to privacy, data protection, data security, cyber security, breach notification or data localization, and (b) all published policies of PrivateCo and the PrivateCo Subsidiaries relating to the Processing of Personal Data or otherwise relating to privacy, data protection, data security, cyber security, breach notification or data localization; (ii) “Process” or “Processing” shall mean the collection, use, storage, processing, recording, distribution, transfer, import, export, protection, disposal or disclosure or other activity regarding or operations performed on data or information (whether electronically or in any other form or medium); and (iii) “PrivateCo Personal Data” shall mean any information that, alone or in combination with other information held by PrivateCo and the PrivateCo Subsidiaries, allows the identification of an individual, including name, street address, telephone number, e-mail address, photograph, social security number, driver’s license number, passport number, customer or account number, biometrics, IP address, geolocation data or persistent device identifier, or any other information that is otherwise considered personal information, personal data, protected health information and is regulated by applicable PrivateCo Data Privacy and Security Laws.

(w) Environmental Laws. PrivateCo and the PrivateCo Subsidiaries (i) are in compliance with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance, in all material respects, with all terms and conditions of any such permit, license or approval. Neither PrivateCo nor the PrivateCo Subsidiaries has received from any Person or governmental authority any written claim, demand, notice of violation, citation or notice of potential liability under any Environmental Law that remains pending or unresolved and, to the knowledge of each of PrivateCo and the PrivateCo Subsidiaries, no such claims, demands, citations or notices have been threatened in writing. Except as would not reasonably be expected, individually or in the aggregate, to have a material effect on the operations of the business or result in material liability of PrivateCo and the PrivateCo Subsidiaries, (i) there has been no Release (as hereinafter defined) of Hazardous Materials (as hereinafter defined) that could reasonably be expected to result in a claim or liability under any Environmental Law in, at, on or under or migrating from any real property currently or formerly owned, leased or operated by PrivateCo or the PrivateCo Subsidiaries or in, at, on or under any other property to which of PrivateCo or the PrivateCo Subsidiaries sent Hazardous Materials for treatment or disposal; (ii) neither PrivateCo nor the PrivateCo Subsidiaries is a party to any agreement or the subject of any law, rule, regulation, order, judgment or decree that requires PrivateCo or the PrivateCo Subsidiaries to conduct a remedial action with respect to Hazardous Materials or requires PrivateCo or the PrivateCo Subsidiaries to indemnify, defend or hold harmless any governmental authority or Person from or against any claim or liability under Environmental Laws; and (iii) to the knowledge of PrivateCo and the PrivateCo Subsidiaries, there are no underground storage tanks at any real property currently owned, leased or operated by PrivateCo or the PrivateCo Subsidiaries. PrivateCo and the PrivateCo Subsidiaries have made available to Buyers (i) true and correct copies of all permits, licenses and approvals maintained by PrivateCo or the PrivateCo Subsidiaries in compliance with Environmental Laws; and (ii) all material environmental reports, audits, site assessments and studies related to PrivateCo and the PrivateCo Subsidiaries, its operations and currently and formerly owned, leased and operated real property. The term “Environmental Laws” means all laws relating to pollution or protection of human health and safety, natural resources or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all laws, rules, orders, judgments, decrees, authorizations, codes, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, permits, plans or regulations issued, entered, promulgated or approved thereunder. The term “Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, dispersal, migrating, injecting, escaping, leaching, dumping, or disposing on or into the indoor or outdoor environment.

(x) Subsidiary Rights. PrivateCo or one of the PrivateCo Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of the PrivateCo Subsidiaries as owned by PrivateCo or such PrivateCo Subsidiary.

(y) Taxes.

(i) PrivateCo and each of the PrivateCo Subsidiaries (A) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such tax returns and deliverables are true, correct and complete in all material respects, (B) has timely paid all taxes which are due and payable (regardless of whether shown on a tax return) and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, (C) has set aside on its books provisions reasonably adequate for the payment of all taxes or periods subsequent to the periods to which such returns, reports or declarations apply and (D) has complied in all material respects with all applicable legal requirements relating to the withholding and remittance of all material amounts of taxes, and all such taxes have been withheld and paid over to the appropriate governmental authority. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of PrivateCo know of no basis for any such claim. As used herein, (x) “tax” or “taxes” means any and all United States federal, state, local, or foreign income, gross receipts, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, capital stock, capital gains, franchise, profits, withholding, social security (or similar, including FICA), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, or other tax imposed by any governmental authority, including any interest, penalty, indexation differentials or addition thereto and (y) “tax return” or “tax returns” means any return, declaration, report, claim for refund or information return or statement relating to Taxes filed or required to be filed with a governmental authority, including any schedule or attachment thereto, and including any amendment thereof.

(ii) No deficiency for any material amount of taxes has been asserted or assessed by any governmental authority in writing against PrivateCo or any PrivateCo Subsidiary, which deficiency has not been paid or resolved. No material audit or other proceeding by any governmental authority is currently in progress, pending or threatened in writing against PrivateCo or any PrivateCo Subsidiary with respect to any taxes due from such entities. Neither PrivateCo nor the PrivateCo Subsidiaries are currently contesting any material tax liability before any governmental authority.

(iii) There are no claims in writing by any governmental authority in a jurisdiction in which PrivateCo or any PrivateCo Subsidiary does not file tax returns that such entity is or may be subject to tax or required to file tax returns in that jurisdiction which claim has not been dismissed, closed or otherwise resolved.

(z) Internal Accounting. PrivateCo and each of the PrivateCo Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and applicable law, and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth in Schedule 3(z), during the twelve months prior to the date hereof neither PrivateCo nor any of the PrivateCo Subsidiaries has received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of PrivateCo or any of the PrivateCo Subsidiaries.

(aa) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between PrivateCo and an unconsolidated or other off balance sheet entity that would be reasonably likely to have a PrivateCo Material Adverse Effect.

(bb) Investment Company Status. Neither PrivateCo nor any of the PrivateCo Subsidiaries is, and upon consummation of the sale of the Securities, and for so long as any Buyer holds any Securities, will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(cc) Reserved.

(dd) Reserved.

(ee) FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (the “FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by PrivateCo or any of its PrivateCo Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by PrivateCo in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a PrivateCo Material Adverse Effect. There is no pending, completed or, to PrivateCo’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against PrivateCo or any of its PrivateCo Subsidiaries, and none of PrivateCo or any of its PrivateCo Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by PrivateCo or any of its PrivateCo Subsidiaries, (iv) enjoins production at any facility of PrivateCo or any of its PrivateCo Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with PrivateCo or any of its PrivateCo Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by PrivateCo or any of its PrivateCo Subsidiaries, and which, either individually or in the aggregate, would have a PrivateCo Material Adverse Effect. The properties, business and operations of PrivateCo have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  Except as set forth on Schedule 3(ee) or as disclosed in the PPM, PrivateCo has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by PrivateCo nor has PrivateCo been informed by the FDA that the FDA will not approve for marketing any product being developed or proposed to be developed by PrivateCo.

(ff) U.S. Real Property Holding Corporation.  Neither PrivateCo nor any of the PrivateCo Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and PrivateCo and each PrivateCo Subsidiary shall so certify upon any Buyer’s request.

(gg) Transfer Taxes.  On the Shares Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by PrivateCo, and all laws imposing such taxes will be or will have been complied with.

(hh) Bank Holding Company Act. Neither PrivateCo nor any of the PrivateCo Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither PrivateCo nor any of the PrivateCo Subsidiaries or their affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither PrivateCo nor any of the PrivateCo Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ii) Shell Company Status. PrivateCo is not, and has never been, an issuer identified in, or subject to, Rule 144(i)(1) of the 1933 Act.

(jj) Compliance with Anti-Money Laundering Laws. The operations of PrivateCo and the PrivateCo Subsidiaries and their affiliates are and has been conducted at all times in compliance with all applicable U.S. and non-U.S. Laws, rules and regulations relating to terrorism or money laundering, including, without limitation, the Currency and Foreign Transactions Reporting Act of 1970, as amended, the U.S. Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the U. S. Money Laundering Control Act of 1986 (18 U.S.C. §§1956 and 1957), as amended, and any applicable law prohibiting or directed against the financing or support of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B), and the rules and regulations promulgated thereunder, and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or self-regulatory body (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving PrivateCo or the PrivateCo Subsidiaries or any of their affiliates with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of PrivateCo, the PrivateCo Subsidiaries or any of their affiliates, threatened.

(kk) No Conflicts with Sanctions Laws. Neither PrivateCo nor any of the PrivateCo Subsidiaries, nor any owner or shareholder, director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of PrivateCo, the PrivateCo Subsidiaries or their affiliates is, or is directly or indirectly, individually or in the aggregate, owned or controlled by any Person that is currently the subject or the target of any sanctions administered or enforced by the U.S. government including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Departments of State or Commerce and including, without limitation, the designation as a “Specially Designated National” or on the “Sectoral Sanctions Identifications List” (collectively, “Blocked Persons”), the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom or any other relevant sanctions authority (collectively, “Sanctions Laws”), or any Person with whom or with which a U.S. Person is prohibited from dealing under any of the Sanctions Laws; Neither PrivateCo nor any of the PrivateCo Subsidiaries, nor any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of PrivateCo, the PrivateCo Subsidiaries or their affiliates, is located, organized, resident or doing business in a country or territory that is the subject or target of a comprehensive embargo or Sanctions Laws prohibiting dealings with the country or territory, which as of the date hereof, include, without limitation, Crimea, Cuba, Iran, North Korea, and Syria (each, a “Sanctioned Country”); PrivateCo and the PrivateCo Subsidiaries are in compliance with all Sanctions Laws; PrivateCo and the PrivateCo Subsidiaries maintain in effect and enforces policies and procedures designed to ensure compliance by PrivateCo and the PrivateCo Subsidiaries with applicable Sanctions Laws; none of PrivateCo nor the PrivateCo Subsidiaries, nor any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of PrivateCo, the PrivateCo Subsidiaries or their affiliates, acting in any capacity in connection with the operations of PrivateCo, the PrivateCo Subsidiaries or their affiliates, conducts any business with or for the benefit of any Blocked Person or engages in making or receiving any contribution of funds, goods or services to, from or for the benefit of any Blocked Person, or deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to any applicable Sanctions Laws; no action of PrivateCo, the PrivateCo Subsidiaries or their affiliates in connection with (i) the execution, delivery and performance of this Agreement and the other PrivateCo Transaction Documents, (ii) the issuance and sale of the Securities, or (iii) the direct or indirect use of proceeds from the Securities or the consummation of any other transaction contemplated hereby or by the other PrivateCo Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other PrivateCo Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any PrivateCo Subsidiary, joint venture partner or other Person, for the purpose of (i) unlawfully funding or facilitating any activities of or business with any Person that, at the time of such funding or facilitation, is the subject or target of Sanctions Laws, (ii) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions Laws. For the past five (5) years, each of PrivateCo, the PrivateCo Subsidiaries and their affiliates has not knowingly engaged in and is not now knowingly engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions Laws or with any Sanctioned Country.

(ll) Anti-Bribery. None of PrivateCo, the PrivateCo Subsidiaries or their affiliates nor anyone acting on their behalf have made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law. None of PrivateCo, the PrivateCo Subsidiaries or their affiliates, nor any owner or shareholder, director, officer, agent, employee or other Person associated with or acting on behalf of PrivateCo, the PrivateCo Subsidiaries or their affiliates, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, to any employee or agent of a private entity with which any of PrivateCo, the PrivateCo Subsidiaries or their affiliates does or seeks to do business or to foreign or domestic political parties or campaigns, (iii) violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the U.K. Bribery Act 2010, or any other similar law of any other jurisdiction in which any of PrivateCo, the PrivateCo or their affiliates operates its business, including, in each case, the rules and regulations thereunder (collectively, the “Anti-Bribery Laws”), (iv) taken, is currently taking or will take any action in furtherance of an offer, payment, gift or anything else of value, directly or indirectly, to any Person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage or (v) otherwise made any offer, bribe, rebate, payoff, influence payment, unlawful kickback or other unlawful payment; Each of PrivateCo, the PrivateCo Subsidiaries and their affiliates has instituted and has maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with the Anti-Bribery Laws and with this representation and warranty; none of PrivateCo, the PrivateCo Subsidiaries or their affiliates will directly or indirectly use the proceeds of the convertible securities or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other Person for the purpose of financing or facilitating any activity that would violate the Anti-Bribery Laws; there are, and have been, no allegations, investigations or inquiries with regard to a potential violation of any Anti-Bribery Laws by PrivateCo, the PrivateCo Subsidiaries or their affiliates, or any of their respective current or former directors, officers, employees, owners, shareholders, stockholders, representatives, agents or other Persons acting or purporting to act on their behalf.

(mm) No Additional Agreements. Neither PrivateCo nor any of the PrivateCo Subsidiaries have any agreement or understanding with any Buyer with respect to the transactions contemplated by the PrivateCo Transaction Documents other than as specified in the PrivateCo Transaction Documents.

(nn) Disclosure. Except for discussions specifically regarding the offer and sale of the Securities and any information provided by PrivateCo to Buyers in connection therewith, PrivateCo confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning PrivateCo, any of the PrivateCo Subsidiaries, PublicCo or any of the PublicCo Subsidiaries (as defined below), other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. PrivateCo understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of PrivateCo and PublicCo. All disclosure provided to the Buyers regarding PrivateCo or any of the PrivateCo Subsidiaries, their business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of PrivateCo is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of PrivateCo to you pursuant to or in connection with this Agreement and the other PrivateCo Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. Each press release, if any, issued by PrivateCo or any of the PrivateCo Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to PrivateCo or any of the PrivateCo Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by PrivateCo but which has not been so publicly disclosed. PrivateCo acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(oo) Stock Option Plans. Each stock option granted by PrivateCo was granted (i) in accordance with the terms of the applicable PrivateCo stock plan and (ii) with an exercise price at least equal to the fair market value of the PrivateCo Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No membership interest option granted under PrivateCo’s stock option plan has been backdated. PrivateCo has not knowingly granted, and there is no and has been no PrivateCo policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding PrivateCo or the PrivateCo Subsidiaries or their financial results or prospects.

(pp) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by PrivateCo to arise, between PrivateCo and the accountants and lawyers formerly or presently employed by PrivateCo and PrivateCo is current with respect to any fees owed to its accountants and lawyers which could affect PrivateCo’s ability to perform any of its obligations under any of the PrivateCo Transaction Documents.

(qq) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) of Regulation D (“Regulation D Securities”), none of PrivateCo, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of PrivateCo participating in the offering hereunder, any beneficial owner of 20% or more of PrivateCo’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with PrivateCo in any capacity at the time of sale (each, an “PrivateCo Covered Person” and, together, “PrivateCo Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). PrivateCo has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. PrivateCo has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(rr) Other Covered Persons. PrivateCo is not aware of any Person (other than the Placement Agent) that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

(ss) Notice of Disqualification Events. PrivateCo will notify the Buyers and the Placement Agent in writing, prior to the Shares Closing Date of (i) any Disqualification Event relating to any PrivateCo Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any PrivateCo Covered Person.

(tt) Lock-Up Parties. Each Person identified on Schedule 3(tt) (which includes all directors and officers immediately following the consummation of the Merger) have entered into a Lock-Up Agreement.

(uu) COVID-19. Since December 31, 2019, there has not occurred, directly or indirectly as a result of, with respect to or in connection with SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks, any material disruption in, or material negative impact on, PrivateCo or any of the PrivateCo Subsidiaries’ business or business operations, whether in the near, medium or long term or of short, medium or long duration, including as a result of, with respect to or in connection with: (a) any temporary or permanent whole or partial loss of customer(s), supplier(s), service provider(s), systems or technology provider(s), or infrastructure; (b) any temporary or permanent whole or partial loss of access to, or the services of, facilities (including offices or co-location facilities), employees, independent contractors or consultants, technology or networks, utilities, services and repair or other resources; (c) any excessive or unusual costs, expenses, fees, rates, royalties or charges of any nature, including with respect to compensation of employees, independent contractors or consultants or costs of employee benefits or insurance (including health insurance and business interruption or similar insurance); (d) any delay in the payment or performance of obligations by third Persons, regardless of whether caused or allegedly caused by force majeure or a similar concept or otherwise; (e) any cause similar to any of the forgoing; or (f) any combination of the forgoing.

4. REPRESENTATIONS AND WARRANTIES OF PUBLICCO.

PublicCo represents and warrants to each of the Buyers that, as of the date hereof and as of the Shares Closing Date:

(a) Organization and Qualification. Each of PublicCo and each of its “PublicCo Subsidiaries” (which for purposes of this Agreement means any entity in which PublicCo, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) (the PublicCo Subsidiaries, together with the PrivateCo Subsidiaries, the “Subsidiaries”) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of PublicCo and each of the PublicCo Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a PublicCo Material Adverse Effect. As used in this Agreement, “PublicCo Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of PublicCo and the PublicCo Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or on the other PublicCo Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of PublicCo to perform any of its obligations under any of the PublicCo Transaction Documents (as defined below). PublicCo has no PublicCo Subsidiaries except as set forth in Schedule 4(a). The outstanding shares of capital stock of each of the PublicCo Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by PublicCo or another PublicCo Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the PublicCo Subsidiaries are outstanding. Notwithstanding the foregoing, it is hereby clarified that upon the Effective Time of the Merger, as defined in the Merger Agreement, PublicCo shall have transferred all of the shares of Cellect Biotherapeutics Ltd. which shall own (a) all of PublicCo’s and PublicCo Subsidiaries’ technology and Intellectual Property, existing prior to the Effective Time, and (b) the PublicCo cash reserves immediately prior to the Effective Time, as set forth in the Merger Agreement, and that all of the representations and warranties set forth in Section 4 are qualified as of the Effective Time of the Merger by such transfer of shares. It is hereby clarified that following such sale of shares of Cellect Biotherapeutics Ltd. it shall cease to be deemed a PublicCo Subsidiary.

(b) Authorization; Enforcement; Validity. PublicCo has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants, the Registration Rights Agreement, the Securities Escrow Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 6(b)), the Lock-Up Agreements, the Leak-Out Agreements and each of the other agreements entered into by PublicCo in connection with the transactions contemplated by this Agreement (collectively, the “PublicCo Transaction Documents” and, together with the PrivateCo Transaction Documents, the “Transaction Documents”) and to issue the Warrants and the Warrant Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other PublicCo Transaction Documents by PublicCo and the consummation by PublicCo of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise of the Warrants have been duly authorized by PublicCo’s Board of Directors and (other than the filing with the SEC of one or more Registration Statements (as defined in the Registration Rights Agreement) in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC, a Form F-4 relating to the Merger and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by PublicCo, its Board of Directors or its stockholders (other than, as of the date hereof, stockholder consent related to items in the Form F-4). This Agreement and the other PublicCo Transaction Documents have been duly executed and delivered by PublicCo, and constitute the legal, valid and binding obligations of PublicCo, enforceable against PublicCo in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) Issuance of Securities. The issuance of the Warrants are duly authorized and, upon issuance in accordance with the terms of the PublicCo Transaction Documents, the Warrants shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens and charges and other encumbrances with respect to the issue thereof. As of the Shares Closing Date, a number of PublicCo Ordinary Shares shall have been duly authorized and reserved for issuance which equals (i) until the Final Reset Date, the sum of (w) the number of Series A Warrant Shares issued and issuable pursuant to the Series A Warrants assuming that the Maximum Eligibility Number (as defined in the Series A Warrants) equals 400% of the Exchanged Shares issued in exchange for the Initial Purchased Shares issued to the Buyers on the Shares Closing Date and assuming that the Series C Warrant has been exercised in full by paying the Aggregate Exercise Price (as defined in the Series C Warrants) in cash without giving effect to any limitation on exercise set forth therein), (x) the number of Series B Warrant Shares issued and issuable pursuant to the Series B Warrants assuming that the Maximum Eligibility Number (as defined in the Series B Warrants) equals 400% of the Exchanged Shares issued in exchange for the Initial Purchased Shares issued to the Buyers on the Shares Closing Date and assuming that the Series C Warrant has been exercised in full by paying the Aggregate Exercise Price in cash without giving effect to any limitation on exercise set forth therein), (y) the number of Series C Warrant Shares issued and issuable pursuant to the Series C Warrants assuming that the Maximum Eligibility Number (as defined in the Series C Warrants) equals 223.52% of the Exchanged Shares issued in exchange for the Initial Purchased Shares issued to the Buyers on the Shares Closing Date and (z) the number of Exchange Warrant Shares (as defined below) issued and issuable pursuant to the Exchange Warrants equal to the quotient obtained by dividing (x) the Principal (as defined in the Notes) amounts of all Notes issued pursuant to the Bridge Securities Purchase Agreement, by (y) the lower of (1) the Initial Exercise Price (as defined in the Exchange Warrants) (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events occurring after the date of the Bridge Securities Purchase Agreement) and (2)  25% of the Closing Per Share Price and (ii) from and after the Final Reset Date, the sum of (w) the maximum number of Series A Warrant Shares issued and issuable upon exercise of the Series A Warrants and assuming that the Series C Warrants have been exercised in full by paying the Aggregate Exercise Price in cash (without giving effect to any limitation on exercise set forth therein), (x) the maximum number of Series B Warrant Shares issued and issuable upon exercise of the Series B Warrants and assuming that the Series C Warrants have been exercised in full by paying the Aggregate Exercise Price in cash (without giving effect to any limitation on exercise set forth therein), (y) the maximum number of Series C Warrant Shares issued and issuable upon exercise of the Series C Warrants (without giving effect to any limitation on exercise set forth therein) and (z) the maximum number of Exchange Warrant Shares issued and issuable upon exercise of the Exchange Warrants (without giving effect to any limitation on exercise set forth therein) (the foregoing clauses (i) and (ii), as applicable, the “Required Reserve Amount”) (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events occurring after the date hereof). Upon exercise of the Warrants in accordance with the Warrants, the Warrant Shares when issued will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of ADSs, including, without limitation, under the Deposit Agreement (as defined in Section 5(w)) and if any holder elects to convert the Purchased Shares or Warrant Shares into PublicCo Ordinary Shares, such holder will be entitled to all rights accorded to a holder of PublicCo Ordinary Shares. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by PublicCo of the Warrants and the Warrant Shares is exempt from registration under the 1933 Act.

(d) No Conflicts. Except as disclosed in Schedule 4(d), the execution, delivery and performance of the PublicCo Transaction Documents by PublicCo and the consummation by PublicCo of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrants and reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of the PublicCo Articles of Association (as defined below) or other organizational documents of PublicCo or any of the PublicCo Subsidiaries, any capital stock of PublicCo or any of the PublicCo Subsidiaries or the articles of association or bylaws of PublicCo or any of the PublicCo Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which PublicCo or any of the PublicCo Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market and including all applicable foreign, federal, state laws, rules and regulations) applicable to PublicCo or any of the PublicCo Subsidiaries or by which any property or asset of PublicCo or any of the PublicCo Subsidiaries is bound or affected; except, in the case of clauses (ii) and (iii) above, as would not have or reasonably be expected to result in a PublicCo Material Adverse Effect.

(e) Consents. Except as disclosed in Schedule 4(e), other than from PrivateCo pursuant to that certain Agreement and Plan of Merger by and among PublicCo, CellMSC, Inc., a Delaware corporation and wholly owned subsidiary of PublicCo, and PrivateCo, dated as of March 24, 2021 (the “Merger Agreement”) and approval of the Principal Market to list additional shares on the Principal Market (in each case, as of the date hereof), PublicCo is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC, a Form F-4 relating to the Merger and any other filings as may be required by any state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the PublicCo Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which PublicCo is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Shares Closing Date (or in the case of filings detailed above, will be made timely after the Shares Closing Date), and PublicCo is unaware of any facts or circumstances which might prevent PublicCo from obtaining or effecting any of the registration, application or filings contemplated by the PublicCo Transaction Documents. Except as disclosed in Schedule 4(e) or as disclosed in the SEC Documents (as defined below), PublicCo is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the ADSs in the foreseeable future. The issuance by PublicCo of the Warrants and Warrant Shares shall not have the effect of delisting or suspending the ADSs from the Principal Market.

(f) Acknowledgment Regarding Buyer’s Purchase of Securities. PublicCo acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the PublicCo Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of PublicCo or any of the PublicCo Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of PublicCo or any of the PublicCo Subsidiaries or (iii) to the knowledge of PublicCo, a “beneficial owner” of more than 10% of the PublicCo Ordinary Shares (as defined for purposes of Rule 13d-3 of the 1934 Act). PublicCo further acknowledges that no Buyer is acting as a financial advisor or fiduciary of PublicCo or any of the PublicCo Subsidiaries (or in any similar capacity) with respect to the PublicCo Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the PublicCo Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. PublicCo further represents to each Buyer that PublicCo’s decision to enter into the PublicCo Transaction Documents has been based solely on the independent evaluation by PublicCo and its representatives.

(g) No General Solicitation. Neither PublicCo, nor any of the PublicCo Subsidiaries or their affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(h) No Integrated Offering. None of PublicCo, the PublicCo Subsidiaries their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of PublicCo for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of PublicCo are listed or designated for quotation. None of PublicCo, the PublicCo Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act (other than the Warrant Shares) or cause the offering of any of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

(i) Application of Takeover Protections; Rights Agreement. PublicCo and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Association of PublicCo, as amended and as in effect on the date hereof (the “PublicCo Articles of Association”) or other organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, PublicCo’s issuance of the Securities and any Buyer’s ownership of the Securities. PublicCo and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of PublicCo Ordinary Shares or ADSs or a change in control of PublicCo or any of the PublicCo Subsidiaries.

(j) SEC Documents; Financial Statements. Except as disclosed in Schedule 4(j), during the two (2) years prior to the date hereof, PublicCo has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof or prior to the Shares Closing Date, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). PublicCo has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act applicable to PublicCo and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as set forth on Schedule 4(j), each of PublicCo and the PublicCo Subsidiaries has no liabilities or obligations, absolute or contingent (individually or in the aggregate), except (i) liabilities and obligations incurred after December 31, 2019 in the ordinary course of business that are not material and (ii) obligations under contracts made in the ordinary course of business that would not be required to be reflected in financial statements prepared in accordance with the International Financial Reporting Standards, consistently applied during the periods involved (“IFRS”). As of their respective filing dates, the financial statements of PublicCo included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The financial statements of PublicCo comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with IFRS (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of each of PublicCo and the PublicCo Subsidiaries, on a consolidated basis, as of the dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements will be subject to normal audit adjustments which will not be material, either individually or in the aggregate. No other information provided by or on behalf of PublicCo to any of the Buyers which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(d) of this Agreement or in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(k) No Undisclosed Events, Liabilities, Developments or Circumstances. Other than the transactions contemplated hereunder and under the Merger Agreement, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to PublicCo, the PublicCo Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by PublicCo under applicable securities laws on a registration statement on Form F-1 filed with the SEC relating to an issuance and sale by PublicCo of its PublicCo Ordinary Shares or ADSs and which has not been publicly announced. PublicCo and the PublicCo Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and, after giving effect to the transactions contemplated hereby to occur at the Shares Closing, will not be Insolvent.

(l) Regulatory Permits. PublicCo and each of the PublicCo Subsidiaries possess all certificates, authorizations and permits issued by the appropriate foreign, federal or state regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a PublicCo Material Adverse Effect, and neither PublicCo nor any such PublicCo Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(m) Sarbanes-Oxley Act; Internal Accounting Controls. PublicCo is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof. PublicCo and each of the PublicCo Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and applicable law, and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. PublicCo maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the 1934 Act) that are effective in ensuring that information required to be disclosed by PublicCo in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by PublicCo in the reports that it files or submits under the 1934 Act is accumulated and communicated to PublicCo’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth in Schedule 4(m), during the twelve months prior to the date hereof neither PublicCo nor any of the PublicCo Subsidiaries has received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of PublicCo or any of the PublicCo Subsidiaries.

(n) Transactions With Affiliates and Employees. Except as set forth in Schedule 4(n), none of the officers, directors or employees of PublicCo or any of the PublicCo Subsidiaries is presently a party to any transaction with PublicCo or any of the PublicCo Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of PublicCo or any of the PublicCo Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, or employee has a substantial interest or is an employee, officer, director, trustee or partner.

(o) Equity Capitalization. As of the date hereof, the authorized capital stock of PublicCo consists of 1,000,000,000 PublicCo Ordinary Shares, of which as of the date hereof, 390,949,079 are issued and outstanding, 58,600,000 shares are reserved for issuance pursuant to PublicCo’s stock option and purchase plans, of which 44,895,227 shares are subject to outstanding PublicCo options granted under the PublicCo stock plans and none are subject to outstanding PublicCo restricted stock units, and 69,472,680 shares are reserved for issuance pursuant to securities (other than the aforementioned options) exercisable or exchangeable for, or convertible into, PublicCo Ordinary Shares. No PublicCo Ordinary Shares are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. 14,436,580 shares (144,365 ADS) of PublicCo’s issued and outstanding PublicCo Ordinary Shares on the date hereof are as of the date hereof owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act) of PublicCo or any of the PublicCo Subsidiaries. (i) Except as disclosed in Schedule 4(o)(i), hereto, none of PublicCo’s or any PublicCo Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by PublicCo or any PublicCo Subsidiary; (ii) except as disclosed in Schedule 4(o)(ii), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of PublicCo or any of the PublicCo Subsidiaries, or contracts, commitments, understandings or arrangements by which PublicCo or any of the PublicCo Subsidiaries is or may become bound to issue additional capital stock of PublicCo or any of the PublicCo Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of PublicCo or any of the PublicCo Subsidiaries; (iii) except as disclosed in Schedule 4(o)(iii), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of PublicCo or any of the PublicCo Subsidiaries or by which PublicCo or any of the PublicCo Subsidiaries is or may become bound; (iv) except as disclosed in Schedule 4(o)(iv), there are no financing statements securing obligations in any amounts filed in connection with PublicCo or any of the PublicCo Subsidiaries; (v), except as disclosed in Schedule 4(o)(v), there are no agreements or arrangements (other than pursuant to the Registration Rights Agreement) under which PublicCo or any of the PublicCo Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (vi) except as disclosed in Schedule 4(o)(vi), there are no outstanding securities or instruments of PublicCo or any of the PublicCo Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which PublicCo or any of the PublicCo Subsidiaries is or may become bound to redeem a security of PublicCo or any of the PublicCo Subsidiaries; (vii) except as disclosed in Schedule 4(o)(vii), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) except as disclosed in Schedule 4(o)(viii), neither PublicCo nor any PublicCo Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; (ix) except as disclosed in Schedule 4(o)(ix), no directors and officers of PublicCo own any PublicCo Ordinary Shares, ADSs or Common Stock Equivalents (as defined below); and (x) neither PublicCo nor any of the PublicCo Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of PublicCo’s or the PublicCo Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a PublicCo Material Adverse Effect. True, correct and complete copies of the PublicCo Articles of Association, and the terms of all securities convertible into, or exercisable or exchangeable for, PublicCo Ordinary Shares and the material rights of the holders thereof in respect thereto have heretofore been filed as part of the SEC Documents.

(p) Compliance. Neither PublicCo nor any PublicCo Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by PublicCo or any PublicCo Subsidiary under), nor has PublicCo or any PublicCo Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a PublicCo Material Adverse Effect.

(q) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of PublicCo, threatened against or affecting PublicCo or any of the PublicCo Subsidiaries, the PublicCo Ordinary Shares or ADSs or any of the PublicCo Subsidiary’s capital stock or any of PublicCo’s or any of the PublicCo Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 4(q). The matters set forth in Schedule 4(q) would not reasonably be expected to have a PublicCo Material Adverse Effect.

(r) Insurance. PublicCo and any of the PublicCo Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of PublicCo believes to be prudent and customary in the businesses in which PublicCo and the PublicCo Subsidiaries are engaged. Neither PublicCo nor any such PublicCo Subsidiary has been refused any insurance coverage sought or applied for and neither PublicCo nor any such PublicCo Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a PublicCo Material Adverse Effect.

(s) Employee Benefits. Schedule 4(s) sets forth a complete and accurate list of all PublicCo Benefit Plans that are an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA, whether or not such plan is subject to ERISA (each, a “PublicCo Pension Plan”). For purposes of this Section 4(s), a “PublicCo Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA and any employee benefit plan, program, policy, practices, or other arrangement providing compensation or benefits to any current or former employee, officer or director of PublicCo, the PublicCo Subsidiaries or their ERISA Affiliates or any beneficiary or dependent thereof, whether written or unwritten, that is sponsored, maintained or contributed by PublicCo, the PublicCo Subsidiaries or their ERISA Affiliates contributes. For purposes of this Section 4(s), an entity is an “ERISA Affiliate” of PublicCo or any PublicCo Subsidiary if it would have ever been considered a single employer with PublicCo or a PublicCo Subsidiary under ERISA Section 4001(b) or Section 414(b), (c) or (m) of the Code. Each PublicCo Benefit Plan has been administered in all material respects in accordance with its terms all applicable laws and each of PublicCo, the PublicCo Subsidiaries and their ERISA Affiliates is in compliance in all material respects with all applicable provisions of ERISA and the terms of any PublicCo Benefit Plan. No “reportable event” (as defined in Section 4043 of ERISA (other than a “reportable event” as to which the PBGC has regulation or otherwise waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event)) has occurred with respect to any PublicCo Pension Plan; none of PublicCo, any PublicCo Subsidiaries or any of their ERISA Affiliates has incurred or expects to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any Pension Plan or any other “pension plan” (as defined in ERISA) or (ii) Sections 412 or 4971 of the Code; and each Pension Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. Except for liabilities that arise solely out of, or relate solely to, an PublicCo Benefit Plan, none of PublicCo, the PublicCo Subsidiaries or their ERISA Affiliates has any material current or contingent liabilities (i) to any “employee benefit plan” (as defined in ERISA); (ii) under Title IV of ERISA, (iii) under Section 302 of ERISA, (iv) under Sections 412 and 4971 of the Code, (v) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, or (vi) under corresponding or similar provisions of foreign Laws or regulations. Each stock option, if any, granted PublicCo, the PublicCo Subsidiaries or any of their ERISA Affiliates was granted (i) in accordance with the terms of the applicable stock option plan of such entity and (ii) with an exercise price at least equal to the fair market value of such capital stock on the date such stock option would be considered granted under GAAP and applicable law. The amount by which the actuarial present value of all accrued benefits under any PublicCo Benefit Plan (whether or not vested) exceeds the fair market value of the assets of such PublicCo Benefit Plan is properly accrued and reflected, in all material respects, in the SEC Documents.

(t) Employee Relations. Neither PublicCo nor any of the PublicCo Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. PublicCo and the PublicCo Subsidiaries believe that their relations with their respective employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of PublicCo or any of the PublicCo Subsidiaries has notified PublicCo or any such PublicCo Subsidiary that such officer intends to leave PublicCo or any such PublicCo Subsidiary or otherwise terminate such officer’s employment with PublicCo or any such PublicCo Subsidiary. No executive officer or other key employee of PublicCo or any of the PublicCo Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject PublicCo or any of the PublicCo Subsidiaries to any liability with respect to any of the foregoing matters. PublicCo and the PublicCo Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a PublicCo Material Adverse Effect. To the knowledge of PublicCo and the PublicCo Subsidiaries, (i) no allegations of sexual harassment have been made against any employee of PublicCo or any of the PublicCo Subsidiaries, and (ii) none of PublicCo or the PublicCo Subsidiaries has entered into any settlement agreements related to allegations of sexual harassment or misconduct by an employee of PublicCo or any of the PublicCo Subsidiaries.

(u) Real Property.

(i) Schedule 4(u)(i) sets forth a complete and accurate list of all real property owned in fee (or the equivalent interest in the applicable jurisdiction) by PublicCo and the PublicCo Subsidiaries (the “PublicCo Owned Real Property”). Each of PublicCo and the PublicCo Subsidiaries has good, valid and marketable title in fee simple to the PublicCo Owned Real Property and to all personal property owned by it which is material to the business of PublicCo and the PublicCo Subsidiaries, in each case, free and clear of all liens, encumbrances and defects.

(ii) Schedule 4(u)(ii) sets forth a complete and accurate list of all leases, subleases, licenses, occupancy and other agreements (including all amendments, modifications and supplements thereof and assignments and subleases thereof) (the “PublicCo Leases”; and each, a “PublicCo Lease”) under which PublicCo or the PublicCo Subsidiaries, subleases, licenses, uses or occupies (in each case whether as landlord, tenant, sublandlord, subtenant or by other occupancy arrangement), or has the right to use or occupy, now or in the future, any real property (the “PublicCo Leased Real Property”, and together with the PublicCo Owned Real Property, collectively, the “PublicCo Real Property”). Each of PublicCo and the PublicCo Subsidiaries has a valid and enforceable leasehold estate in all PublicCo Leased Real Property free and clear of all liens, encumbrances and defects, and (ii) no default or breach by PublicCo or the PublicCo Subsidiaries, nor any event with respect to PublicCo or the PublicCo Subsidiaries that with notice or the passage of time would result in a default or breach, has occurred under any PublicCo Lease, nor does PublicCo or the PublicCo Subsidiaries have knowledge of the existence of, any default, event or circumstance that, with notice or lapse of time, or both, would constitute a default by any other contracting parties under any such PublicCo Leased Real Property.

(iii) None of PublicCo or the PublicCo Subsidiaries has granted or entered into any sublease, license, option, right of first refusal or other contractual right or similar agreement to purchase, assign or dispose of the PublicCo Real Property or to allow or grant to any third party the right to use or occupy the PublicCo Real Property. None of PublicCo or the PublicCo Subsidiaries has received any written notice of assessments for public improvements against the PublicCo Real Property or written notice or law, rule, regulation, order, judgment or decree by any governmental authority, insurance company or board of fire underwriters or other body exercising similar functions that relates to violations of building, safety or fire ordinances or regulations that would have, or would reasonably be expected to have, a PublicCo Material Adverse Effect on the value of such PublicCo Real Property or its use in connection with the business of PublicCo or the PublicCo Subsidiaries.

(v) Intellectual Property Rights. PublicCo and the PublicCo Subsidiaries owns (free and clear of all liens, encumbrances and defects) or possesses a valid license or other lawful right to use all Intellectual Property Rights necessary, used or held for use, to conduct its business as presently conducted and as presently proposed to be conducted. Each of the registrations or applications for registration of Intellectual Property Rights (including issued patents and applications for patent) owned or licensed to PublicCo and the PublicCo Subsidiaries is listed on Schedule 4(v)(i), and each item of such Intellectual Property Rights is valid and enforceable. Each of the licenses (in-bound or out-bound) of Intellectual Property Rights or other contracts (including settlement agreements) with respect to the use, ownership or enforcement of Intellectual Property Rights to which any of PublicCo and the PublicCo Subsidiaries is a party is listed on Schedule 4(v)(ii), each such contract is valid and enforceable against PublicCo and the PublicCo Subsidiaries and, to the knowledge of PublicCo and the PublicCo Subsidiaries, its counterparty(ies), and none of PublicCo or the PublicCo Subsidiaries and, to the knowledge of PublicCo and the PublicCo Subsidiaries, none of the counterparties to any such contract, is in default or breach thereunder or thereof. Except as set forth in Schedule 4(v)(iii), none PublicCo and the PublicCo Subsidiaries Intellectual Property Rights listed or required to be listed on Schedule 4(v)(i) has expired or terminated, has been abandoned or canceled, or adjudged invalid or unenforceable or are scheduled or expected to expire or terminate or are scheduled or expected to be abandoned or canceled, or adjudged invalid or unenforceable, within three (3) calendar months from the date of mutual execution of this Agreement. The conduct of the business of PublicCo and the PublicCo Subsidiaries as presently conducted does not infringe, misappropriate or otherwise violate or conflict with the Intellectual Property Rights of others, and in the past six (6) calendar years, no claim, action or proceeding (including in the U.S. Patent and Trademark Office, or any corresponding non-U.S. authority, or before any other governmental authority) has been made or brought alleging the foregoing. There is no claim, action or proceeding that has been made or brought in the past six (6) years by or against, being threatened by or, to the knowledge of PublicCo and the PublicCo Subsidiaries, being threatened against, PublicCo and the PublicCo Subsidiaries regarding Intellectual Property Rights, including any challenging the validity, enforceability, ownership, enforcement, patentability or registrability of such Intellectual Property Rights. To the knowledge of PublicCo and the PublicCo Subsidiaries, no third party is infringing, misappropriating or otherwise conflicting with its Intellectual Property Rights. None of PublicCo or the PublicCo Subsidiaries are aware of any facts or circumstances which would reasonably be expected to give rise to any of the foregoing infringements, misappropriations or other conflicts, or claims, actions or proceedings. Each of PublicCo and the PublicCo Subsidiaries has taken commercially reasonable security measures to protect the secrecy, confidentiality and value of all of its material Intellectual Property Rights, as applicable, and, to its knowledge, no unauthorized disclosure of any information comprising any Intellectual Property Rights has occurred, as applicable. All present and former employees, consultants and independent contractors of each of PublicCo and the PublicCo Subsidiaries that have been involved in the development of any material Intellectual Property Rights have entered into written agreements under which such Persons (A) agree to protect the trade secrets, know-how and other confidential information of PublicCo and the PublicCo Subsidiaries, as applicable, and (B) assign to one of PublicCo or the PublicCo Subsidiaries, as applicable, all right, title and interest in and to all Intellectual Property Rights created by such Person in the course of his, her or its employment or other engagement by one of PublicCo or the PublicCo Subsidiaries. Except as set forth on Schedule 4(v)(iv), no United States federal or state agency or any other government or governmental agency, university, research institute or other similar organization has sponsored any research by PublicCo and the PublicCo Subsidiaries or been involved with or otherwise sponsored any development of any Intellectual Property Rights claimed by PublicCo or the PublicCo Subsidiaries as presently conducted.

(w) IT Systems; Data Privacy and Security. The information technology and computer systems, including the software, firmware, hardware, equipment, networks, data communication lines, interfaces, databases, storage media, websites, platforms and related systems owned, licensed or leased by PublicCo and the PublicCo Subsidiaries (collectively, “PublicCo IT Systems”) are sufficient for the conduct of each of the businesses of PublicCo and the PublicCo Subsidiaries, in all material respects, and to the knowledge of each of PublicCo and the PublicCo Subsidiaries, do not contain any “viruses”, “worms”, “time-bombs”, “key-locks”, or any other devices intentionally designed to disrupt or interfere with the operation of the PublicCo IT Systems or equipment upon which the PublicCo IT Systems operate, or the integrity of the data, information or signals PublicCo IT Systems produce; and during the last two (2) years, there have been no material failures, breakdowns, continued substandard performance or other adverse events affecting any of PublicCo IT Systems. Each of PublicCo and the PublicCo Subsidiaries has and maintains commercially reasonable business continuity and disaster recovery plans, procedures and facilities appropriate for its business and has taken commercially reasonable steps to safeguard the integrity and security of PublicCo IT Systems, and to the knowledge of each of PublicCo and the PublicCo Subsidiaries, there has been no unauthorized access, or any intrusions or breaches, of the PublicCo IT Systems during the last two (2) years. Each of PublicCo and the PublicCo Subsidiaries is, and during the last three (3) years has been, in compliance in all material respects with all PublicCo Data Privacy and Security Laws applicable to it. Each of PublicCo and the PublicCo Subsidiaries has maintained and posted all requisite privacy notices pursuant to PublicCo Data Privacy and Security Laws. Each of PublicCo and the PublicCo Subsidiaries has commercially reasonable security measures in place designed to protect all Personal Data under its control or in its possession from unauthorized use, access, modification or destruction. To the knowledge of PublicCo and the PublicCo Subsidiaries, during the last three (3) years, none of PublicCo nor the PublicCo Subsidiaries has suffered any breach in security or other incident that has permitted any unauthorized access to the Personal Data under its control or possession. Each of PublicCo and the PublicCo Subsidiaries maintains, and has remained in compliance, in all material respects, with, a comprehensive written information security program that includes commercially reasonable administrative, physical and technical measures intended to protect the confidentiality, integrity, availability and security of Personal Data in is possession or under its control and PublicCo IT Systems against any unauthorized control, use, access, interruption, modification or corruption and to ensure the continued, uninterrupted and error-free operation of PublicCo IT Systems. There are no material claims, actions or proceedings against or affecting any of PublicCo or the PublicCo Subsidiaries pending or to the knowledge of PublicCo and the PublicCo Subsidiaries, threatened in writing, relating to or arising under PublicCo Data Privacy and Security Laws. None of PublicCo nor the PublicCo Subsidiaries has received any written notices from the Department of Justice, U.S. Department of Education, Federal Trade Commission, or the Attorney General of any state, or any equivalent foreign governmental authority, relating to possible violations of PublicCo Data Privacy and Security Laws. For purposes of this Agreement, (i) “PublicCo Data Privacy and Security Laws” shall mean (a) all applicable laws relating to the Processing of Personal Data or otherwise relating to privacy, data protection, data security, cyber security, breach notification or data localization, and (b) all published policies of PublicCo and the PublicCo Subsidiaries relating to the Processing of Personal Data or otherwise relating to privacy, data protection, data security, cyber security, breach notification or data localization; and (ii) “PublicCo Personal Data” shall mean any information that, alone or in combination with other information held by PublicCo and the PublicCo Subsidiaries, allows the identification of an individual, including name, street address, telephone number, e-mail address, photograph, social security number, driver’s license number, passport number, customer or account number, biometrics, IP address, geolocation data or persistent device identifier, or any other information that is otherwise considered personal information, personal data, protected health information and is regulated by applicable PublicCo Data Privacy and Security Laws.

(x) Environmental Laws. PublicCo and the PublicCo Subsidiaries (i) are in compliance with all applicable Environmental Laws, (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance, in all material respects, with all terms and conditions of any such permit, license or approval. Neither PublicCo nor the PublicCo Subsidiaries has received from any Person or governmental authority any written claim, demand, notice of violation, citation or notice of potential liability under any Environmental Law that remains pending or unresolved and, to the knowledge of each of PublicCo and the PublicCo Subsidiaries, no such claims, demands, citations or notices have been threatened in writing. Except as would not reasonably be expected, individually or in the aggregate, to have a material effect on the operations of the business or result in material liability of PublicCo and the PublicCo Subsidiaries, (i) there has been no Release of Hazardous Materials that could reasonably be expected to result in a claim or liability under any Environmental Law in, at, on or under or migrating from any real property currently or formerly owned, leased or operated by PublicCo or the PublicCo Subsidiaries or in, at, on or under any other property to which of PublicCo or the PublicCo Subsidiaries sent Hazardous Materials for treatment or disposal; (ii) neither PublicCo nor the PublicCo Subsidiaries is a party to any agreement or the subject of any law, rule, regulation, order, judgment or decree that requires PublicCo or the PublicCo Subsidiaries to conduct a remedial action with respect to Hazardous Materials or requires PublicCo or the PublicCo Subsidiaries to indemnify, defend or hold harmless any governmental authority or Person from or against any claim or liability under Environmental Laws; and (iii) to the knowledge of PublicCo and the PublicCo Subsidiaries, there are no underground storage tanks at any real property currently owned, leased or operated by PublicCo or the PublicCo Subsidiaries. PublicCo and the PublicCo Subsidiaries have made available to Buyers (i) true and correct copies of all permits, licenses and approvals maintained by PublicCo or the PublicCo Subsidiaries in compliance with Environmental Laws; and (ii) all material environmental reports, audits, site assessments and studies related to PublicCo and the PublicCo Subsidiaries, its operations and currently and formerly owned, leased and operated real property.

(y) Taxes.

(i) PublicCo and each of the PublicCo Subsidiaries (A) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such tax returns and deliverables are true, correct and complete in all material respects, (B) has timely paid all taxes which are due and payable (regardless of whether shown on a tax return) and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, (C) has set aside on its books provision reasonably adequate for the payment of all taxes or periods subsequent to the periods to which such returns, reports or declarations apply, and (D) has complied in all material respects with all applicable legal requirements relating to the withholding and remittance of all material amounts of taxes, and all such taxes have been withheld and paid over to the appropriate governmental authority .. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the PublicCo and the PublicCo Subsidiaries know of no basis for any such claim.

(ii) No deficiency for any material amount of taxes has been asserted or assessed by any governmental authority in writing against PublicCo or any PublicCo Subsidiary, which deficiency has not been paid or resolved. No material audit or other proceeding by any governmental authority is currently in progress, pending or threatened in writing against PublicCo or any PublicCo Subsidiary with respect to any taxes due from such entities. Neither PublicCo nor the PublicCo Subsidiaries are currently contesting any material tax liability before any governmental authority.

(iii) There are no claims in writing by any governmental authority in a jurisdiction in which PublicCo or any PublicCo Subsidiary does not file tax returns that such entity is or may be subject to tax or required to file tax returns in that jurisdiction which claim has not been dismissed, closed or otherwise resolved.

(iv) PublicCo and the PublicCo Subsidiaries are in compliance, in all materials respects, with all applicable transfer pricing requirements imposed by applicable legal requirements, including Section 85A to the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “ITO”) and the Israeli Tax Regulations (Determination of Market Terms) 2006 and including, to the extent required, the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology of PublicCo and each of the PublicCo Subsidiaries.

(v) Except as was properly and timely disclosed, neither PublicCo nor any PublicCo Subsidiary (A) participates or engages in, nor has it, in any tax year with respect to which the statute of limitations has not expired (for purposes of this Section 4(y), the “Applicable Period”), participated or engaged in, any transaction listed in Section 131(g) of the ITO and the Israeli Income Tax Regulations (Reportable Tax Planning), 5767-2006, promulgated thereunder; (B) has taken, in the Applicable Period, a tax position that is subject to reporting under Section 131E of the ITO or Section 67D of the Israeli Value Added Tax Law, 1975 (the “Israeli VAT Law”); and (C) has obtained, in the Applicable Period, a legal or tax opinion that is subject to reporting under Section 131D of the ITO or Section 67C of the Israeli VAT Law.

(vi) PublicCo and each of the PublicCo Subsidiaries required to be registered for the purposes of Israeli value added tax (“VAT”) are so duly registered and has complied in all material respects with all requirements concerning VAT.

(vii) Neither PublicCo nor any PublicCo Subsidiary has a permanent establishment (within the meaning of an applicable tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized.

(viii) PublicCo Benefit Plan is intended to qualify as a capital gains route plan under Section 102 of the ITO and has received a favorable determination or approval letter from, or is otherwise approved by or deemed approved by passage of time without objection by, the Israel Tax Authority (the “ITA”). All of PublicCo’s options or Ordinary Shares intended to be subject to Section 102 of the ITO have been granted and issued, as applicable, in compliance in all material respects with the applicable requirements of Section 102 of the ITO and the written requirements and guidance of the ITA.

(ix) Neither PublicCo nor any PublicCo Subsidiary is, nor has it been at any time during the Applicable Period, a real property corporation (‘Igud Mekarke’in’) within the meaning of this term under Section 1 of the Israeli Land Taxation Law (Appreciation and Acquisition), 1963.

(x) Neither PublicCo nor any PublicCo Subsidiary is subject to any restrictions or limitations pursuant to Part E2 of the ITO or pursuant to any tax ruling made with reference to the provisions of Part E2 of the ITO.

(xi) Neither PublicCo nor any PublicCo Subsidiary has claimed or received, during the Applicable Period, any tax benefits under the Israeli Law for the Encouragement of Capital Investments, 5719-1959.

(z) Investment Company Status. Neither PublicCo nor any of the PublicCo Subsidiaries is, and upon consummation of the sale of the Securities, and for so long as any Buyer holds any Securities, will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(aa) Registration Rights. Except as set forth on Schedule 4(aa), other than each of the Buyers, no Person has any right to cause PublicCo or any PublicCo Subsidiary to effect the registration under the 1933 Act of any securities of PublicCo or any PublicCo Subsidiary.

(bb) Solvency. Based on the consolidated financial condition of PublicCo as of the Shares Closing Date, after giving effect to the receipt by PrivateCo of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of PublicCo’s assets exceeds the amount that will be required to be paid on or in respect of PublicCo’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) PublicCo’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by PublicCo, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of PublicCo, together with the proceeds PublicCo would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. PublicCo does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). PublicCo has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Shares Closing Date. Schedule 4(bb) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of PublicCo or any PublicCo Subsidiary, or for which PublicCo or any PublicCo Subsidiary has commitments. For the purposes of this Section 4(bb), “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade account payables and accrued expenses incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in PublicCo’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with IFRS. Neither PublicCo nor any PublicCo Subsidiary is in default with respect to any Indebtedness.

(cc) Acknowledgment Regarding Buyer’s Trading Activity. PublicCo acknowledges and agrees that except as set forth in the Leak-Out Agreements (i) none of the Buyers has been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of PublicCo, or “derivative” securities based on securities issued by PublicCo or to hold the Securities for any specified term; (ii) any Buyer, and counter-parties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the PublicCo Ordinary Shares or ADSs and (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. PublicCo further understands and acknowledges that (a) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in PublicCo both at and after the time the hedging and/or trading activities are being conducted. PublicCo acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Warrants or any of the documents executed in connection herewith, subject to compliance with the Leak-Out Agreements.

(dd) Manipulation of Price.  PublicCo has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of PublicCo to facilitate the sale or resale of any of the Securities, (ii) other than the Placement Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Placement Agent, paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of PublicCo.

(ee) FDA. As to each Pharmaceutical Product subject to the jurisdiction of the FDA under the FDCA that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by PublicCo or any of its PublicCo, such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by PublicCo in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a PublicCo Material Adverse Effect. There is no pending, completed or, to PublicCo’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against PublicCo or any of its PublicCo Subsidiaries, and none of PublicCo or any of its PublicCo Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by PublicCo or any of its PublicCo Subsidiaries, (iv) enjoins production at any facility of PublicCo or any of its PublicCo Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with PublicCo or any of its PublicCo Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by PublicCo or any of its PublicCo Subsidiaries, and which, either individually or in the aggregate, would have a PublicCo Material Adverse Effect. The properties, business and operations of PublicCo have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  Except as set forth on Schedule 4(ee) or as disclosed in the SEC Documents, PublicCo has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by PublicCo nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by PublicCo.

(ff) U.S. Real Property Holding Corporation. Neither PublicCo nor any of the PublicCo Subsidiaries is, or has ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and PublicCo and each PublicCo Subsidiary shall so certify upon any Buyer’s request.

(gg) Eligibility for Registration. PublicCo is eligible to register the Warrant Shares for resale by the Buyers using Form F-3 promulgated under the 1933 Act (subject to any applicable transaction limits specified in such form).

(hh) Transfer Taxes.  On the Shares Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by PublicCo, and all laws imposing such taxes will be or will have been complied with.

(ii) Bank Holding Company Act. Neither PublicCo nor any of the PublicCo Subsidiaries or affiliates is subject to BHCA and to regulation by the Board of Governors of the Federal Reserve. Neither PublicCo nor any of the PublicCo Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither PublicCo nor any of the PublicCo Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(jj) Shell Company Status. PublicCo is not, and has never been, an issuer identified in, or subject to, Rule 144(i)(1) of the 1933 Act.

(kk) Compliance with Anti-Money Laundering Laws. The operations of PublicCo and the PublicCo Subsidiaries and their affiliates are and has been conducted at all times in compliance with all the Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving PublicCo or the PublicCo Subsidiaries or any of their affiliates with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of PublicCo, the PublicCo Subsidiaries or any of their affiliates, threatened.

(ll) No Conflicts with Sanctions Laws. Neither PublicCo nor any of the PublicCo Subsidiaries, nor any owner or shareholder, director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of PublicCo, the PublicCo Subsidiaries or their affiliates is, or is directly or indirectly, individually or in the aggregate, owned or controlled by any Person that is currently the subject or the target of any sanctions administered or enforced by the U.S. government including, without limitation, OFAC or the U.S. Departments of State or Commerce and including, without limitation, the designation as a Blocked Persons or any Sanctions Laws, or any Person with whom or with which a U.S. Person is prohibited from dealing under any of the Sanctions Laws; Neither PublicCo nor any of the PublicCo Subsidiaries, nor any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of PublicCo, the PublicCo Subsidiaries or their affiliates, is located, organized, resident or doing business in a Sanctioned Country; PublicCo and the PublicCo Subsidiaries are in compliance with all Sanctions Laws; To the extent required, PublicCo and the PublicCo Subsidiaries maintain in effect and enforces policies and procedures designed to ensure compliance by PublicCo and the PublicCo Subsidiaries with applicable Sanctions Laws; none of PublicCo nor the PublicCo Subsidiaries, nor any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of PublicCo, the PublicCo Subsidiaries or their affiliates, acting in any capacity in connection with the operations of PublicCo, the PublicCo Subsidiaries or their affiliates, conducts any business with or for the benefit of any Blocked Person or engages in making or receiving any contribution of funds, goods or services to, from or for the benefit of any Blocked Person, or deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to any applicable Sanctions Laws; no action of PublicCo, the PublicCo Subsidiaries or their affiliates in connection with (i) the execution, delivery and performance of this Agreement and the other PublicCo Transaction Documents, (ii) the issuance and sale of the Securities, or (iii) the direct or indirect use of proceeds from the Securities or the consummation of any other transaction contemplated hereby or by the other PublicCo Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other PublicCo Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any PublicCo Subsidiary, joint venture partner or other Person, for the purpose of (i) unlawfully funding or facilitating any activities of or business with any Person that, at the time of such funding or facilitation, is the subject or target of Sanctions Laws, (ii) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions Laws. For the past five (5) years, each of PublicCo, the PublicCo Subsidiaries and their affiliates has not knowingly engaged in and is not now knowingly engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions Laws or with any Sanctioned Country.

(mm) Anti-Bribery. None of PublicCo, the PublicCo Subsidiaries or their affiliates nor anyone acting on their behalf have made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law. None of PublicCo, the PublicCo Subsidiaries or their affiliates, nor any owner or shareholder, director, officer, agent, employee or other Person associated with or acting on behalf of PublicCo, the PublicCo Subsidiaries or their affiliates, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, to any employee or agent of a private entity with which any of PublicCo, the PublicCo Subsidiaries or their affiliates does or seeks to do business or to foreign or domestic political parties or campaigns, (iii) violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the FCPA, the U.K. Bribery Act 2010, or the Anti-Bribery Laws, (iv) taken, is currently taking or will take any action in furtherance of an offer, payment, gift or anything else of value, directly or indirectly, to any Person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage or (v) otherwise made any offer, bribe, rebate, payoff, influence payment, unlawful kickback or other unlawful payment; Each of PublicCo, the PublicCo Subsidiaries and their affiliates has instituted and has maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with the Anti-Bribery Laws and with this representation and warranty; none of PublicCo, the PublicCo Subsidiaries or their affiliates will directly or indirectly use the proceeds of the convertible securities or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other Person for the purpose of financing or facilitating any activity that would violate the Anti-Bribery Laws; there are, and have been, no allegations, investigations or inquiries with regard to a potential violation of any Anti-Bribery Laws by PublicCo, the PublicCo Subsidiaries or their affiliates, or any of their respective current or former directors, officers, employees, owners, shareholders, stockholders, representatives, agents or other Persons acting or purporting to act on their behalf.

(nn) No Additional Agreements. Neither PublicCo nor any of the PublicCo Subsidiaries have any agreement or understanding with any Buyer with respect to the transactions contemplated by the PublicCo Transaction Documents other than as specified in the PublicCo Transaction Documents.

(oo) Disclosure. Except for discussions specifically regarding the offer and sale of the Securities, PublicCo confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning PublicCo or any of the PublicCo Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other PublicCo Transaction Documents. PublicCo understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of PublicCo. All disclosure provided to the Buyers regarding PublicCo and the PublicCo Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of PublicCo or any of the PublicCo Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of PublicCo or any of the PublicCo Subsidiaries to Buyers pursuant to or in connection with this Agreement and the other PublicCo Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. Each press release issued by PublicCo or any of the PublicCo Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to PublicCo or any of the PublicCo Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by PublicCo but which has not been so publicly disclosed. PublicCo acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(pp) Stock Option Plans. Each stock option granted by PublicCo was granted (i) in accordance with the terms of the applicable PublicCo stock option plan and (ii) with an exercise price at least equal to the fair market value of the PublicCo Ordinary Shares on the date such stock option would be considered granted under IFRS and applicable law. No stock option granted under PublicCo’s stock option plan has been backdated. PublicCo has not knowingly granted, and there is no and has been no PublicCo policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding PublicCo or the PublicCo Subsidiaries or their financial results or prospects.

(qq) No Disqualification Events.  With respect to Regulation D Securities to be offered and sold hereunder, none of PublicCo, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of PublicCo participating in the offering hereunder, any beneficial owner of 20% or more of PublicCo’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with PublicCo in any capacity at the time of sale (each, an “PublicCo Covered Person” and, together, “PublicCo Covered Persons”) is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). PublicCo has exercised reasonable care to determine whether any PublicCo Covered Person is subject to a Disqualification Event. PublicCo has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(rr) Other Covered Persons. PublicCo is not aware of any Person (other than the Placement Agent) that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

(ss) Notice of Disqualification Events. PublicCo will notify the Buyers and the Placement Agent in writing, prior to the Shares Closing Date of (i) any Disqualification Event relating to any PublicCo Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any PublicCo Covered Person.

(tt) Business Operations; Assets. As of the Effective Time of the Merger, other than the ownership of PrivateCo and its related operations assets, contracts, agreements, liabilities and commitments, PublicCo shall have no material operations, hold any material assets, be a party to any material contracts, agreements, or instruments of any kind, or have any other material rights, obligations, liabilities, or commitments of any type whatsoever.

(uu) PFIC. PublicCo is not a “passive foreign investment company” as defined in Section 1297 of the Code, and regulations promulgated thereunder.

5. COVENANTS.

(a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 7 and 8 of this Agreement.

(b) Form D and Blue Sky. Each of PrivateCo and PublicCo agrees to file a Form D with respect to the Purchased Shares and Warrants, respectively, as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. Each of PrivateCo and PublicCo shall, on or before the Shares Closing Date, take such action as it shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Shares Closing and the Warrant Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Shares Closing Date. Each of PrivateCo and PublicCo shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Shares Closing Date.

(c) Reporting Status. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all of the Warrant Shares and Bridge Warrant Shares (as defined below) and none of the Warrants and Bridge Warrants are outstanding (the “Reporting Period”), PublicCo shall use its commercially reasonable efforts to timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and PublicCo shall not terminate its status as an issuer required to file reports under the 1934 Act unless the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and PublicCo shall take all actions reasonably necessary to maintain its eligibility to register the Warrant Shares for resale by the Investors on Form S-3/Form F-3 or, if it is ineligible to use Form S-3/Form F-3, on Form S-1/Form F-1. As used herein, (i) “Bridge Warrants” means the Warrants as defined in the Bridge Securities Purchase Agreement; and (i) “Bridge Warrant Shares” means the Warrant Shares as defined in the Bridge Securities Purchase Agreement.

(d) Exchange of Shares.

(i) Promptly following the issuance of the Purchased Shares on the Shares Closing Date upon and subject to the closing of the Merger (x) the Purchased Shares shall be exchanged pursuant to the Form F-4 for ADSs (the “Exchange Shares”), it being understood that as of the date hereof each ADS represents 100 PublicCo Ordinary Shares, and the Purchased Shares will be exchanged for ADSs pursuant to the Exchange Ratio (as defined in the Merger Agreement) and (y) the Bridge Warrants shall be exchanged pursuant to the Form F-4 for identical (with references to shares of PrivateCo Common Stock appropriately adjusted to reference ADSs and with share amounts and share prices adjusted to reflect the Exchange Ratio) PublicCo warrants to purchase ADSs, in the form attached hereto as Exhibit F, (the “Exchange Warrants” and such ADSs issuable upon exercise of the Exchange Warrants, collectively, the “Exchange Warrant Shares”), in each case, on the terms described in the Merger Agreement. Such Exchange Shares shall be delivered to each Buyer by crediting to such Buyer’s or its designee’s balance account within (i) with respect to the Exchange Shares being issued in exchange of the Initial Purchased Shares not subject to Section 1(c)(v), two (2) Trading Days following the Shares Closing Date and (ii) with respect to the Exchange Shares being issued in exchange of any Purchased Shares (excluding such Initial Purchased Shares set forth in the immediately preceding clause (i)), on the applicable Exchange Shares Delivery Date. Promptly following the Merger (but, in any event, no later than one (1) Trading Day thereafter), the Exchange Warrants will be delivered to the Buyers. Notwithstanding anything to the contrary contained herein, in no event will any Exchange Shares or Exchange Warrants be delivered with any restrictive legends or any restrictions or limitations on resale by the Buyers, except to the extent any Buyer is then an affiliate of PublicCo. If PublicCo and/or the Transfer Agent requires any legal opinions with respect to the delivery of any Exchange Shares or Exchange Warrants without restrictive legends or the removal of any such restrictive legends, PublicCo agrees to cause, at its sole cost and expense, its legal counsel to issue any such legal opinions.

(ii) So long as such Buyer has paid its Purchase Price hereunder and has complied with the requirements set forth in Section 1.7(b) of the Merger Agreement, as applicable, if PublicCo shall fail for any reason or for no reason to credit such Buyer’s or its designee’s balance account with DTC within two (2) Trading Days following the Shares Closing Date (the “Merger Delivery Date”) the applicable Exchange Shares with respect to the Initial Purchased Shares to which such Buyer is entitled hereunder (a “Merger Delivery Failure”), then, in addition to all other remedies available to such Buyer, PublicCo shall pay in cash to such Buyer on each day after such Merger Delivery Date that PublicCo shall fail to credit such Buyer’s or its designee’s balance account with DTC for the number ADSs to which such Buyer is entitled pursuant to the exchange of the Initial Purchased Shares for ADSs pursuant to the Merger, an amount equal to 2.0% of the product of (A) the number of Exchange Shares (which are represented by ADSs) with respect to the Initial Purchased Shares not delivered to such Buyer on or prior to the Merger Delivery Date and to which the Buyer is entitled, and (B) any trading price of the ADSs selected by the Buyer in writing as in effect at any time during the period beginning on the Merger Delivery Date and ending on the date PublicCo makes the applicable cash payment, and if on or after such Trading Day such Buyer (or any Person in respect of, or on behalf, of such Buyer) purchases (in an open market transaction or otherwise) ADSs related to the applicable Merger Delivery Failure, then, in addition to all other remedies available to such Buyer, PublicCo shall, within two (2) Trading Days after such Buyer’s request and in such Buyer’s discretion, either (i) pay cash to such Buyer in an amount equal to such Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the ADSs so purchased (the “Merger Buy-In Price”), at which point PublicCo’s obligation to credit such Buyer’s or its designee’s balance account with DTC for such ADSs shall terminate, or (ii) promptly honor its obligation to credit such Buyer’s or its designee’s balance account with DTC and pay cash to such Buyer in an amount equal to the excess (if any) of the Merger Buy-In Price over the product of (A) such number of ADSs, multiplied by (B) any trading price of the ADSs selected by such Buyer in writing as in effect at any time during the period beginning on the Merger Delivery Date and ending on the date of such delivery and payment under this Section 5(d)(ii). Nothing shall limit any Buyer’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to PublicCo’s failure to timely electronically deliver ADSs as required pursuant to the terms hereof. Notwithstanding the foregoing, any payments made by PublicCo to any Buyer pursuant to this Section 5(d) shall be made without withholding or deduction for any taxes, unless required by law, in which case PublicCo will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Buyer of the amounts that would otherwise have been receivable in respect thereof.

(iii) Each of PublicCo, PrivateCo and the Buyers hereby acknowledges and agrees that, based on the outstanding shares of PublicCo and PrivateCo as of the date hereof, and subject only to changes in the outstanding capitalization of PublicCo or PrivateCo after the date hereof, Schedule 5(d)(iii) sets forth the pro forma table of the ADSs that are expected to be held by the stockholders of PublicCo immediately following the consummation of the Merger on a fully-diluted basis. For the avoidance of doubt, the information set forth on Schedule 5(d)(iii) remains subject to, and will be adjusted for, any (a) stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events or changes to the Exchange Ratio occurring after the date hereof and (b) any changes to the pre-merger outstanding capitalization of PublicCo or PrivateCo.

(e) Use of Proceeds. Except as set forth on Schedule 5(e), PrivateCo shall use the proceeds from the sale of the Securities for working capital and general corporate purposes, which shall not include the payment of any outstanding Indebtedness, other than the Notes issued pursuant to the Bridge Securities Purchase Agreement.

(f) Financial Information. PublicCo agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 20-F, any Reports of Foreign Issuer on Form 6-K (or any analogous reports under the 1934 Act) and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following have been widely disseminated by wire service or in one or more newspapers of general circulation, on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by PublicCo, and (iii) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, copies of any notices and other information made available or given to the stockholders of PublicCo generally, contemporaneously with the making available or giving thereof to the stockholders.

(g) Listing. During the Reporting Period, PublicCo shall promptly secure the listing of all of the Exchange Shares and Registrable Securities on the Principal Market and shall use its reasonable best efforts to maintain such listing of all Exchange Shares and Registrable Securities from time to time issuable under the terms of the Transaction Documents. PublicCo shall maintain the authorization for quotation of the ADSs on the Principal Market or any other Eligible Market (as defined in the Warrants). During the Reporting Period, neither PublicCo nor any of the PublicCo Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the ADSs on the Principal Market. PublicCo shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(g).

(h) Fees. PrivateCo shall, upon the request of the Lead Investor or its designee(s), deposit with counsel for the Lead Investor up to $50,000 (in addition to any other amounts paid to any Buyer or its counsel prior to the date of this Agreement) for all costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith). At the Shares Closing, PrivateCo shall reimburse the Lead Investor or its designee(s) for all costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith), which amount may be withheld by such Buyer from its Purchase Price to the extent not previously deposited by PrivateCo or PublicCo; provided, however, in no event will the amount of costs, fees and expenses of the Lead Investor to be reimbursed by PrivateCo in connection with this Agreement and the Closings exceed $150,000 (including any amounts paid to the Lead Investor or its counsel prior to the Shares Closing in connection with this Agreement) without the prior approval from PrivateCo. PrivateCo shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Placement Agent and the Escrow Agent. PrivateCo shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(i) Pledge of Securities. Each of PrivateCo and PublicCo acknowledges and agrees that the Securities (excluding Securities held in escrow pursuant to the Securities Escrow Agreement) may be pledged by an Investor, at the Investor’s sole cost and expense, in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide PublicCo with any notice thereof or otherwise make any delivery to PublicCo pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. PublicCo hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor, at the Investor’s sole cost and expense.

(j) Disclosure of Transactions and Other Material Information. On or before the Disclosure Time (as defined below), PublicCo shall file a Report of Foreign Issuer on Form 6-K or Form F-4 describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules and exhibits to this Agreement), the form of the Warrant, the Registration Rights Agreement, the Securities Escrow Agreement, the Form of Lock-Up Agreement and the Form of Leak-Out Agreement as exhibits to such filing (including all attachments), the “6-K Filing”). From and after the filing of the 6-K Filing, no Buyer shall be in possession of any material, non-public information received from PrivateCo, PublicCo, any of their respective Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the 6-K Filing. In addition, effective upon the filing of the 6-K Filing, each of PrivateCo and PublicCo acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between PrivateCo, PublicCo, any of their respective Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate and be of no further force or effect. Each of PrivateCo and PublicCo shall not, and shall cause each of their respective Subsidiaries and its and each of their respective officers, directors, employees, affiliates and agents, not to, provide any Buyer with any material, non-public information regarding PrivateCo, PublicCo or any of their respective Subsidiaries from and after the date hereof without the express prior written consent of such Buyer. In the event of a breach of the foregoing covenant by PrivateCo, PublicCo, any of their respective Subsidiaries, or any of their respective officers, directors, employees, affiliates and agents, PublicCo shall within one (1) Trading Day of receipt of such notice, make public disclosure of such material non-public information. If PublicCo fails to timely make such filing, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by PrivateCo, PublicCo, their respective Subsidiaries, or any of their respective officers, directors, employees, affiliates or agents. No Buyer shall have any liability to PrivateCo, PublicCo, their respective Subsidiaries, or any of its or their respective officers, directors, employees, affiliates or agents for any such disclosure. To the extent that PrivateCo or PublicCo delivers any material, non-public information to a Buyer without such Buyer’s consent, each of PrivateCo and PublicCo hereby covenants and agrees that such Buyer shall not have any duty of confidentiality to PrivateCo, PublicCo, any of their respective Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to PrivateCo, PublicCo, any of their respective Subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information. Subject to the foregoing, none of PrivateCo, PublicCo, their respective Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that each of PrivateCo and PublicCo shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 6-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided, that in the case of clause (i) the Lead Investor shall be consulted by PrivateCo or PublicCo in connection with any such 6-K Filing or other public disclosure prior to its release). Except for the Form F-4 and the Registration Statement required to be filed pursuant to the Registration Rights Agreement, without the prior written consent of any applicable Buyer, none of PrivateCo, PublicCo or any of their respective Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise. Upon receipt or delivery by PublicCo of any notice in accordance with the terms of this Agreement or any other Transaction Document, unless PublicCo has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to PublicCo or the PublicCo Subsidiaries, PublicCo shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Report of Foreign Issuer on Form 6-K or otherwise. In the event that PublicCo believes that a notice contains material, nonpublic information relating to PublicCo or the PublicCo Subsidiaries, PublicCo so shall indicate to the Buyers contemporaneously with delivery of such notice, and in the absence of any such indication, the Buyers shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to PublicCo or the PublicCo Subsidiaries. As used herein, “Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date thereof, unless otherwise instructed in writing as to an earlier time by the Lead Investor, or (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date thereof, unless otherwise instructed in writing as to an earlier time by the Lead Investor.

(k) Corporate Existence. So long as any Buyer beneficially owns any Securities, PublicCo shall maintain its corporate existence and shall not be party to any Fundamental Transaction (as defined in the Warrants) unless PublicCo is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

(l) Reservation of Shares. From and after the Shares Closing of the Merger and while any Warrants remain outstanding, PublicCo shall take all action necessary to have authorized, and reserved for the purpose of issuance, no less than the number of PublicCo Ordinary Shares equal to the Required Reserve Amount. If at any time the number of PublicCo Ordinary Shares authorized and reserved for issuance is not sufficient to meet the requirements set forth in this Section 5(l), PublicCo will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet PublicCo’s obligations under this Section 5(l), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of PublicCo in favor of an increase in the authorized PublicCo Ordinary Shares to ensure that the number of authorized shares is sufficient to meet the requirements set forth in this Section 5(l).

(m) Conduct of Business. The business of each of PrivateCo, the PrivateCo Subsidiaries, PublicCo and the PublicCo Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, including, without limitation, FCPA and other applicable Anti-Bribery Laws, OFAC regulations and other applicable Sanctions Laws, and Anti-Money Laundering Laws.

(i) None of PrivateCo, the PrivateCo Subsidiaries, PublicCo or the PublicCo Subsidiaries or affiliates, directors, officers, employees, representatives or agents shall:

(a) conduct any business or engage in any transaction or dealing with or for the benefit of any Blocked Person, including the making or receiving of any contribution of funds, goods or services to, from or for the benefit of any Blocked Person;

(b) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to the applicable Sanctions Laws;

(c) use any of the proceeds of the transactions contemplated by this Agreement to finance, promote or otherwise support in any manner any illegal activity, including, without limitation, any Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws; or

(d) violate, attempt to violate, or engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, any of the Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws, or that would cause Buyers to be in violation of the Anti-Bribery Laws, Anti-Money Laundering Laws or Sanctions Laws.

(ii) Each of PrivateCo and PublicCo shall maintain in effect and enforce policies and procedures designed to ensure compliance by it and its Subsidiaries and their directors, officers, employees, agents representatives and affiliates with the Sanctions Laws and Anti-Bribery Laws.

(iii) During the Reporting Period, each of PrivateCo and PublicCo will promptly notify the Buyers in writing if any of it, or any of its Subsidiaries or affiliates, directors, officers, employees, representatives or agents, shall become a Blocked Person, or become directly or indirectly owned or controlled by a Blocked Person.

(iv) During the Reporting Period, each of PrivateCo and PublicCo shall provide such information and documentation as the Buyers or any of their affiliates may require to satisfy compliance with the Anti-Money Laundering Laws, Sanctions Laws or Anti-Bribery Laws.

(v) The covenants set forth above shall be ongoing during the Reporting Period. During the Reporting Period, each of PrivateCo and PublicCo shall promptly notify the Buyers in writing should it become aware (a) of any changes to these covenants, or (b) if it cannot comply with the covenants set forth herein. During the Reporting Period, each of PrivateCo and PublicCo shall also promptly notify the Buyers in writing should they become aware of an investigation, litigation or regulatory action relating to an alleged or potential violation of the Anti-Money Laundering Laws, Sanctions Laws, and Anti-Bribery Laws.

(n) Additional Issuances of Securities.

(i) For purposes of this Agreement, the following definitions shall apply.

(1) “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for PrivateCo Common Stock, PublicCo Ordinary Shares or ADSs.

(2) “Options” means any rights, warrants or options to subscribe for or purchase PrivateCo Common Stock, PublicCo Ordinary Shares, ADSs or Convertible Securities, including without limitation, any Warrants.

(3) “Common Stock Equivalents” means, collectively, Options and Convertible Securities.

(ii) From the date hereof until the date that is one hundred eighty (180) calendar days after the earliest of (x) such time as all of the Registrable Securities may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), (y) the one (1) year anniversary of the Shares Closing Date, and (z) the date that the Demand Registration Statement (as defined in the Registration Rights Agreement) has been declared effective by the SEC; provided, that this clause (z) shall only apply if there are no Cutback Shares (as defined in the Registration Rights Agreement) arising from the Demand Registration Statement (the “Trigger Date”), PublicCo shall not, directly or indirectly, file any registration statement or any amendment or supplement thereto other than (A) the Form F-4 and (B) registration statements after the effective date of the Merger with respect to the issuance or resale of any Excluded Securities (as defined in the Warrants) ((A) and (B), including any amendments or supplements thereto provided that the registration statements referenced in clauses (A) and (B) shall not register pursuant to any amendment or supplement thereto a greater number of PublicCo Ordinary Shares or ADSs as being contemplated on the date hereof (as such number of PublicCo Ordinary Shares or ADSs may be adjusted for any stock dividend, stock split, stock combination, reclassifications or similar transaction occurring after the date hereof), collectively, the “Exempt Registration Statements”), or cause any registration statement other than the Exempt Registration Statements to be declared effective by the SEC, or grant any registration rights to any Person that can be exercised prior to such time as set forth above, other than pursuant to the Registration Rights Agreement. From the date hereof until the Trigger Date, except for Excluded Securities or any reincorporation of PublicCo to a Delaware corporation, neither PrivateCo nor PublicCo shall, (1) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ debt, equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for PrivateCo Common Stock, PublicCo Ordinary Shares, ADSs or Common Stock Equivalents, including, without limitation, any rights, warrants or options to subscribe for or purchase PrivateCo Common Stock, PublicCo Ordinary Shares or ADSs or directly or indirectly convertible into or exchangeable or exercisable for PrivateCo Common Stock, PublicCo Ordinary Shares or ADSs at a price which varies or may vary with the market price of the PrivateCo Common Stock, PublicCo Ordinary Shares or ADSs, including by way of one or more reset(s) to any fixed price (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”), (2) enter into, or effect a transaction under, any agreement, including, but not limited to, an equity line of credit or “at-the-market” offering, whereby PrivateCo or PublicCo may issue securities at a future determined price or (3) be party to any solicitations, negotiations or discussions with regard to the foregoing.

(iii) From the date hereof until the date that is eighteen (18) months following the Shares Closing Date, PublicCo will not, directly or indirectly, effect any Subsequent Placement unless PublicCo shall have first complied with this Section 5(n)(iii).

(1) At least five (5) Business Days prior to any proposed or intended Subsequent Placement, PublicCo shall deliver to each Buyer a written notice (each such notice, a “Pre-Notice”), which Pre-Notice shall not contain any information (including, without limitation, material, non-public information) other than: (A) if the proposed Offer Notice (as defined below) constitutes or contains material, non-public information, a statement asking whether the Buyer is willing to accept material non-public information or (B) if the proposed Offer Notice does not constitute or contain material, non-public information, (x) a statement that the PublicCo proposes or intends to effect a Subsequent Placement, (y) a statement that the statement in clause (x) above does not constitute material, non-public information and (z) a statement informing such Buyer that it is entitled to receive an Offer Notice (as defined below) with respect to such Subsequent Placement upon its written request. Upon the written request of a Buyer within three (3) Business Days after PublicCo’s delivery to such Buyer of such Pre-Notice, and only upon a written request by such Buyer, PublicCo shall promptly, but no later than one (1) Business Day after such request, deliver to such Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers at least fifty percent (50%) of the Offered Securities, allocated among such Buyers (a) based on such Buyer’s pro rata portion of the number of Initial Purchased Shares purchased hereunder (the “Basic Amount”) and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until the Buyers shall have an opportunity to subscribe for any remaining Undersubscription Amount.

(2) To accept an Offer, in whole or in part, such Buyer must deliver a written notice to PublicCo prior to the end of the fifth (5th) Business Day after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by PublicCo to the extent it deems reasonably necessary. Notwithstanding anything to the contrary contained herein, if PublicCo desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, PublicCo may deliver to the Buyers a new Offer Notice and the Offer Period shall expire on the fifth (5th) Business Day after such Buyer’s receipt of such new Offer Notice.

(3) PublicCo shall have five (5) Business Days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the “Refused Securities”) pursuant to a definitive agreement (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to PublicCo than those set forth in the Offer Notice and to publicly announce (a) the execution of such Subsequent Placement Agreement and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Report of Foreign Issuer on Form 6-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(4) In the event PublicCo shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 5(n)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 5(n)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities PublicCo actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 5(n)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, PublicCo may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 5(n)(iii)(1) above.

(5) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from PublicCo, and PublicCo shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as may be reduced pursuant to Section 5(n)(iii)(4) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. Notwithstanding anything to the contrary contained in this Agreement, if PublicCo does not consummate the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, within fifteen (15) Business Days of the expiration of the Offer Period, PublicCo shall issue to the Buyers, the number or amount of Offered Securities specified in the Notice of Acceptance, as reduced pursuant to Section 5(n)(iii)(4) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by PublicCo and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

(6) Any Offered Securities not acquired by the Buyers or other Persons in accordance with Section 5(n)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Section 5(n)(iii).

(7) PublicCo and the Buyers agree that if any Buyer elects to participate in the Offer, (x) neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto shall include any term or provisions whereby any Buyer shall be required to agree to any restrictions in trading as to any securities of PublicCo owned by such Buyer prior to such Subsequent Placement and (y) the Buyers shall be entitled to the same registration rights provided to other investors in the Subsequent Placement.

(8) Notwithstanding anything to the contrary in this Section 5(n) and unless otherwise agreed to by the Buyers, PublicCo shall either confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Buyers will not be in possession of material, nonpublic information, by the fifteenth (15th) Business Day following delivery of the Offer Notice. If by the fifteenth (15th) Business Day following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Buyers, such transaction shall be deemed to have been abandoned and the Buyers shall not be deemed to be in possession of any material, nonpublic information with respect to PublicCo. Should PublicCo decide to pursue such transaction with respect to the Offered Securities, PublicCo shall provide each Buyer with another Offer Notice and each Buyer will again have the right of participation set forth in this Section 5(n)(iii). PublicCo shall not be permitted to deliver more than one (1) such Offer Notice to the Buyers in any 60 day period (other than the Offer Notices contemplated by the last sentence of Section 5(n)(iii)(2) of this Agreement).

(iv) The restrictions contained in subsections (ii) and (iii) of this Section 5(n) shall not apply to any issuance or proposed issuance of any Excluded Securities.

(o) Public Information. At any time during the period commencing from the six (6) month anniversary of the Shares Closing Date and ending at such time that all of the Registrable Securities, if a registration statement is not available for the resale of all of the Registrable Securities, may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), if PublicCo shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirements under Rule 144(c) or (ii) if PublicCo shall fail to satisfy any condition set forth in Rule 144(i)(2) (each, a “Public Information Failure”) then, as partial relief for the damages to any holder of Securities by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), PublicCo shall pay to each such holder an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price of such holder’s Securities on the day of a Public Information Failure and on every thirtieth day (prorated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such Public Information Failure no longer prevents a holder of Securities from selling such Securities pursuant to Rule 144 without any restrictions or limitations. The payments to which a holder shall be entitled pursuant to this Section 5(o) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event PublicCo fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.

(p) Notice of Disqualification Events. Each of PrivateCo and PublicCo will notify the Buyers in writing, prior to the Shares Closing Date of (i) any Disqualification Event relating to any PrivateCo Covered Person or PublicCo Covered Person, respectively, and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any PrivateCo Covered Person or PublicCo Covered Person, respectively.

(q) FAST Compliance. While any Warrants or Exchange Warrants are outstanding, PublicCo shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

(r) Lock-Up. PublicCo shall not amend, modify, waive or terminate any provision of any of the Lock-Up Agreements except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement in accordance with its terms. If any party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, PublicCo shall promptly use its commercially reasonable efforts to seek specific performance of the terms of such Lock-Up Agreement.

(s) Variable Securities. While any Warrants or Exchange Warrants remain outstanding, PrivateCo, PublicCo, each PrivateCo Subsidiary and each PublicCo Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which PrivateCo, PublicCo, any PrivateCo Subsidiary or any PublicCo Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of PrivateCo Common Stock, PublicCo Ordinary Shares or ADSs at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of PrivateCo or PublicCo or the market for the PrivateCo Common Stock, PublicCo Ordinary Shares or ADSs, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit or an “at-the-market” offering) whereby PrivateCo, PublicCo, any PrivateCo Subsidiary or any PublicCo Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). Each Buyer shall be entitled to obtain injunctive relief against PrivateCo, PublicCo, the PrivateCo Subsidiaries and the PublicCo Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages for an actual breach of this Section 5(s).

(t) Merger Agreement. Neither PrivateCo nor PublicCo shall amend or waive any of the terms of the Merger Agreement without the prior written consent of the Required Holders (as defined in Section 10(e)).

(u) U.S. Real Property holding Corporation. So long as any of the Securities are held by any of the Buyers, neither PublicCo nor any of the PublicCo Subsidiaries shall become a U.S. real property holding corporation within the meaning of Section 897 of the Code, and PublicCo and each PublicCo Subsidiary shall so certify upon any Buyer’s request.

(v) PFIC. So long as any of the Securities are held by any of the Buyers, PublicCo shall not become a “passive foreign investment company” as defined in Section 1297 of the Code, and regulations promulgated thereunder.

(w) Form F-6. So long as the Registrable Securities remain outstanding, the Company shall not terminate the Deposit Agreement and shall, if necessary, direct the Depositary to file, and cooperate with the Depositary in filing, amendments to the Form F-6 registering ADSs to increase the amount of ADSs registered thereunder to cover the total number of ADSs corresponding to the Registrable Securities then outstanding. As used herein, (i) “Deposit Agreement” means the Deposit Agreement, dated as of July 28, 2016, among the PublicCo, the Depositary and the holders of ADSs, as may be amended or replaced from time to time and (ii) “Depositary” means Bank of New York Mellon as depositary (or such other depositary bank with which the Company may enter into any depositary or similar agreement in connection with its American Depositary Shares program).

(x) Closing Documents. On or prior to fourteen (14) calendar days after the Shares Closing Date, PublicCo agrees to deliver, or cause to be delivered, to each Buyer and Schulte Roth & Zabel LLP a complete closing set (which may be solely in electronic format) of the executed Transaction Documents, Securities and any other documents required to be delivered to any party pursuant to Section 8 hereof or otherwise.

6. REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a) Register. PublicCo shall maintain at its principal executive offices (or such other office or agency of PublicCo as it may designate by notice to each holder of Securities), a register for the Warrants in which PublicCo shall record the name and address of the Person in whose name the Warrants have been issued (including the name and address of each transferee) and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. PublicCo shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b) Transfer Agent Instructions. PublicCo shall issue irrevocable instructions to its Transfer Agent, and any subsequent transfer agent, in the form attached hereto as Exhibit G, (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Exchange Shares issued in exchange of the Purchased Shares and the Warrant Shares upon delivery of a Capacity Notice or upon exercise of the Warrant, as applicable, in such amounts as specified from time to time by each Buyer to PublicCo upon delivery of a Capacity Notice or upon exercise of the Warrants, as applicable. PublicCo warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 6(b), and stop transfer instructions to give effect to Section 2(f) hereof, will be given by PublicCo to its Transfer Agent, and that the Securities shall otherwise be freely transferable on the books and records of PublicCo as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), PublicCo shall permit the transfer and shall promptly instruct its Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves the Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the Transfer Agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. PublicCo acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, PublicCo acknowledges that the remedy at law for a breach of its obligations under this Section 6(b) will be inadequate and agrees, in the event of a breach or threatened breach by PublicCo of the provisions of this Section 6(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

7. CONDITIONS TO PRIVATECO’S OBLIGATION TO SELL AND PUBLICCO’S OBLIGATION TO ISSUE.

The obligation of PrivateCo hereunder to issue and sell the Purchased Shares at the Shares Closing and the obligation of PublicCo hereunder to issue the Warrants at the Warrant Closing is subject to the satisfaction, at or before the Shares Closing Date, of each of the following conditions, provided that these conditions are for each of PrivateCo’s and PublicCo’s sole benefit and may be waived by PrivateCo and/or PublicCo at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i) All Buyers shall have executed each of the Transaction Documents to which it is a party and delivered the same to PrivateCo.

(ii) All Buyers shall have delivered to PrivateCo the Purchase Price (less, in the case of the Lead Investor, the amounts withheld pursuant to Section 5(h) and less, in the case of any converting Buyer as described in Section 1(e), any Outstanding Amount pursuant to such Buyer’s, or such Buyer’s affiliate, Note surrendered to PrivateCo pursuant to Section 1(e)), for the Purchased Shares and the related Warrants being purchased by such Buyer at the Shares Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by PrivateCo.

(iii) The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the Shares Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Shares Closing Date.

(iv) All conditions precedent to the closing of the merger (the “Merger”) contained in the Merger Agreement shall have been satisfied or waived.

8. CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Purchased Shares and the Warrants at the Shares Closing is subject to the satisfaction, at or before the Shares Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing PrivateCo with prior written notice thereof:

(i) PrivateCo shall have duly executed and delivered to such Buyer (A) each of the PrivateCo Transaction Documents, (B) the PPM and (C) the Purchased Shares (allocated in such amounts as such Buyer shall request), being purchased by such Buyer at the Shares Closing pursuant to this Agreement.

(ii) PublicCo shall have duly executed and delivered to such Buyer each of the PublicCo Transaction Documents (except for the Warrants).

(iii) Such Buyer shall have received the opinion of Dentons US LLP, PrivateCo’s outside counsel, dated as of the Shares Closing Date, in the form attached hereto as Exhibit H-1.

(iv) Such Buyer shall have received the opinion of (x) Royer Cooper Cohen Braunfeld LLC, PublicCo’s outside US counsel, and (y) Doron, Tikotzky, Kantor, Gutman, Nass & Gross Advocates & Notaries, PublicCo’s outside Israeli counsel, each dated as of the Shares Closing Date, in the forms attached hereto as Exhibit H-2.

(v) PublicCo shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions in escrow to be released upon the effectiveness of the Merger, which irrevocable instructions shall have been delivered to and acknowledged in writing by the Transfer Agent.

(vi) PrivateCo shall have delivered to such Buyer a certificate evidencing the formation and good standing of PrivateCo and the PrivateCo Subsidiaries in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) calendar days prior to the Shares Closing Date.

(vii) Reserved.

(viii) PrivateCo shall have delivered to such Buyer a certificate evidencing its qualification as a foreign corporation and good standing of PrivateCo and the PrivateCo Subsidiaries issued by the Secretary of State (or comparable office) of the jurisdiction in which it has its headquarters, as of a date within ten (10) calendar days prior to the Shares Closing Date.

(ix) Reserved.

(x) Each of PrivateCo and PublicCo shall have delivered to such Buyer a certified copy of the PrivateCo Certificate of Incorporation and the PublicCo Articles of Association, respectively, as certified by the Secretary of State (or comparable office) of its jurisdiction of formation within ten (10) calendar days prior to the Shares Closing Date.

(xi) Each of PrivateCo and PublicCo shall have delivered to such Buyer a certificate, executed by its Secretary and dated as of the Shares Closing Date, as to (i) the resolutions consistent with Section 3(b) or Section 4(b), respectively, as adopted by PrivateCo’s Board of Directors and PublicCo’s Board of Directors, respectively, in a form reasonably acceptable to such Buyer, (ii) the PrivateCo Certificate of Incorporation or the PublicCo Articles of Association, respectively, and (iii) the PrivateCo Bylaws and PublicCo bylaws (if any), respectively, each as in effect at the Shares Closing, in the form attached hereto as Exhibit I.

(xii) The representations and warranties of each of PrivateCo and PublicCo shall be true and correct as of the date when made and as of the Shares Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and each of PrivateCo and PublicCo shall have no reason to believe that the Closing (as defined in the Merger Agreement) will not occur, and each of PrivateCo and PublicCo shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Shares Closing Date. Such Buyer shall have received certificates, executed by the Chief Executive Officer of each of PrivateCo and PublicCo, dated as of the Shares Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit J.

(xiii) Each of PrivateCo and PublicCo shall have delivered to each Buyer a lock-up agreement, in the form attached hereto as Exhibit K (collectively, the “Lock-Up Agreements”), executed by each Person set forth on Schedule 3(tt).

(xiv) PublicCo shall have delivered to such Buyer a letter from its Transfer Agent certifying the number of PublicCo Ordinary Shares and ADSs outstanding as of a date within five (5) calendar days of the Shares Closing Date.

(xv) The proposed Merger between PrivateCo and PublicCo shall have been consummated or shall occur immediately following the Shares Closing and the ADSs (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Shares Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Shares Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements or initial listing requirements of the Principal Market.

(xvi) Each of PrivateCo and PublicCo shall have obtained all member, stockholder, governmental, regulatory or other third party consents and approvals, including, without limitation, approval of the Principal Market, necessary for the completion of the Merger and the sale of the Securities, including, without limitation, in the case of PublicCo, any and all stockholder approval required by the Principal Market with respect to the issuances of the Warrants and the Warrant Shares in full upon exercise of the Warrants without giving effect to any limitation on the exercise of the Warrants set forth therein.

(xvii) All conditions precedent to the closing of the Merger contained in the Merger Agreement shall have been satisfied or waived.

(xviii) The Form F-4 shall have become effective in accordance with the provisions of the 1933 Act, and shall not be subject to any stop order or proceeding (or threatened proceeding by the SEC) seeking a stop order with respect to the Form F-4 that has not been withdrawn.

(xix) The Securities Escrow Agreement shall have been executed and delivered to such Buyer by the other parties thereto.

(xx) PrivateCo shall have issued the Additional Purchased Shares and the applicable Initial Purchased Shares in escrow in the name of the Escrow Agent in accordance with the terms of the Securities Escrow Agreement.

(xxi) Such Buyer shall have received PrivateCo’s wire instructions on PrivateCo’s letterhead duly executed by an authorized executive officer of PrivateCo.

(xxii) Each Buyer shall have delivered to PrivateCo a leak-out agreement, in the form attached hereto as Exhibit L (collectively, the “Leak-Out Agreements”), executed by each Buyer.

(xxiii) PublicCo shall have a number of ADSs equal to the Required Reserve Amount available in its authorized capital and reserved for issuances under the Transaction Documents.

(xxiv) PrivateCo shall have delivered written notice to the Escrow Agent, with a copy of such executed notice to the Lead Investor, that the Shares Closing is occurring on the Shares Closing Date.

(xxv) Each of PrivateCo and PublicCo shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

9. TERMINATION. In the event that the Shares Closing shall not have occurred with respect to a Buyer on or before September 30, 2021 due to PrivateCo’s, PublicCo’s or such Buyer’s failure to satisfy the conditions set forth in Sections 7 and 8 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the Buyer, if such Buyer is the nonbreaching party, or PrivateCo, if PrivateCo is the nonbreaching party, or PublicCo, if PublicCo is the nonbreaching party shall have the option to terminate this Agreement with respect to such Buyer, if such Buyer is the breaching party, or with respect to PrivateCo and PublicCo, if PrivateCo or PublicCo are the breaching party, at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9, PrivateCo shall remain obligated to reimburse the Lead Investor or its designee(s), as applicable, for the expenses described in Section 5(h) above.

10. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. In addition to, but not in limitation of, any other rights of a Buyer hereunder, if (a) this Agreement is placed in the hands of an attorney for collection of any indemnification or other obligation hereunder then outstanding or enforcement or any such obligation is collected or enforced through any legal proceeding or a Buyer otherwise takes action to collect amounts due under this Agreement or to enforce the provisions of this Agreement or (b) there occurs any bankruptcy, reorganization, receivership of PrivateCo or PublicCo or other proceedings affecting PrivateCo’s or PublicCo’s creditors’ rights and involving a claim under this Agreement, then PrivateCo or PublicCo, as applicable, shall pay the costs incurred by such Buyer for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between PrivateCo, PublicCo, their affiliates and Persons acting on their behalf, on the one hand, and the Buyers, their affiliates and Persons acting on their behalf, on the other hand, with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of PrivateCo, PublicCo nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by PrivateCo, PublicCo and the Required Holders, and any amendment to this Agreement made in conformity with the provisions of this Section 10(e) shall be binding on all Buyers and holders of Securities, PrivateCo and PublicCo. No provisions hereto may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. Neither PrivateCo nor PublicCo has, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, each of PrivateCo and PublicCo confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to PrivateCo or PublicCo or otherwise. As used herein, “Required Holders” means (I) prior to the Shares Closing Date, the Buyers entitled to purchase at the Closings a majority of the aggregate amount of Initial Purchased Shares issuable hereunder and the aggregate amount of Warrant Shares issuable under the Warrants (without regard to any restriction or limitation on the exercise of the Warrants contained or the delivery of the Exchange Shares issued in exchange of Purchased Shares contained therein or herein) and shall include the Lead Investor and (II) on or after the Shares Closing Date, holders of at least a majority of the aggregate amount of Securities issued and issuable hereunder and under the Warrants held by the Buyers or successors and assigns of the Buyers (without regard to any restriction or limitation on the exercise of the Warrants or the delivery of the Exchange Shares issued in exchange of Additional Purchased Shares contained therein or herein) as of the applicable time of determination and shall include the Lead Investor so long as the Lead Investor or any of its affiliates holds any Securities.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement or any of the other Transaction Documents must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice); or (iii) one (1) Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to PrivateCo:

Quoin Pharmaceuticals, Inc.

42127 Pleasant Forest Ct

Ashburn, VA 20148

Attention:	Michael Myers, Ph.D.
E-mail:	mmyers@quoinpharma.com

With a copy (for informational purposes only) to:

Dentons US LLP

1221 Avenue of the Americas

New York, NY 10020

Telephone:	(212) 768-6700
Attention:	Jeffrey A. Baumel, Esq.
E-mail:	Jeffrey.baumel@dentons.com

If to PublicCo:

Cellect Biotechnology Ltd.

23 Hata’as Street

Kfar Saba, Israel 44425

Attention: Shai Yarkoni, CEO

Email: shai@cellect.co

With a copy (for informational purposes only) to:

Horn & Co. - Law Offices

Amot Investment Tower, 24 Floor

2 Weizmann Street,

Tel Aviv, Israel

Attention: Yuva Horn, Adv.

Email: yhorn@hornlaw.co.il

and:

Royer Cooper Cohen Braunfeld LLC

101 West Elm Street, Suite 400

Conshohocken, PA 19428

Attention: David Gitlin, Esq.

Email: DGitlin@rccblaw.com

If to the Escrow Agent:

The Bank of New York Mellon
Corporate Trust Administration
240 Greenwich Street
New York, NY 10286
Attention: Escrow Unit

If to the Transfer Agent:

Computershare

480 Washington Blvd., Jersey City, NJ 07310 USA

Telephone:	201 680 2388
Facsimile:	201 680 4606
Attention:	Mr. Brian Cossin, Relationship Management
E-mail:	brian.cossin@computershare.com

If to a Buyer, to its address, and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

With a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telephone:	(212) 756-2000

Attention:	Eleazer N. Klein, Esq.
E-mail:	eleazer.klein@srz.com

or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) calendar days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Purchased Shares or the Warrants. Neither PrivateCo nor PublicCo shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Transaction (unless PublicCo is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants and other than the Merger in accordance with the terms and conditions of the Merger Agreement). A Buyer may assign some or all of its rights hereunder without the consent of PrivateCo or PublicCo, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights. For the avoidance of doubt, each Buyer may, without the consent of either PrivateCo or PublicCo, assign some or all of its right of participation set forth in Section 5(n)(iii) to any other Person approved by the Required Holders, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights, and which assignment may occur (x) prior to receiving an Offer Notice or (y) after receiving an Offer Notice up to the date of execution and delivery by PublicCo and the Buyers of a purchase agreement relating to the Offered Securities.

(h) Third Party Beneficiaries. The Placement Agent shall be a third party beneficiary of the representations and warranties of the Buyers in Section 2, the representations and warranties of PrivateCo in Section 3 and the representations and warranties of PublicCo in Section 4. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee (as defined below) shall have the right to enforce the obligations of PrivateCo and PublicCo with respect to Section 10(k) and as otherwise set forth in this Section 10(h).

(i) Survival. Unless this Agreement is terminated under Section 9, the representations and warranties of PrivateCo, PublicCo and the Buyers contained in Sections 2, 3 and 4, respectively, and the agreements and covenants set forth in Sections 5, 6 and 10, respectively, shall survive the Closings. Each Buyer, and each of PrivateCo and PublicCo, shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification. (i) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of PrivateCo’s other obligations under the Transaction Documents, PrivateCo shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by PrivateCo in the Transaction Documents or any other certificate, instrument or document of PrivateCo contemplated hereby or thereby (provided that for purposes of establishing a misrepresentation or breach of a representation or warranty, such representation or warranty shall be read without giving effect to any materiality or PrivateCo Material Adverse Effect qualifiers set forth therein), (b) any breach of any covenant, agreement or obligation of PrivateCo contained in the Transaction Documents or any other certificate, instrument or document of PrivateCo contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of PrivateCo or PublicCo) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 5(j), or (iv) the status of such Buyer or holder of the Securities as an investor in PrivateCo pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by PrivateCo may be unenforceable for any reason, PrivateCo shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 10(k)(i) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(ii) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of PublicCo’s other obligations under the Transaction Documents, PublicCo shall defend, protect, indemnify and hold harmless the Indemnitees from and against any and all Indemnified Liabilities incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by PublicCo in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby (provided that for purposes of establishing a misrepresentation or breach of a representation or warranty, such representation or warranty shall be read without giving effect to any materiality or PublicCo Material Adverse Effect qualifiers set forth therein), (b) any breach of any covenant, agreement or obligation of PublicCo contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of PrivateCo or PublicCo) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 5(j), or (iv) the status of such Buyer or holder of the Securities as an investor in PublicCo pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by PublicCo may be unenforceable for any reason, PublicCo shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 10(k)(ii) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each of PrivateCo and PublicCo recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. Each of PrivateCo and PublicCo therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n) Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and either PrivateCo or PublicCo does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to PrivateCo or PublicCo, as applicable, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o) Payment Set Aside. To the extent that PrivateCo or PublicCo makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to PrivateCo or PublicCo, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and each of PrivateCo and PublicCo acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and neither PrivateCo nor PublicCo shall assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and each of PrivateCo and PublicCo acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each of PrivateCo and PublicCo acknowledges and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Buyer, PrivateCo and PublicCo have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

QUOIN PHARMACEUTICALS, INC.

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer, PrivateCo and PublicCo have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

CELLECT BIOTECHNOLOGY LTD.

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer, PrivateCo and PublicCo have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

ALTIUM GROWTH FUND, LP

By:
Name:
Title:

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Initial Purchased Shares:

☐ 4.99%

☒ 9.99%

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Purchased Shares:

☐ 4.99%

☒ 9.99%

Maximum Percentage to be included in the Series A Warrants:

☒4.99%

☐9.99%

Maximum Percentage to be included in the Series B Warrants:

☒ 4.99%

☐ 9.99%

Maximum Percentage to be included in the Series C Warrants:

☐ 4.99%

☒ 9.99%

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)
Buyer	Address, Facsimile Number and E-mail	Series C Warrants’ dollar amount	Purchase Price	Legal Representative’s Address, Facsimile Number and E-mail

Altium Growth Fund, LP	c/o Altium Capital Management, LP 152 West 57th Street, 20th Floor New York, NY 10019 Attention: Joshua Thomas Telephone: 212-259-8404 E-mail: jthomas@altiumcap.com	$9,500,000	$12,000,000 plus the outstanding principal amount of the Notes	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 E-mail: eleazer.klein@srz.com
TOTAL		$9,500,000	$12,000,000 plus the outstanding principal amount of the Notes

EXHIBITS

Exhibit A	Form of Securities Escrow Agreement
Exhibit B	Form of Warrants
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Form of Capacity Notice
Exhibit E	Private Placement Memorandum
Exhibit F	Form of Exchange Warrant
Exhibit G	Form of Irrevocable Transfer Agent Instructions
Exhibit H-1	Form of Opinion of PrivateCo’s Counsel
Exhibit H-2	Form of Opinion of PublicCo’s Counsel
Exhibit I	Form of Secretary’s Certificate
Exhibit J	Form of Officer’s Certificate
Exhibit K	Form of Lock-Up Agreement
Exhibit L	Form of Leak-Out Agreement

SCHEDULES

PrivateCo Disclosure Schedules

Schedule 3(a)	PrivateCo Subsidiaries
Schedule 3(d)	No Conflicts
Schedule 3(e)	Consents
Schedule 3(j)	Private Placement Memorandum; Financial Statements
Schedule 3(k)	Absence of Certain Changes
Schedule 3(l)	Conduct of Business; Regulatory Permits
Schedule 3(m)	Transactions with Affiliates
Schedule 3(n)	Equity Capitalization
Schedule 3(o)	Indebtedness and Other Contracts
Schedule 3(p)	Absence of Litigation
Schedule 3(r)	Employee Benefits
Schedule 3(t)	Real Property
Schedule 3(u)	Intellectual Property Rights
Schedule 3(z)	Internal Accounting
Schedule 3(ee)	FDA
Schedule3(tt)	Lock-Up Parties

PublicCo Disclosure Schedules

Schedule 4(a)	PublicCo Subsidiaries
Schedule 4(d)	No Conflicts
Schedule 4(e)	Consents
Schedule 4(j)	SEC Documents; Financial Statements
Schedule 4(m)	Sarbanes-Oxley Act; Internal Accounting Controls
Schedule 4(n)	Transactions with Affiliates and Employees
Schedule 4(o)	Equity Capitalization

Schedule 4(q)	Absence of Litigation
Schedule 4(s)	Employee Benefits
Schedule 4(u)	Real Property
Schedule 4(v)	Intellectual Property Rights
Schedule 4(aa)	Registration Rights
Schedule 4(bb)	Solvency
Schedule 4(ee)	FDA

Schedule 5(d)(iii)	Pro Forma Capitalization Table
Schedule 5(e)	Use of Proceeds

EXHIBIT A

Form of Securities Escrow Agreement

ESCROW AGREEMENT

among

QUOIN PHARMACEUTICALS, INC.,

CELLECT BIOTECHNOLOGY LTD.,

ALTIUM GROWTH FUND, LP, as the representative

and

THE BANK OF NEW YORK MELLON, as Escrow Agent

dated as of March [__] 2021

ESCROW ACCOUNT NUMBER(S) ___________________________

TITLE(S) OF ACCOUNT(S)_________________________

THIS ESCROW AGREEMENT dated as of March [__], 2021 (this “Escrow Agreement”), by and among THE BANK OF NEW YORK MELLON, a New York banking corporation (the “Escrow Agent”), Quoin PHARMACEUTICALS, INC., a Delaware corporation (“Quoin”), CELLECT BIOTECHNOLOGY LTD., an Israeli Company (“Cellect”), and Altium Growth Fund, LP, a Delaware limited partnership, as the representative (the “Investor Representative”) of the investor(s) listed on Exhibit A hereto (the “Investors” and collectively with the other investors party to the Underlying Agreement (as defined below), the “Buyers”). As used herein, the “Company” means, prior to completion of the Merger (as defined below), Quoin and, following completion of the Merger, Cellect. The Company and the Investor Representative are individually herein referred to as an “Interested Party” and collectively as the “Interested Parties”.

PRELIMINARY STATEMENTS:

WHEREAS, Quoin, Cellect and the Buyers have entered into that certain Securities Purchase Agreement dated as of March 24, 2021 (as amended, supplemented or otherwise modified from time to time, the “Underlying Agreement”) pursuant to which, among other things, the Buyers will acquire shares of common stock, par value $0.01 per share, of Quoin (“Quoin Common Stock”);

WHEREAS, the Underlying Agreement contemplates that Quoin will cause to be issued [__] shares of Quoin Common Stock (the “Escrow Shares”) with respect to the Investors;

WHEREAS, on March 24, 2021, Quoin, Cellect and CellMSC, Inc. (“Merger Sub”) entered into that certain Agreement and Plan of Merger and Reorganization, as amended from time to time, pursuant to which, among other things, Merger Sub will be merged with and into Quoin (the “Merger”), with Quoin surviving the Merger as a wholly-owned subsidiary of Cellect, which will be renamed “Quoin Pharmaceuticals, Ltd.” or similar name after the Merger;

WHEREAS, pursuant to the Merger, the outstanding shares of Quoin Common Stock will be converted into and exchanged for American Depositary Shares (the “Cellect ADSs”), each representing one hundred (100) ordinary shares, no par value per share, of Cellect;

WHEREAS, a copy of the Underlying Agreement has been delivered to the Escrow Agent; and

WHEREAS, the Escrow Agent is willing to act as the Escrow Agent hereunder, and to hold the Escrow Shares in escrow account no[s]. [__], title: [__].

NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements contained herein, and intending to be legally bound hereby, the Interested Parties hereby appoint the Escrow Agent to act as, and the Escrow Agent hereby agrees to act as, escrow agent hereunder and to hold and distribute the Escrow Property (as defined herein) in accordance with and subject to the following Instructions and Terms and Conditions, and the parties hereby agree as follows:

I. INSTRUCTIONS:

1. Escrow Property.

(a) Simultaneously with the execution hereof, in accordance with the terms of the Underlying Agreement, Quoin shall issue the Escrow Shares on the books and records of the Transfer Agent (as defined below) for the benefit of the Investors in the name of the Escrow Agent FBO Altium Growth Fund, LP. Immediately following completion of the Merger, such Escrow Shares shall immediately be exchanged for Cellect ADSs that will be delivered through The Depository Trust Company (“DTC”) Deposit or Withdrawal at Custodian (DWAC) to the Escrow Agent by The Bank of New York Mellon in its capacity as depositary of the Cellect ADSs (the “Transfer Agent”) to be held for the benefit of the Investors in the name of the Escrow Agent FBO Altium Growth Fund, LP. Upon completion of the Merger, as notified to the Escrow Agent, the Company shall provide written notice to the Escrow Agent to accept the Escrow Shares through a DWAC into the Escrow Account. The Escrow Shares, plus all interest, dividends and other distributions, payments and earnings thereon and proceeds thereof, including any such distributions made as a result of a stock split, stock dividend, cash dividend, recapitalization, merger, asset purchase, sale of assets or similar transaction (collectively the “Distributions”) received by the Escrow Agent, less any property and/or funds distributed or paid in accordance with this Escrow Agreement, are collectively referred to herein as the “Escrow Property,” and shall be held by the Escrow Agent in escrow and disbursed in accordance with the terms and provisions of this Escrow Agreement. For the avoidance of doubt, upon the exchange of the Escrow Shares into Cellect ADSs in accordance with the Merger, such Cellect ADSs shall be distributed to and held by the Escrow Agent as part of the Escrow Property (and, following such exchange, the term “Escrow Shares” shall refer to such Cellect ADSs). At any time any Escrow Shares are required to be released from the Escrow Property to the Investors pursuant to this Escrow Agreement, any Distribution previously received by the Escrow Agent in respect of, or, in exchange for, such Escrow Shares shall be released from the Escrow Property as directed by the Investor Representative.

(b) The Escrow Property shall not be pledged as collateral or security by any Interested Party or any of his, her or its Affiliates (except as set forth in Section 4(b) of Part II – Terms and Conditions). The Escrow Agent shall hold and safeguard the Escrow Property until all amounts and property held therein have been released pursuant to Section 7. As used herein, “Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any general partner, limited partner, member, officer, director or manager of such Person and any venture capital or private equity fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For purposes of this definition, the terms “controls,” “controlled by,” or “under common control with” means the possession, direct or indirect, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise). As used herein, “Person” means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity, trust, governmental body or other organization.

(c) The Company shall be entitled to exercise all voting rights with respect to any Escrow Shares that are held by the Escrow Agent until such time as the Escrow Agent receives pursuant to Section 3 below joint written instructions, in the form of Exhibit B hereto, from, and signed by both, the Interested Parties (the “Joint Written Instructions”) and a Capacity Notice (as defined below), signed by the applicable Investor, to release such Escrow Shares for delivery to such Investor.1

(d) No fractional Escrow Shares shall be retained in or released from the Escrow Property pursuant to this Escrow Agreement. In connection with any release of Escrow Shares from the Escrow Property, the Company and the Investor Representative shall mutually agree upon appropriate rounding procedures in order to avoid retaining in or releasing from the Escrow Property any fractional shares, and shall provide the Escrow Agent with written instructions regarding release amounts.

2. Investment and Reinvestment of Escrow Property. During the term of this Escrow Agreement, any cash that is part of the Escrow Property shall be invested and reinvested by the Escrow Agent (i) in accordance with the Joint Written Instructions provided to the Escrow Agent or (ii) in the absence of a Joint Written Instruction as to the investment or reinvestment of any Escrow Property, in the BNY Mellon Cash Reserve. The Escrow Agent shall have no liability for any loss sustained as a result of any investment selected as indicated in the previous sentence or made pursuant to the instructions of the Interested Parties, as a result of any liquidation of any investment prior to its maturity or for failure of the Interested Parties to give the Escrow Agent instructions to invest or reinvest the Escrow Property.

1 NTD: Initial Joint Written Instructions will be sent with a Capacity Notice, whereby the Joint Written Instructions will require the Escrow Agent to release all the Escrowed Shares, but the Capacity Notice will limit such release to just amount permitted pursuant to the blocker provision. After the initial release, the Investor can solely send in a Capacity Notice, copying the Company, to release additional escrow shares so long as the Investor is at or below the Maximum Percentage and does not exceed in the aggregate the amount set forth in the Joint Written Instructions.

3. Distribution of Escrow Property. The Escrow Agent is directed to hold and distribute the Escrow Property in the following manner: Upon the receipt of (i) with respect to the first release hereunder to the Investors, the Joint Written Instructions and Capacity Notice, (ii) with respect to all other releases hereunder to the Investors, if any, a Capacity Notice and (iii) with respect to the release hereunder to the Company, the Joint Written Instructions, as applicable, the Escrow Agent shall promptly, and in any event no later than two (2) Trading Days (as defined below), after the receipt of such Joint Written Instruction and/or Capacity Notice, as applicable, transfer to the Investors or the Company, using the delivery instructions set forth in such Joint Written Instructions and/or Capacity Notice, an amount of Escrow Shares from the Escrow Property as directed in such Joint Written Instructions and/or Capacity Notice, which amount to be released to the Investors shall not, in the aggregate with all prior releases hereunder to the Investors, if any, exceed the amount set forth in the Joint Written Instructions.2 The Escrow Agent will receive the Joint Written Instructions, and as set forth herein, one or more Capacity Notices, as to all share amounts to be disbursed and will not be responsible for any calculations. Cellect shall notify the Escrow Agent in writing of the occurrence of a First Additional Shares Delivery Date with respect to each of the Investors pursuant to the Underlying Agreement. All Joint Written Instructions executed by the Investor Representative and delivered to the Company by 5:00 p.m. New York City Time on the First Additional Shares Delivery Date related to each Investor shall be promptly executed by the Company and delivered to the Escrow Agent on the same date. For all other distributions, when more than one of the Buyers, each party to an escrow agreement with the Escrow Agent pursuant to the Underlying Agreement, submit a Joint Written Instruction, delivery of the Escrow Shares to the Buyers shall be made in the same order as the Escrow Agent received the Joint Written Instructions. Notwithstanding anything contained in this Escrow Agreement to the contrary, for the avoidance of doubt, the Interested Parties acknowledge and agree that any of the time periods for delivery of documents and/or other items set forth in this Escrow Agreement, including, but not limited to, the time period for delivery of Escrow Shares are subject to delays resulting from health epidemics. If, contemporaneously with, or after, the Escrow Agent receives a Joint Written Instruction, the Investor Representative delivers a written notice to the Escrow Agent and the Company that one or more Investors cannot take delivery of some or all of the Escrow Shares pursuant to Section 1(c)(v) of the Underlying Agreement, the Escrow Agent and the Company hereby acknowledge and agree that the Escrow Agent will be entitled to, and be required to, promptly honor any capacity notice in the form attached hereto as Exhibit C (a “Capacity Notice”) delivered to the Escrow Agent, with a copy to the Company (solely for informational purposes), as if such Capacity Notice were a Joint Written Instruction. As used herein, “Trading Day” means any day on which the Common Stock is traded on The Nasdaq Global Select Market, or, if The Nasdaq Global Select Market is not the principal trading market for the Common Stock on such day, then on the principal securities exchange or securities market on which the Common Stock is then traded.

4. Authorized Persons. Each of the Interested Parties shall, on the date of this Escrow Agreement, deliver to the other parties a certificate in the form of Schedule I-A hereto, with respect to the Company, and Schedule I-B hereto, with respect to the Investor Representative, as to the incumbency and specimen signature of at least two (2) officers or other representatives of such party authorized to act for and give and receive notices, requests and instructions on behalf of such party in connection with this Escrow Agreement (each such officer or other representative, an “Authorized Person”). From time to time, an Interested Party may, by delivering to the other parties a revised certificate in the form of Schedule I-A or Schedule I-B, as applicable, change the information previously given, but each of the parties hereto shall be entitled to rely conclusively on the then-current schedule until receipt of a superseding schedule.

5. Facsimile/Email Instructions. Each of the Interested Parties hereby provides to the Escrow Agent and agrees with and accepts the authorizations, limitations of liability, indemnities, security procedure and other provisions set forth on Schedule II hereto in connection with the Escrow Agent’s reliance upon and compliance with instructions and directions sent by such parties via e-mail, facsimile and other similar unsecured electronic methods.

2 NTD: Joint written instructions contemplated to require the Escrow Agent to deliver the Escrow Shares via the DTC free delivery / free receive system.

6. Addresses. Notices, instructions and other communications shall be sent to the Escrow Agent at The Bank of New York Mellon, Corporate Trust Administration, 240 Greenwich Street, New York, New York 10286, Attn.: /Phil Triolo, Vice President, email: Filippo.Triolo@bnymellon.com, , and to the Interested Parties as follows:

If to Quoin:

I. Quoin Pharmaceuticals, Inc.

42127 Pleasant Forest Court

Ashburn, VA 20148

Attention: Michael Myers, Ph.D.

Email: mmyers@quoinpharma.com

with a copy to:

Dentons US LLP

1221 Avenue of the Americas

New York, NY 10020-1089

Email: jeffrey.baumel@dentons.com, ilan.katz@dentons.com

Attention: Jeffrey A. Baumel, Esq., Ilan Katz, Esq.

If to Cellect:

II.	Cellect Ltd.
III.	23 Hata’as Street
IV.	Kfar Saba, Israel 44425
V.	Attention: Shai Yarkoni, CEO
VI.	Email: shai@cellect.co
VII.
VIII.	with a copy to:
IX.	Horn & Co. - Law Offices
X.	Amot Investment Tower, 24 Floor
XI.	2 Weizmann Street,
XII.	Tel Aviv, Israel
XIII.	Attention: Yuval Horn, Adv.
XIV.	Email: yhorn@hornlaw.co.il
XV.
XVI.	and:
XVII.	Royer Cooper Cohen Braunfeld LLC
XVIII.	101 West Elm Street, Suite 400
XIX.	Conshohocken, PA 19428
XX.	Attention: David Gitlin, Esq.
XXI.	Email: DGitlin@rccblaw.com

If to the Investor Representative:

Section 1.	As set forth on Exhibit A

Section 2.

Section 3.	With a copy (for informational purposes only) to:

Section 4.

Section 5.	As set forth on Exhibit A

Section 6.

7. Release of Escrow Funds and Termination. Within five (5) Business Days following [__], 20263, the Escrow Agent shall distribute to the Company the Escrow Property, including all Escrow Shares and any Distributions, not otherwise distributed to the Company or the Investor pursuant to Section 3 of this Part I – Instructions. This Escrow Agreement shall terminate upon the distribution or disbursement by the Escrow Agent of all Escrow Property in accordance with the terms hereof.

8. Covenant of the Escrow Agent. The Escrow Agent hereby agrees and covenants with the Interested Parties that it will perform all of its obligations under this Escrow Agreement and will not deliver custody or possession of any Escrow Property to anyone except pursuant to the express terms of this Escrow Agreement.

9. Compensation. In respect of the Escrow Agent’s services hereunder, the Company shall be obligated to pay the Escrow Agent the fees, expenses, charges and other amounts as set forth on the attached Schedule III. The Escrow Agent shall also be entitled to payment of any amounts to which the Escrow Agent is entitled under the indemnification provisions contained herein as set forth in Section 9 of Part II – Terms and Conditions.

II. TERMS AND CONDITIONS:

1. Escrow Agent’s Duties. The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein, and no duties, responsibilities or obligations shall be inferred or implied. The Escrow Agent shall not be subject to, nor required to comply with, nor required to inquire as to the performance of any obligation under, any other agreement between or among the Interested Parties (including the Underlying Agreement) or to which any Interested Party is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from any Interested Party or any entity acting on its behalf. The Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

2. Agreement for Benefit of Parties. This Escrow Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

3. Escrow Agent’s Reliance on Orders, Etc. If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects any Escrow Property (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of any Escrow Property), the Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

3 NTD: To insert the date that is the five (5) year anniversary of the Closing Date (as defined in the Underlying Agreement).

4. The Escrow Agent.

(a) The Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall the Escrow Agent be liable (i) for acting in accordance with or relying upon (and shall be fully protected in relying upon) any instruction, notice, demand, certificate or document from any Interested Party, any entity acting on behalf of any Interested Party or any other person or entity which it reasonably believes to be genuine, (ii) for any indirect, consequential, punitive or special damages, even if advised of the possibility thereof, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians selected by it in good faith, or (iv) for an amount in excess of the value of the Escrow Property.

(b) As security for the due and punctual performance of any and all of the Interested Parties’ obligations to the Escrow Agent hereunder, now or hereafter arising, the Interested Parties, individually and collectively, hereby pledge, assign and grant to the Escrow Agent a continuing security interest in, and a lien on and right of setoff against, the Escrow Property and all Distributions thereon, investments thereof or additions thereto (whether such additions are the result of deposits by the Company or the investment of the Escrow Property or otherwise). If any fees, expenses or costs incurred by, or any obligations owed to, the Escrow Agent hereunder are not promptly paid when due, the Escrow Agent may reimburse itself therefor from the Escrow Property, and may sell, convey or otherwise dispose of any Escrow Property for such purpose. The security interest and setoff rights of the Escrow Agent shall at all times be valid, perfected and enforceable by the Escrow Agent against the Interested Parties and all third parties in accordance with the terms of this Escrow Agreement.

(c) The Escrow Agent may consult with legal counsel at the expense of the Company as to any matter relating to this Escrow Agreement, and the Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

(d) The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

5. Collections. Unless otherwise specifically set forth herein, the Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to the Escrow Agent’s usual collection practices or terms regarding items received by the Escrow Agent for deposit or collection. The Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

6. Statements. The Escrow Agent shall provide to the Interested Parties statements (not less frequently than monthly) reflecting activity in the Escrow Account for the preceding period. No statement need be provided for periods in which no Escrow Account activity occurred. Each such statement shall be deemed to be correct and final upon receipt thereof by the Interested Parties unless the Escrow Agent is notified in writing to the contrary within thirty (30) Business Days of the date of such statement. A “Business Day” shall mean any day on which the Escrow Agent is open for business.

7. Limitation of Escrow Agent’s Responsibility. The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

8. Notices. Notices, instructions or other communications shall be in writing and shall be given to the address set forth in the “Addresses” provision herein (or to such other address as may be substituted therefor by written notification to the other parties). Notices to the Escrow Agent shall be deemed to be given when actually received by the Escrow Agent’s Escrow Unit. The Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by an Interested Party or by a person or persons authorized by an Interested Party, including persons identified on Authorized Persons schedules delivered pursuant to Section 4 of the Instructions. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which the Escrow Agent is open for business.

9. Indemnity. The Company shall be liable for and shall reimburse and indemnify the Escrow Agent and hold the Escrow Agent and its affiliates, and the Escrow Agent’s and such affiliates’ respective directors, officers, employees, agents, successors and assigns, harmless from and against any and all claims, losses, liabilities, costs, disbursements, damages or expenses (including reasonable and documented attorneys’ fees and expenses and court costs) (collectively, “Losses”) arising from or in connection with or related to this Escrow Agreement or being the Escrow Agent hereunder (including but not limited to Losses incurred by the Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require the Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct. The Investors agree not to bring or enact any suit against the Escrow Agent, its affiliates, or the Escrow Agent’s and such affiliates’ respective directors, officers, employees, agents, successors and assigns, except to the extent of the Escrow Agent’s gross negligence or willful misconduct.

10. Removal and Resignation of Escrow Agent; Successor Escrow Agent.

(a) The Interested Parties may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior notice in writing signed by the Interested Parties. The Escrow Agent may resign at any time by giving thirty (30) calendar days’ prior written notice thereof.

(b) Within ten (10) calendar days after giving the foregoing notice of removal to the Escrow Agent or receiving the foregoing notice of resignation from the Escrow Agent, the Interested Parties shall jointly agree on and appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such thirty (30) day period, the Escrow Agent may, in its sole discretion, deliver the Escrow Property to the Company at the address provided herein or may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief, and thereafter be relieved of all further duties and obligations as Escrow Agent hereunder. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by, and be deemed a joint and several obligation of, the Company.

(c) Upon receipt of the identity of the successor Escrow Agent, the Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor Escrow Agent, less the amount of fees, costs and expenses or other obligations owed to the Escrow Agent, or hold such Escrow Property (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

(d) Upon delivery of the Escrow Property to the Company, or in accordance with the instructions of a court of competent jurisdiction pursuant to subclause (c) above, or to successor Escrow Agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

11. Escrow Agent’s Obligations in the Event of Ambiguities, Conflicting Claims, Etc.

(a) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Escrow Agent hereunder, the Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Property, unless and until the Escrow Agent receives written instructions, signed by the Interested Parties, which eliminates such ambiguity or uncertainty.

(b) In the event of any dispute between or conflicting claims by or among the Interested Parties and/or any other person or entity with respect to any Escrow Property, the Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and the Escrow Agent shall not be or become liable in any way to any Interested Party for failure or refusal to comply with such conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Escrow Agent, or (ii) the Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. The Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Company.

12. Governing Law; Jurisdiction; Waiver of Right to Trial by Jury. This Escrow Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Each Interested Party hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York or elsewhere as the Escrow Agent may select. Each Interested Party hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction any Interested Party may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each such party hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each Interested Party waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

13. Amendments, Etc. Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

14. Remedies Cumulative. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

15. Representations and Warranties. (a) Each of the Interested Parties represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law, and (b) that the execution, delivery and performance of this Escrow Agreement by it do not and will not violate any applicable law or regulation.

(b) Each of the Interested Parties covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers are the target or subject of any sanctions enforced by the US Government, (including, the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”)), the United Nations Security Council, the European Union, HM Treasury, or other relevant sanctions authority (collectively “Sanctions”).

(c) Each of the Interested Parties covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers will use any payments made pursuant to this Escrow Agreement, (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.

16. Illegality, Etc. The invalidity, illegality or unenforceability of any provision of this Escrow Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

17. Entire Agreement. This Escrow Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

18. Survival of Certain Provisions. Section 8 of the Instructions and Sections 8-9, 12 and 21-22 of the Terms and Conditions of this Escrow Agreement shall survive termination of this Escrow Agreement and/or the resignation or removal of the Escrow Agent.

19. Headings. The headings contained in this Escrow Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

20. Counterparts. This Escrow Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

21. Certain Tax Matters. Except as provided in paragraph 4(b) of the Terms and Conditions above, the Escrow Agent does not have any interest in the Escrowed Property but is serving as escrow holder only and having only possession thereof. The Company shall jointly and severally be obligated to and shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall jointly and severally indemnify and hold harmless the Escrow Agent for any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications, and will inform the Escrow Agent as to the proper allocation of income in respect of the Escrow Property for annual and periodic tax and other reporting purposes. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrowed Property and is not responsible for any other reporting.

22. Patriot Act Compliance, Etc. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering and the Customer Identification Program (“CIP”) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which the Escrow Agent must obtain, verify and record information that allows the Escrow Agent to identify customers (“Applicable Law”), the Escrow Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Escrow Agent. Accordingly, each Interested Party agrees to provide to the Escrow Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Escrow Agent to comply with Applicable Law, including, but not limited to, information as to name, physical address, tax identification number and other information that will help the Escrow Agent to identify and verify such Interested Party such as organizational documents, certificates of good standing, licenses to do business or other pertinent identifying information. Each Interested Party understands and agrees that the Escrow Agent cannot open the Escrow Account unless and until the Escrow Agent verifies the identities of the Interested Parties in accordance with its CIP.

23. Information Sharing. The Bank of New York Mellon Corporation is a global financial organization that operates in and provides services and products to clients through its affiliates and subsidiaries located in multiple jurisdictions (the “BNY Mellon Group”). The BNY Mellon Group may (i) centralize in one or more affiliates and subsidiaries certain activities (the “Centralized Functions”), including audit, accounting, administration, risk management, legal, compliance, sales, product communication, relationship management, and the compilation and analysis of information and data regarding the Interested Parties (which, for purposes of this provision, includes the name and business contact information for the Interested Parties employees and representatives) and the accounts established pursuant to this Escrow Agreement (“Interested Parties Information”) and (ii) use third party service providers to store, maintain and process the Interested Parties Information (“Outsourced Functions”). Notwithstanding anything to the contrary contained elsewhere in this Escrow Agreement and solely in connection with the Centralized Functions and/or Outsourced Functions, the Interested Parties consent to the disclosure of, and authorize BNY Mellon to disclose, the Interested Parties Information to (i) other members of the BNY Mellon Group (and their respective officers, directors and employees) and to (ii) third-party service providers (but solely in connection with Outsourced Functions) who are required to maintain the confidentiality of the Interested Parties Information. In addition, the BNY Mellon Group may aggregate the Interested Parties Information with other data collected and/or calculated by the BNY Mellon Group, and the BNY Mellon Group will own all such aggregated data, provided that the BNY Mellon Group shall not distribute the aggregated data in a format that identifies the Interested Parties Information with the Interested Parties specifically. The Interested Parties represent that the Interested Parties are authorized to consent to the foregoing and that the disclosure of the Interested Parties Information in connection with the Centralized Functions and/or Outsourced Functions does not violate any relevant data protection legislation. The Interested Parties also consent to the disclosure of the Interested Parties Information to governmental and regulatory authorities in jurisdictions where the BNY Mellon Group operates and otherwise as required by law.

24. Successors and Assigns of Escrow Agent. Any corporation or other company into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or other company resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any corporation or other company succeeding to the business of the Escrow Agent shall be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

IN WITNESS WHEREOF, each of the parties has caused this Escrow Agreement to be executed by a duly authorized officer as of the day and year first written above.

Quoin PHARMACEUTICALS, INC.

By:
	Name:	Michael Myers
	Title:	Chief Executive Officer

CELLECT BIOTECHNOLOGY LTD.

By:
Name:
Title:

ALTIUM GROWTH FUND, LP

By:	Altium Capital Management, LP

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Escrow Agent

By:
Name:
Title:

Schedule I-A

Authorized Officers of Quoin

Name	Signature	Phone Number (office and mobile)

Michael Myers		(703) 980-4182

Denise Carter		(610) 662-4025

Schedule I-B

Authorized Officers of Investor Representative

Name	Signature	Phone Number (office and mobile)

Schedule II

ELECTRONIC METHODS AUTHORIZATION, LIMITATION OF LIABILITY AND INDEMNITY

Interested Party Authorization, Limitation of Liability and Indemnity. Each Interested Party hereby authorizes the Escrow Agent and its affiliates (the “Bank”) to rely upon and comply with instructions and directions sent by it via e-mail, facsimile and other similar unsecured electronic methods (but excluding on-line communications systems covered by a separate agreement (such as the Bank’s CASH-Register Plus system) (“On-Line Communications Systems”)) (“Electronic Methods”) by persons believed by the Bank to be authorized to give instructions and directions on behalf of the Interested Party. Except as set forth below with respect to funds transfers, the Bank shall have no duty or obligation to verify or confirm that the person who sent such instructions or directions is, in fact, a person authorized to give instructions or directions on behalf of the Interested Party (other than to verify that the signature on a facsimile is the signature of a person authorized to give instructions and directions on behalf of the Interested Party); and the Bank shall have no liability for any losses, liabilities, costs or expenses incurred or sustained by the relevant Interested Party as a result of such reliance upon or compliance with such instructions or directions. Each Interested Party agrees to assume all risks arising out of the use of Electronic Methods to submit instructions and directions to the Bank, including without limitation the risk of the Bank acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Funds Transfer Security Procedures. With respect to any “funds transfer,” as defined in Article 4-A of the Uniform Commercial Code, the following security procedure will apply: An Interested Party’s payment instruction is to include the name and (in the case of a facsimile) signature of the person initiating the funds transfer request. If the name is listed as an Authorized Person on a certificate in the form of Schedule I hereto delivered pursuant to this Escrow Agreement, the Bank will confirm the instructions by telephone call to any person listed as an Authorized Person, who may be the same person who initiated the instruction. When calling back, the Bank will request from the relevant Interested Party’s staff member his or her name. If the name is listed in the Escrow Agent’s records as an Authorized Person, the Bank will confirm the instructions with respect to amount, names and numbers of accounts to be charged or credited and other relevant reference information. Where this Escrow Agreement contemplates joint payment instructions from the interested parties, the Escrow Agent shall call back both the Company and the Investor Representative. Each Interested Party acknowledges that the Bank has offered such Interested Party other security procedures that are more secure and are commercially reasonable for such Interested Party, and that such Interested Party has nonetheless chosen the procedures described in this paragraph. Each Interested Party agrees to be bound by any payment order issued in its name, whether or not authorized, that is accepted by the Bank in accordance with the above procedures. When instructed to credit or pay a party by both name and a unique numeric or alpha-numeric identifier (e.g. ABA number or account number), the Bank, and any other bank participating in the funds transfer, may rely solely on the unique identifier, even if it identifies a party different than the party named. This applies to beneficiaries as well as any intermediary bank. Each Interested Party agrees to be bound by the rules of any funds transfer network used in connection with any payment order accepted by the Bank hereunder. The Escrow Agent shall not be obliged to make any payment or otherwise to act on any instruction notified to it under this Escrow Agreement if it is unable to validate the authenticity of the request by telephoning an Authorized Person who has not executed the relevant request or instruction of the relevant Interested Party. Payment or otherwise to act on any instruction by Authorized Person of the relevant Interested Party will be made by the Escrow Agent within three (3) Business Days (as defined in Section 6 of Part II – Terms and Conditions) after the Escrow Agent’s verification of instructions as set forth above.

Authorization. This authorization shall remain in full force and effect until the earlier of termination of this Escrow Agreement or the date it is canceled, revoked or amended by written notice received by the Escrow Agent; and replaces and supersedes any previous authorization from an Interested Party to the Bank relating to the giving of instructions by facsimile, e-mail or other similar Electronic Methods (but excluding On-Line Communications Systems) in relation to this Escrow Agreement, and is in addition to all other authorizations. Notwithstanding any revocation, cancellation or amendment of this authorization, any action taken by the Bank pursuant to this authorization prior to the Bank’s actual receipt and acknowledgement of a notice of revocation, cancellation or amendment shall not be affected by such notice.

Indemnity. The Company agrees to indemnify and hold harmless the Bank against any and all claims, losses, damages liabilities, judgments, costs and expenses (including reasonable attorneys’ fees) (collectively, “Losses”) incurred or sustained by the Bank as a result of or in connection with the Bank’s reliance upon and compliance with instructions or directions given by the Company by Electronic Methods, provided, however, that such Losses have not arisen from the gross negligence or willful misconduct of the Bank, it being understood that the failure of the Bank to verify or confirm that the person giving the instructions or directions, is, in fact, an Authorized Person does not constitute gross negligence or willful misconduct.

Representation. Each of Quoin, Cellect and the Investor Representative hereby represents and warrants to the Bank that this authorization is properly given and has been duly approved by its Board of Directors or, if not a corporation, by its equivalent.

Schedule III

(See Attached Fee Schedule)

Provided under separate cover and to be attached here in final version

Exhibit A

Investor

Investor	Pro Rata Interest in Escrow Shares	Number of Escrow Shares	Address, Facsimile Number and E-Mail	Legal Representative’s Address, Facsimile Number and E-Mail
Altium Growth Fund, LP	100.00%	[●]	c/o Altium Capital Management, LP 551 5th Avenue, 19th Floor (Suite 1920) New York, NY 10176	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 E-mail: eleazer.klein@srz.com

Exhibit B

Form of Instructions

The Bank of New York Mellon

Corporate Trust Administration

240 Greenwich Street

New York, New York 10286

Attn.: Filippo.Triolo@bnymellon.com

Re. Joint Instructions

Ladies and Gentlemen:

Reference is made to the Escrow Agreement dated March [__], 2021 (the “Escrow Agreement”), by and among THE BANK OF NEW YORK MELLON, a New York banking corporation (the “Escrow Agent”), Quoin Pharmaceuticals, Inc., a Delaware corporation (“Quoin”), CELLECT BIOTECHNOLOGY LTD., an Israeli company (“Cellect”), and Altium Growth Fund, LP (the “Investor Representative”), entered into in connection with the Securities Purchase Agreement, dated March 24, 2021, by and among Quoin, Cellect, the Investor Representative and any other investors party thereto, as amended, supplemented or otherwise modified from time to time. Capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Escrow Agreement.

Pursuant to Section 3 of the Escrow Agreement, each of the undersigned hereby instructs you to disburse the Escrow Shares set forth on Annex A hereto[, subject to, in case of any disbursement to the Investors, the delivery to the Escrow Agent by the Investor Representative of a Capacity Notice from time to time at any time from and after the date hereof with respect to all or any portion of the Escrow Shares set forth on Annex A hereto], via the DTC free delivery / free receive system in accordance with the instructions set forth on Annex A hereto or in the Capacity Notice no later than two Trading Days following the date of delivery to the Escrow Agent of this Joint Written Instructions or the applicable Capacity Notice, as applicable.

These joint instructions may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

THE COMPANY:	ALTIUM GROWTH FUND, LP
	By:	Altium Capital Management, LP

By:	By:
Name:	Name:
Title:	Title:

Annex A

Recipient	Amount to be Disbursed	Account Information

Free delivery / free receive Instructions:

Please deliver _________ shares

(CUSIP: _________)

Trade Date: _________

Settlement Date: _________

Broker name: _________

DTC: _________

Account Name: _________

Account Number:_________

Exhibit C

CAPACITY NOTICE

TO BE EXECUTED BY THE HOLDER TO RECEIVE CAPACITY SHARES

[QUOIN PHARMACEUTICALS, LTD.]

The undersigned holder hereby exercises the right to receive_________ American Depositary Shares, each representing one hundred (100) of the Company’s ordinary shares, no par value per share (the “Capacity Shares”), of [Quoin Pharmaceuticals, Ltd.], an Israeli company (formerly known as Cellect Biotechnology Ltd.) (the “Company”) and hereby directs the Company and The Bank of New York Mellon (the “Escrow Agent”) to deliver to the undersigned via free delivery / free receive such number of Capacity Shares as set forth below, in each case, in accordance with the terms of (i) that certain Securities Purchase Agreement dated as of March 24, 2021, by and among the Company, Quoin Pharmaceuticals, Inc., a Delaware corporation (“Quoin”) and the Buyers listed on the signature pages attached thereto, as amended, supplemented or otherwise modified from time to time and (ii) that certain Securities Escrow Agreement, dated as of March [__], 2021, by and among the Company, Quoin, the Escrow Agent and the undersigned (Account #:[ ], Account Name: BNY Mellon Quoin Escrow FBO Altium Growth Fund, LP ).

Date: ________________

ALTIUM GROWTH FUND, LP

By:	Altium Capital Management, LP

By:
Name:
Title:

Free delivery / free receive Instructions: Please deliver _______ shares (CUSIP: _______ per the below instructions.

Trade Date: _______

Settlement Date: _______

DTC: _______

Account Name: _______

Account Number: _______

EXHIBIT B

Form of Warrants

[FORM OF SERIES [A] [B] [C] WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD (X) PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT OR (Y) TO AN ACCREDITED INVESTOR IN A PRIVATE TRANSACTION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

[QUOIN PHARMACEUTICALS, LTD.]

Series [A] [B] [C] Warrant To Purchase American Depositary Shares

Warrant No.: _________________

Date of Issuance: [●]4 (“Issuance Date”)

4 Insert the Warrant Closing Date (as defined in the Securities Purchase Agreement).

[Quoin Pharmaceuticals, Ltd.], an Israeli company formerly known as Cellect Biotechnology Ltd. (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [HOLDER], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date, (as defined below), ___________________ (__________)5 fully paid nonassessable ADSs, subject to adjustment as provided herein (the “Warrant Shares” and such initial number of Warrant Shares, as adjusted pursuant to Section 2 (other than Section 2(d)), the “Initial Maximum Eligibility Number”). Except as otherwise defined herein, capitalized terms in this Warrant to Purchase American Depositary Shares (including any Warrants to Purchase American Depositary Shares issued in exchange, transfer or replacement hereof, this “Warrant”), shall have the meanings set forth in Section 18. This Warrant is one of the [INSERT IN SERIES A WARRANT: Series A] [INSERT IN SERIES B WARRANT: Series B] [INSERT IN SERIES C WARRANT: Series C] Warrants to purchase American Depositary Shares (the “SPA Warrants”) issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of March 24, 2021 (the “Subscription Date”), by and among the Company, Quoin Pharmaceuticals, Inc., a Delaware corporation, and the investors (the “Buyers”) referred to therein (as may be amended, amended and restated, supplemented or otherwise modified from time to time in accodance with its terms, the “Securities Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the definitions ascribed to such terms in the Securities Purchase Agreement.

5[INSERT IN SERIES A, B & C WARRANTS ISSUED ON THE WARRANT CLOSING DATE: Insert [INSERT IN SERIES A & B WARRANTS ISSUED ON THE WARRANT CLOSING DATE: 100%] [INSERT IN SERIES C WARRANTS ISSUED ON THE WARRANT CLOSING DATE: 55.88% [NTD: $9,500,000 represents 55.88% of $17,000,000]] of the sum of (i) the number of Exchange Shares issued to the Holder on the Closing Date in exchange for the number of Initial Purchased Shares (as defined in the Securities Purchase Agreement) purchased by the Holder pursuant to the Securitie subject to adjustment as provided herein (the “Warrant Shares” and such initial number of Warrant Shares, as adjusted pursuant to Section 2 (other than Section 2(d)), the “Initial Maximum Eligibility Number”). Except as otherwise defined herein, capitalized terms in this Warrant to Purchase American Depositary Shares (including any Warrants to Purchase American Depositary Shares issued in exchange, transfer or replacement hereof, this “Warrant”), shall have the meanings set forth in Section 18. This Warrant is one of the [INSERT IN SERIES A WARRANT: Series A] [INSERT IN SERIES B WARRANT: Series B] [INSERT IN SERIES C WARRANT: Series C] Warrants to purchase American Depositary Shares (the “SPA Warrants”) issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of March 24, 2021 (the “Subscription Date”), by and among the Company, Quoin Pharmaceuticals, Inc., a Delaware corporation, and the investors (the “Buyers”) referred to therein (as may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Securities Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the definitions ascribed to such terms in the Securities Purchase Agreement.

1. EXERCISE OF WARRANT.

(i)Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder at any time or times on or after the Issuance Date, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash by wire transfer of immediately available funds or (B) if the provisions of Section 1(d) are applicable, by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)(1)) [INSERT IN SERIES B WARRANT: or an Alternate Cashless Exercise (as defined in Section 1(d)(2))]. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder, nor shall any ink-original signature or medallion guarantee (or other type of guarantee or notarization) with respect to any Exercise Notice be required. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first (1st) Trading Day following the date on which the Holder has delivered the applicable Exercise Notice to the Company, the Company shall transmit by electronic mail an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the applicable Share Delivery Date, the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and (A) the applicable Warrant Shares are subject to an effective resale registration statement in favor of the Holder or (B) if exercised via Cashless Exercise [INSERT IN SERIES B WARRANT: or Alternate Cashless Exercise], at a time when Rule 144 would be available for resale of the applicable Warrant Shares by the Holder, credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or (A) the applicable Warrant Shares are not subject to an effective resale registration statement in favor of the Holder and (B) if exercised via Cashless Exercise [INSERT IN SERIES B WARRANT: or Alternate Cashless Exercise], at a time when Rule 144 would not be available for resale of the applicable Warrant Shares by the Holder, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise. The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Warrant Shares via DTC, if any, including, without limitation, for same day processing. Upon delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than five (5) Trading Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares issuable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but rather the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant (other than the Holder’s income taxes). The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination. While any SPA Warrants remain outstanding, the Company shall use a transfer agent that participates in the DTC Fast Automated Securities Transfer Program. Notwithstanding any provision of this Warrant to the contrary, no more than the Maximum Eligibility Number of Warrant Shares shall be exercisable IN the AGGREGATE hereunder.

(ii)Exercise Price. For purposes of this Warrant, “Exercise Price” means $[•]6 per ADS, subject to adjustment as provided herein.

(iii) Company’s Failure to Timely Deliver Securities. If the Company shall fail for any reason or for no reason to issue to the Holder on or prior to the applicable Share Delivery Date either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, a certificate for the number of ADSs to which the Holder is entitled and register such ADSs on the Company’s share register or if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the Holder’s balance account with DTC, for such number of ADSs to which the Holder is entitled upon the Holder’s exercise of this Warrant or (II) if the Registration Statement covering the resale of the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares and the Company fails to promptly, but in no event later than as is required pursuant to the Registration Rights Agreement (x) so notify the Holder in writing and (y) deliver the Warrant Shares electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, an “Exercise Failure”), then, in addition to all other remedies available to the Holder, (X) the Company shall pay in cash to the Holder on each day after the applicable Share Delivery Date and during such Exercise Failure an amount equal to 1.5% of the product of (A) the number of Warrant Shares not issued to the Holder on or prior to the applicable Share Delivery Date and to which the Holder is entitled, and (B) any trading price of the ADSs selected by the Holder in writing as in effect at any time during the period beginning on the applicable date of delivery of the applicable Exercise Notice and ending on the applicable Share Delivery Date, and (Y) the Holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the voiding of an Exercise Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise. In addition to the foregoing, if on or prior to the applicable Share Delivery Date either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the Company shall fail to issue and deliver a certificate to the Holder and register such ADSs on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit the Holder’s balance account with DTC for the number of ADSs to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below or (II) a Notice Failure occurs, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) ADSs relating to the applicable Exercise Failure (a “Buy-In”), then the Company shall, within five (5) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the ADSs so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such ADSs) or credit the Holder’s balance account with DTC for such ADSs shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such ADSs or credit the Holder’s balance account with DTC, as applicable, and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of ADSs, times (B) any trading price of the ADS selected by the Holder in writing as in effect at any time during the period beginning on the date of delivery of the applicable Exercise Notice and ending on the applicable Share Delivery Date. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing ADSs (or to electronically deliver such ADSs) upon the exercise of this Warrant as required pursuant to the terms hereof. Notwithstanding the forgoing, any payments made by the Company to the Holder pursuant to this Section 1(c) shall be made without withholding or deduction for any taxes (as defined in the Securities Purchase Agreement), unless required by law, in which case the Company will pay such additional amounts as will result, after such withholding or deduction, in the receipt by the Holder of the amounts that would otherwise have been receivable in respect thereof.

6 Insert the lower of the Closing Per Share Price and the Initial Per Share Price (each as defined in the Securities Purchase Agreement).

(iv) Cashless Exercise.

(a)Notwithstanding anything contained herein to the contrary, if at any time following the earlier of (x) [●]7 and (y) the Demand Effectiveness Deadline (as defined in the Registration Rights Agreement) of the Demand Registration Statement (as defined in the Registration Rights Agreement), if any, filed to register the Unavailable Warrant Shares for resale by the Holder, a Registration Statement covering the resale of the Unavailable Warrant Shares is not available for the resale of such Unavailable Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of ADSs determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A =	the total number of ADSs with respect to which this Warrant is then being exercised.

B =	as applicable: (i) the Weighted Average Price of the ADSs on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 1(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (x) the Weighted Average Price of the ADSs on the Trading Day immediately preceding the date of the applicable Exercise Notice or (y) the Bid Price of the ADSs on the principal trading market for the ADSs as reported by Bloomberg as of the time of the Holder’s execution of the applicable Exercise Notice if such Exercise Notice is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 1(a) hereof or (iii) the Weighted Average Price of the ADSs on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day.

C =	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(b) [INSERT IN SERIES B WARRANT: Notwithstanding the foregoing, if on any Trading Day after [•], 20218 the Weighted Average Price of the ADSs is less than the Exercise Price for five (5) consecutive Trading Days, the Holder shall have the right, at any time while the Weighted Average Price of the ADSs is less than the Exercise Price, at the Holder’s sole option and as elected by the Holder on the applicable Exercise Notice, to effect a Cashless Exercise hereunder, in whole or in part, but in lieu of receiving such aggregate number of Warrant Shares as described in the formula set forth in Section 1(d)(1), the Holder shall receive 1.0 ADS for each Warrant Share being exercised hereunder in such Cashless Exercise (each, an “Alternate Cashless Exercise”).] [INSERT IN SERIES A & C WARRANTS: Intentionally omitted].

7 Insert date that is six (6) months immediately following the Closing Date.

8 Insert date that is six (6) months immediately following the Closing Date.

(c) For purposes of Rule 144(d), the Company hereby acknowledges and agrees that the Warrant Shares issued in a Cashless Exercise [INSERT IN SERIES B WARRANT: or an Alternate Cashless Exercise] shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares for purposes of Rule 144(d), shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement. The Company agrees not to take any position contrary to this Section 1(d) as long as the rules and interpretations of the SEC in effect as of the Subscription Date remain unchanged in this respect.

(v) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

(vi) Beneficial Ownership Limitation on Exercises. Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of [4.99] [9.99]%9 (the “Maximum Percentage”) of the number of Ordinary Shares outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Ordinary Shares beneficially owned by the Holder and the other Attribution Parties shall include the number of Ordinary Shares held by the Holder and all other Attribution Parties plus the number of Ordinary Shares underlying the Warrant Shares issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of Ordinary Shares which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the [INSERT IN SERIES A WARRANT: Series B Warrants, Series C Warrants] [INSERT IN SERIES B WARRANT: Series A Warrants, Series C Warrants] [INSERT IN SERIES C WARRANT: Series A Warrants, Series B Warrants] and the Exchange Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f). For purposes of this Section 1(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). For purposes of this Warrant, in determining the number of outstanding Ordinary Shares the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding Ordinary Shares as reflected in (x) the Company’s most recent Annual Report on Form 20-F, Report of Foreign Private Issuer on Form 6-K or other public filing with the Securities and Exchange Commission (the “SEC”), as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent setting forth the number of Ordinary Shares outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding Ordinary Shares is less than the Reported Outstanding Share Number, the Company shall (i) promptly notify the Holder in writing of the number of Ordinary Shares then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of Warrant Shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Trading Days confirm in writing by electronic mail to the Holder the number of Ordinary Shares then outstanding. In any case, the number of outstanding Ordinary Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of Warrant Shares to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding Ordinary Shares (as determined under Section 13(d) of the 1934 Act), the number of Warrant Shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio and any portion of this Warrant so exercised shall be reinstated, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of SPA Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the Ordinary Shares underlying the Warrant Shares issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

9 Insert Maximum Percentage as indicated on the Buyer’s signature page attached to the Securities Purchase Agreement.

(vii)Insufficient Authorized Shares. If at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved Ordinary Shares to satisfy its obligation to reserve for issuance upon exercise of this Warrant at least a number of Ordinary Shares equal to: (i) until the Final Reset Date, the number of Warrant Shares issued and issuable pursuant to this Warrant assuming that the Maximum Eligibility Number equals [INSERT IN SERIES A & B WARRANTS: 400%] [INSERT IN SERIES C WARRANTS: 223.52%]10 of the Initial Purchased Shares issued to the initial Holder of this Warrant on the Closing Date outstanding without regard to any limitation on exercise set forth herein [INSERT IN SERIES A & B WARRANTS: and assuming that the Series C Warrant has been exercised in full by paying the Aggregate Exercise Price (as defined in the Series C Warrants) in cash (without giving effect to any limitation on exercise set forth therein)] and (ii) from and after the Final Reset Date, the maximum number of Ordinary Shares as shall from time to time be necessary to effect the exercise in full of all of this Warrant then outstanding without regard to any limitation on exercise set forth herein [INSERT IN SERIES A & B WARRANTS: and assuming that the Series C Warrant has been exercised in full by paying the Aggregate Exercise Price (as defined in the Series C Warrants) in cash (without giving effect to any limitation on exercise set forth therein)] (the foregoing clauses (i) and (ii), as applicable, the “Required Reserve Amount” and the failure to have such sufficient number of authorized and unreserved Ordinary Shares, an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized Ordinary Shares to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized Ordinary Shares. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized Ordinary Shares and to cause its board of directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of its issued and outstanding Ordinary Shares to approve the increase in the number of authorized Ordinary Shares, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. In the event that upon any exercise of this Warrant, the Company does not have sufficient authorized Ordinary Shares to deliver Warrant Shares in satisfaction of such exercise, then unless the Holder elects to void such attempted exercise, the Holder may require the Company to pay to the Holder within five (5) Trading Days of the applicable exercise, cash in an amount equal to the product of (i) the number of Warrant Shares that the Company is unable to deliver pursuant to this Section 1(g) and (ii) the highest Weighted Average Price of the ADSs during the period beginning on the date of such attempted exercise and the date that the Company makes the applicable cash payment.

10 NTD: Since $9,500,000 represents 55.88% of $17,000,000 and since the resets could yield up to four times that amount, the reservation for the Series C Warrant should be for 223.52% (calculated as four times 55.88%) of the Initial Purchased Shares issued at the Closing.

(viii)[INSERT IN SERIES C WARRANT: Issuance of Series A Warrants and Series B Warrants. Upon each exercise of this Warrant whereby the Holder pays the applicable Aggregate Exercise Price in cash, whether such exercise is pursuant to Section 1(a) or Section 1(i), the Company shall, on the applicable Share Delivery Date, along with delivering the Warrant Shares issuable to the Holder upon exercise of this Warrant, issue (i) a Series A Warrant and (ii) a Series B Warrant, each to purchase a number of ADSs equal to the number of Warrant Shares issuable to the Holder upon such exercise of this Warrant (without any regard to any limitation on exercise included therein).

(ix)Mandatory Exercise at the Company’s Election.

(a)If at any time from and after the Initial Effectiveness Deadline (as defined in the Registration Rights Agreement) no Equity Conditions Failure has occurred during the Equity Conditions Measuring Period, the Company shall have the right to require the Holder and all, but not less than all, holders of the other SPA Warrants, to exercise all or any portion of this Warrant and the other SPA Warrants, as designated in the applicable Mandatory Exercise Notice (as defined below), into fully paid, validly issued and nonassessable ADSs in accordance with Section 1(a) hereof at the Exercise Price on the Mandatory Exercise Date (as defined below) (a “Mandatory Exercise”) provided that if any Mandatory Exercise requires the exercise of less than all of this Warrant and the other SPA Warrants that then remain outstanding, such Mandatory Exercise shall be for a number of ADSs that would, in the aggregate, cause the Holder and the holders of the other SPA Warrants to pay in the aggregate an Aggregate Exercise Price in cash to the Company that is not less than $1,000,000. The Company may exercise its right to require exercise under this Section 1(i)(1) by delivering a written notice thereof by electronic mail and overnight courier to the Holder and all, but not less than all, of the holders of the other SPA Warrants and the Transfer Agent (a “Mandatory Exercise Notice” and the date the Holder and all the holders of the other SPA Warrants receive such notice is referred to as a “Mandatory Exercise Notice Date”). Each Mandatory Exercise Notice shall be irrevocable. Each Mandatory Exercise Notice shall (i) state (a) the Trading Day on which the applicable Mandatory Exercise shall occur, which shall be the tenth (10th) Trading Day immediately following the related Mandatory Exercise Notice Date (a “Mandatory Exercise Date”), (b) the aggregate number of SPA Warrants which the Company has elected to be subject to such Mandatory Exercise from the Holder and all of the holders of the other SPA Warrants pursuant to this Section 1(i)(1) (and analogous provisions under the other SPA Warrants) and (c) the number of ADSs to be issued to the Holder on such Mandatory Exercise Date and (ii) certify that there has been no Equity Conditions Failure on any day during the period beginning on the first day of the Equity Conditions Measuring Period prior to the applicable Mandatory Exercise Notice Date through the related Mandatory Exercise Notice Date. If the Company confirmed that there was no such Equity Conditions Failure as of the applicable Mandatory Exercise Notice Date but an Equity Conditions Failure occurs between such Mandatory Exercise Notice Date and the related Mandatory Exercise Date (a “Mandatory Exercise Interim Period”), the Company shall provide the Holder and each holder of the other SPA Warrants a subsequent notice to that effect. If there is an Equity Conditions Failure (which is not waived in writing by the Holder) during a Mandatory Exercise Interim Period, then the applicable Mandatory Exercise shall be null and void with respect to all or any part designated by the Holder of the unexercised portion of this Warrant subject to the applicable Mandatory Exercise and the Holder shall be entitled to all the rights of a holder of this Warrant with respect to such portion of this Warrant. Notwithstanding anything to the contrary in this Section 1(i)(1), until a Mandatory Exercise has occurred, the portion of this Warrant subject to such Mandatory Exercise may be exercised, in whole or in part (but subject to Section 1(f)), by the Holder into ADSs pursuant to Section 1(a). All exercises of this Warrant by the Holder after a Mandatory Exercise Notice Date and prior to the related Mandatory Exercise Date shall reduce the portion of this Warrant required to be exercised on the applicable Mandatory Exercise Date, unless the Holder otherwise indicates in the applicable Exercise Notice. If the Company elects to cause a Mandatory Exercise pursuant to Section 1(i)(1), then it must simultaneously take the same action in the same proportion with respect to all of the other SPA Warrants.

(b)Notwithstanding the foregoing, if (i) the Company has elected to effect a Mandatory Exercise pursuant to Section 1(i)(1), (ii) the Company is permitted pursuant to Section 1(i)(1) to effect a Mandatory Exercise if not for the Equity Condition set forth in clause (iv) of such definition, (iii) such Mandatory Exercise would violate the Equity Condition set forth in clause (iv) of such definition, and prior to the applicable Mandatory Exercise Date the Holder has delivered to the Company a written notice (A) stating that such Mandatory Exercise would result in a violation of Section 1(f) and (B) specifying the portion of the Warrant with respect to which such Mandatory Exercise would result in a violation of Section 1(f) if such Mandatory Exercise were effected in full (such amount so specified is referred to herein as a “Designated Blocker Amount”), the Holder shall pay the Aggregate Exercise Price with respect to the portion of this Warrant that is subject to the applicable Mandatory Exercise (including the Aggregate Exercise Price with respect to the Designated Blocker Amount) and the Company shall hold the ADSs issuable to the Holder pursuant to such Mandatory Exercise of the Designated Blocker Amount in abeyance for the Holder until such time or times as its right thereto would not result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall give notice thereof to the Company and pay the Aggregate Exercise Price with respect to such portion of this Warrant that was subject to the applicable Mandatory Exercise and that would no longer result in a violation of the Equity Condition set forth in clause (iv) of such definition and the Holder shall be promptly, but in any event within two (2) Trading Days of such notice, delivered such ADSs to the extent as if there had been no such limitation. In the event the Company fails to timely deliver the Warrant Shares on the applicable Mandatory Exercise Date, the Holder shall be entitled to all the remedies set forth in Section 1(c) as if the Holder had delivered an Exercise Notice to the Company and the Company failed to deliver the applicable Warrant Shares on the related Share Delivery Date. For the avoidance of doubt, from and after the applicable Mandatory Exercise Date, no adjustment to the number of Warrant Shares pursuant to Section 2(d) shall apply to any portion of this Warrant subject to the related Mandatory Exercise.]

2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) [INSERT IN SERIES C WARRANT: Intentionally omitted.] [INSERT IN SERIES A & B WARRANTS: Adjustment Upon Issuance of Ordinary Shares. If and whenever on or after the Subscription Date, except for the issuance or deemed issuance of Excluded Securities, the Company publicly announces, issues or sells, enters into a definitive, binding agreement pursuant to which the Company is required to issue or sell or, in accordance with this Section 2(a), is deemed to have issued or sold, any Ordinary Shares (including the issuance or sale of Ordinary Shares owned or held by or for the account of the Company, but excluding, for the avoidance of doubt, Ordinary Shares deemed to have been issued or sold by the Company in connection with any Excluded Securities) for a consideration per Ordinary Share (the “New Issuance Price”) less than a price (the “Applicable Price”) equal to the quotient obtained by dividing (x) the Exercise Price in effect immediately prior to such public announcement, issue or sale or deemed issuance or sale or entry into such a definitive, binding agreement, by (y) the ratio of Ordinary Shares per ADS (which ratio shall, initially, be equal to one hundred (100)) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the product obtained by multiplying (x) the New Issuance Price, by (y) the ratio of Ordinary Shares per ADS (which ratio shall, initially, be equal to one hundred (100)). For purposes of determining the adjusted Exercise Price under this Section 2(a), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants or sells or enters into a definitive, binding agreement pursuant to which the Company is required to grant or sell, or the Company publicly announces the issuance or sale of, any Options and the lowest price per Ordinary Share for which one Ordinary Share is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such Ordinary Share shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per Ordinary Share. For purposes of this Section 2(a)(i), the “lowest price per Ordinary Share for which one Ordinary Share is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Ordinary Share upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option less any consideration paid or payable by the Company with respect to such one Ordinary Share upon the granting or sale of such Option, upon exercise of such Option and upon conversion exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Ordinary Shares or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Ordinary Share upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells, or enters into a definitive, binding agreement pursuant to which the Company is required to grant or sell or the Company publicly announces the issuance or sale of, any Convertible Securities and the lowest price per Ordinary Share for which one Ordinary Share is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such Ordinary Share shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per Ordinary Share. For the purposes of this Section 2(a)(ii), the “lowest price per Ordinary Share for which one Ordinary Share is issuable upon the conversion, exercise or exchange thereof” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Ordinary Share upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security less any consideration paid or payable by the Company with respect to such one Ordinary Share upon the issuance or sale of such Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Ordinary Shares upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Ordinary Shares increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price, which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Ordinary Shares deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(iv) Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as reasonably determined by the Holder, the “Primary Security”, and such Option and/or Convertible Security and/or Adjustment Right, the “Secondary Securities”), together comprising one integrated transaction, (or one or more transactions if such issuances or sales or deemed issuances or sales of securities of the Company either (A) have at least one investor or purchaser in common, (B) are consummated in reasonable proximity to each other and/or (C) are consummated under the same plan of financing) the aggregate consideration per Ordinary Share with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per Ordinary Share for which one Ordinary Share was issued (or was deemed to be issued pursuant to Section 2(a)(i) or Section 2(a)(ii), as applicable) in such integrated transaction solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (I) the Black Scholes Consideration Value of each such Option, if any, (II) the fair market value (as determined by the Holder in good faith) or the Black Scholes Consideration Value, as applicable, of such Adjustment Right, if any, and (III) the fair market value (as determined by the Holder) of such Convertible Security, if any, in each case, as determined on a per Ordinary Share basis in accordance with this Section 2(a)(iv). If any Ordinary Shares, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Ordinary Shares, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the net amount of consideration received by the Company therefor. If any Ordinary Shares, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company (for the purpose of determining the consideration paid for such Ordinary Shares, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the Weighted Average Prices of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any Ordinary Shares, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such Ordinary Shares, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Ordinary Shares, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if a calculation pursuant to this Section 2(a)(iv) would result in an Exercise Price that is lower than the par value of the Ordinary Shares, then the Exercise Price shall be deemed to equal the par value of the Ordinary Shares.

(v) Record Date. If the Company takes a record of the holders of Ordinary Shares or ADSs for the purpose of entitling them (A) to receive a dividend or other distribution payable in ADSs, Ordinary Shares, Options or in Convertible Securities or (B) to subscribe for or purchase ADSs, Ordinary Shares, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the ADSs or Ordinary Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(vi) No Readjustments. For the avoidance of doubt, in the event the Exercise Price has been adjusted pursuant to this Section 2(a) and the Dilutive Issuance that triggered such adjustment does not occur, is not consummated, is unwound or is cancelled after the facts for any reason whatsoever, in no event shall the Exercise Price be readjusted to the Exercise Price that would have been in effect if such Dilutive Issuance had not occurred or been consummated.]

(b) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant, with the prior written consent of the Holder, (i) reduce the then current Exercise Price and/or (ii) increase the then current number of Warrant Shares, in each case, to any amount or number and for any period of time deemed appropriate by the Board of Directors of the Company.

(c) Adjustment Upon Subdivision or Combination of Ordinary Shares or ADSs. If the Company at any time on or after the Closing Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Ordinary Shares or ADSs into a greater number of Ordinary Shares or ADSs, as applicable, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Closing Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding Ordinary Shares or ADSs into a smaller number of Ordinary Shares or ADSs, as applicable, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(d) Change in ADS Ratio. If after the Issuance Date the ratio of ADSs to Ordinary Shares is increased or reduced, then the number of Warrant Shares to be delivered upon exercise of this Warrant will be reduced or increased (respectively) in inverse proportion to the change in the such ratio and the Exercise Price per Warrant will be increased or reduced (respectively) in proportion to the change in Ordinary Shares per ADS, so that the total number or Warrant Shares underlying the this Warrant and the aggregate Exercise Price for this Warrant remain unchanged.

(e) Change from ADSs to Ordinary Shares. If after the Issuance Date all outstanding ADSs are exchanged for Ordinary Shares and this Warrant then becomes exercisable for Ordinary Shares, then (i) the number of Ordinary Shares to be delivered upon exercise of this Warrant will equal the number of Ordinary Shares underlying the Warrant Shares issuable upon exercise of this Warrant immediately prior to such change (without regard to any limitation on exercise set forth herein), (ii) the Exercise Price any other prices referenced herein shall be proportionately adjusted to reflect the price per Ordinary Share rather than the price per ADS and (ii) all references to ADSs adjusted to appropriately reference Ordinary Shares. Following such adjustments, the total number or Warrant Shares underlying the this Warrant and the aggregate Exercise Price for this Warrant remain unchanged.

(f) Resets. On each Reset Date (i) the Exercise Price shall be adjusted (downward only) to equal the Reset Price related to such Reset Date and (ii) the Maximum Eligibility Number shall be increased (but not decreased) by the applicable Reset Share Amount.

(g) [INSERT IN SERIES A & B WARRANTS: Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares, as mutually determined by the Company’s Board of Directors and the Required Holders, so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(g) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.]

3. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to any or all holders of Ordinary Shares or ADSs, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, Options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the Closing Date, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein as if the Holder had held the number of Ordinary Shares underlying the Warrant Shares acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Ordinary Shares or ADSs, as applicable, are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such Ordinary Shares as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS; CHANGE OF CONTROL.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time following the Closing Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Ordinary Shares or ADSs (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Ordinary Shares underlying the Warrant Shares acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Ordinary Shares or ADSs, as applicable, are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such Ordinary Shares as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

(b) Fundamental Transactions. The Company shall not enter into, allow or be a party to a Fundamental Transaction until the Final Reset Date. If, at any time after the Final Reset Date until this Warrant ceases to be outstanding, a Fundamental Transaction occurs or is consummated, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 1(f) on the exercise of this Warrant), the number of shares of capital stock of the successor or acquiring corporation or of ADSs of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of ADSs for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 1(f) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one ADS in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of ADSs are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any Successor Entity to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its Parent Entity) equivalent to the ADSs acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the ADSs pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Required Holders. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company in this Warrant.

(c) Notwithstanding the foregoing, in the event of a Change of Control, at the request of the Holder delivered before the ninetieth (90th) day after the occurrence or consummation of such Change of Control, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Business Days after such request (or, if later, on the effective date of the Change of Control), cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the effective date of such Change of Control; provided, however, that, if such Change of Control is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity, the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of ADSs of the Company in connection with such Change of Control, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of ADSs are given the choice to receive from among alternative forms of consideration in connection with such Change of Control; provided, further, that if holders of ADSs of the Company are not offered or paid any consideration in such Change of Control, such holders of ADSs will be deemed to have received common stock of the Successor Entity (which Successor Entity may be the Company following such Change of Control) in such Change of Control. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five (5) Business Days of the Holder’s election and (ii) the date of consummation of the applicable Change of Control.

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all of the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any Ordinary Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Ordinary Shares underlying the Warrant Shares issuable upon the exercise of this Warrant, and (iii) shall, so long as any of the SPA Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Ordinary Shares, solely for the purpose of effecting the exercise of the SPA Warrants, the Required Reserve Amount of Ordinary Shares.

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no SPA Warrants for fractional Warrant Shares shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of ADSs underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 10(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) Business Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Ordinary Shares or ADSs, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of Ordinary Shares or ADSs or (C) for determining rights to vote with respect to any Fundamental Transaction, Change of Control, dissolution or liquidation; provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder. It is expressly understood and agreed that the time of exercise specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders. Any change, amendment or waiver pursuant to the immediately preceding sentence shall be binding on the Holder of this Warrant and all holders of the SPA Warrants. Notwithstanding the foregoing, after the Final Reset Date, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company has obtained the written consent of the Holder.

10. GOVERNING LAW; JURISDICTION; JURY TRIAL. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth in Section 10(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and all of the Buyers and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

2. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall cause the Transfer Agent to issue to the Holder the number of Warrant Shares that is not disputed and the Company shall submit the disputed determinations or arithmetic calculations via electronic mail within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Business Day submit via electronic mail (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed or (b) the disputed arithmetic calculation of the Warrant Shares to an independent, outside accountant, selected by the Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

12. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

13. TRANSFER. This Warrant and the Warrant Shares may be offered for sale, sold, transferred, pledged or assigned without the consent of the Company, except as may otherwise be required by Section 2(f) of the Securities Purchase Agreement.

14. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the Company and the Holder as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the Company or the Holder or the practical realization of the benefits that would otherwise be conferred upon the Company and the Holder. The Company and the Holder will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

15. DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

16. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Warrant is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Warrant or to enforce the provisions of this Warrant or (b) there occurs any bankruptcy, reorganization, receivership of the company or other proceedings affecting company creditors’ rights and involving a claim under this Warrant, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

17. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended.

(b) “Additional Vested Purchased Shares” means the Exchange Shares issued in exchange for the Additional Purchased Shares (as defined in the Securities Purchase Agreement) delivered or deliverable to the initial Holder of this Warrant pursuant to the Securities Purchase Agreement without giving effect to any limitation on delivery to the Holder pursuant to Section 1(c)(v) of the Securities Purchase Agreement.

(c) “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 2(a)(i) or Section 2(a)(ii)) of Ordinary Shares (other than rights of the type described in Section 3 and 4 hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(d) “ADS” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(e) “Affiliate” shall have the meaning ascribed to such term in Rule 405 promulgated under the 1933 Act or any successor rule.

(f) “American Depositary Shares” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(g) “Approved Stock Plan” means any employee benefit or incentive plan which has been approved by the Board of Directors of the Company prior to or subsequent to the Issuance Date, pursuant to which the Company’s securities may be issued to any employee, officer, consultant or director for services provided to the Company.

(h) “Attribution Parties” means, collectively, the following Persons: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Person whose beneficial ownership of the Ordinary Shares would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(i) “Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the ADSs are then listed or quoted on an Eligible Market, the bid price of the ADSs for the time in question (or the nearest preceding date) on the Eligible Market on which the ADSs are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the ADSs are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the ADSs are then reported in the Pink Open Market (f/k/a OTC Pink) published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per ADS so reported, or (c) in all other cases, the fair market value of an ADS as determined by an independent appraiser selected in good faith by the Required Holders and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(j) “Black Scholes Consideration Value” means the value of the applicable Option or Adjustment Right (as the case may be) calculated using the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the date of issuance and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option or Adjustment Right (as the case may be) as of the date of issuance of such Option or Adjustment Right (as the case may be), (ii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the issuance of such Option or Adjustment Right (as the case may be), or, if the issuance of such Option or Adjustment Right (as the case may be) is not publicly announced, the date of issuance of such Option or Adjustment Right (as the case may be), (iii) the underlying price per ADS used in such calculation shall be the highest Weighted Average Price of the ADSs during the period beginning on the Trading Day prior to the execution of definitive documentation relating to the issuance of such Option or Adjustment Right (as the case may be) and ending on (A) the Trading Day immediately following the public announcement of the execution of definitive documents with respect to the issuance of such Option or Adjustment Right (as the case may be), or, (B) if the execution of definitive documents with respect to the issuance of such Option or Adjustment Right (as the case may be) is not publicly announced, the date of such issuance, (iv) a remaining option time equal to the time between the date of the public announcement of the execution of definitive documents with respect to the issuance of such Option or Adjustment Right (as the case may be) or, if the execution of definitive documents with respect to the issuance of such Option or Adjustment Right (as the case may be) is not publicly announced, the date of such issuance, (v) a zero cost of borrow and (vi) a 365 day annualization factor.

(k) “Black Scholes Value” means the value of this Warrant calculated using the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the public announcement of the applicable contemplated Change of Control, or, if such contemplated Change of Control is not publicly announced, the date such Change of Control has occurred or is consummated, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request, (ii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable contemplated Change of Control, or, if such contemplated Change of Control is not publicly announced, the date such Change of Control has occurred or is consummated, (iii) the underlying price per ADS used in such calculation shall be the greater of (x) the highest Weighted Average Price of the ADSs during the period beginning on the Trading Day prior to the execution of definitive documentation relating to the applicable Change of Control and ending on (A) the Trading Day immediately following the public announcement of such contemplated Change of Control, if the applicable contemplated Change of Control is publicly announced or (B) the Trading Day immediately following the consummation of the applicable Change of Control if the applicable contemplated Change of Control is not publicly announced and (y) the sum of the price per ADS being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Change of Control, (iv) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Change of Control or, if such applicable contemplated Change of Control is not publicly announced, the date such Change of Control has occurred or is consummated, (v) a zero cost of borrow and (vi) a 365 day annualization factor.

(l) “Bloomberg” means Bloomberg Financial Markets.

(m) “Bridge Securities Purchase Agreement” means that certain Securities Purchase Agreement dated as of March 24, 2021 by and between Quoin Pharmaceuticals, Inc. and the investors listed on the signature page attached thereto.

(n) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York, New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York, New York generally are open for use by customers on such day.

(o) “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Ordinary Shares in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respect, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company. Notwithstanding anything herein to the contrary, any transaction or series of transaction that, directly or indirectly, results in the Company or the Successor Entity not having ADSs, Ordinary Shares or common stock, as applicable, registered under the 1934 Act and listed on an Eligible Market shall be deemed a Change of Control.

(p) “Closing Date” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(q) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Ordinary Shares or ADSs.

(r) “Eligible Market” means the Principal Market, the NYSE American, The Nasdaq Capital Market, The Nasdaq Global Market or The New York Stock Exchange.

(s) [INSERT IN SERIES C WARRANT: “Equity Conditions” means each of the following conditions: (i) on each day during the Equity Conditions Measuring Period, all Warrant Shares and all Ordinary Shares underlying the Warrant Shares issuable upon exercise of the portion of this Warrant that is subject to the Mandatory Exercise requiring the satisfaction of the Equity Conditions shall be subject to one or more Registration Statements that are effective and available for the resale of all such Warrant Shares and such Ordinary Shares, in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) and there shall be no need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period, the ADSs are designated for quotation on the Principal Market or any other Eligible Market and shall not have been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market been threatened, commenced or pending either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market; (iii) on each day during the Equity Conditions Measuring Period, the Company shall have delivered the Warrant Shares pursuant to the terms of this Warrant, the other SPA Warrants, the Series A Warrants, the Series B Warrants and the Exchange Warrants to the Holder on a timely basis as set forth in Section 1(a) hereof (and analogous provisions under the other SPA Warrants, the Series A Warrants, the Series B Warrants and the Exchange Warrants); (iv) all Ordinary Shares underlying the Warrant Shares issuable upon exercise of the portion of this Warrant that is subject to the Mandatory Exercise on the Mandatory Exercise Date requiring the satisfaction of the Equity Conditions may be issued in full without violating Section 1(f) hereof (and analogous provisions under the other SPA Warrants); (v) all Warrant Shares and all Ordinary Shares underlying the Warrant Shares issuable upon exercise of the portion of this Warrant that is subject to the Mandatory Exercise on the Mandatory Exercise Date requiring the satisfaction of the Equity Conditions may be issued in full without violating the rules or regulations of the Principal Market or any other applicable Eligible Market; (vi) the Company shall have no knowledge of any fact that would reasonably be expected to cause the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of the Warrant Shares and the Ordinary Shares underlying the Warrant Shares issuable upon exercise of the portion of this Warrant that is subject to the Mandatory Exercise requiring the satisfaction of the Equity Conditions; (vii) on each day during the Equity Conditions Measuring Period, the Company shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any Transaction Document; (viii) on each day during Equity Conditions Measuring Period, the Holder shall not be in possession of any material, nonpublic information received from the Company, any Subsidiary or its respective agent or Affiliates; (ix) the Warrant Shares and the Ordinary Shares underlying the Warrant Shares issuable upon exercise of the portion of this Warrant that is subject to the Mandatory Exercise requiring the satisfaction of the Equity Conditions are duly reserved and authorized and such Warrant Shares are listed and eligible for trading without restriction on an Eligible Market; and (x) on each Trading Day during the Equity Conditions Measuring Period, the daily dollar trading volume of the ADSs on the Principal Market as reported by Bloomberg shall be at least $250,000.] [INSERT IN SERIES A & B WARRANTS: Intentionally omitted.]

(a) [INSERT IN SERIES C WARRANT: “Equity Conditions Failure” means that as of the applicable date of determination, the Equity Conditions have not each been satisfied (or waived in writing by the Holder; provided that the Equity Conditions set forth in clause (iv) and clause (v) of the definition of “Equity Conditions” shall not be waivable by the Holder).] [INSERT IN SERIES A& B WARRANTS: Intentionally omitted.]

(t) [INSERT IN SERIES C WARRANT: “Equity Conditions Measuring Period” means the period beginning fifteen (15) Trading Days prior to the Mandatory Exercise Notice Date through and including the Mandatory Exercise Date.] [INSERT IN SERIES A & B WARRANTS: Intentionally omitted.]

(u) “Exchange Shares” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(v) “Exchange Warrants” shall mean the Warrants to purchase shares of common stock, par value $0.01 per share, of Quoin Pharmaceuticals, Inc. issued pursuant to the Bridge Securities Purchase Agreement, which upon consummation of the transactions contemplated by the Merger Agreement will be exchanged for identical Warrants issued by the Company to purchase ADSs (with references to shares of such common stock appropriately adjusted to reference ADSs and with share amounts and share prices adjusted to reflect the Exchange Ratio (as defined in the Merger Agreement)), which form is attached as Exhibit F to the Securities Purchase Agreement.

(w) “Excluded Securities” means any Ordinary Shares issued or issuable or deemed to be issued in accordance with Section 2(a)(i) or Section 2(a)(ii) by the Company: (i) under any Approved Stock Plan; provided, however, that no more than three percent (3.0%) of the number of Ordinary Shares (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring relating to the Ordinary Shares after the Warrant Closing Date (as defined in the Securities Purchase Agreement)) issued and outstanding as of the Warrant Closing Date are issued or issuable to consultants pursuant to an Approved Stock Plan hereunder as Excluded Securities, (ii) upon exercise of any SPA Warrants, [INSERT IN SERIES A WARRANT: any Series B Warrants, any Series C Warrants] [INSERT IN SERIES B WARRANT: any Series A Warrants, any Series C Warrants] [INSERT IN SERIES C WARRANT: any Series A Warrants, any Series B Warrants] and any Exchange Warrants; provided, that the terms of such SPA Warrants, [INSERT IN SERIES A WARRANT: Series B Warrants, Series C Warrants] [INSERT IN SERIES B WARRANT: Series A Warrants, Series C Warrants] [INSERT IN SERIES C WARRANT: Series A Warrants, Series B Warrants] and Exchange Warrants are not amended, modified or changed on or after the Subscription Date, (iii) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date; provided, that such issuance of Ordinary Shares upon exercise of such Options or Convertible Securities is made pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding the Subscription Date and such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date, (iv) pursuant to the Merger Agreement or the Form F-4 (as defined in the Securities Purchase Agreement) or (v) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its Subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall be entered into for bona fide reasons other than capital raising and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities for the purpose of raising capital or to an entity whose primary business is investing in securities.

(x) “Expiration Date” means [INSERT IN SERIES A WARRANT: the date sixty (60) months after the Closing Date] [INSERT IN SERIES B & C WARRANTS: the date twenty-four (24) months after the Registration Date] or, if such date falls on a Holiday, the next day that is not a Holiday.

(y) “Final Reset Date” means the one hundred thirty-fifth (135th) day following the Closing Date or, if such date falls on a Holiday, the next day that is not a Holiday.

(z) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Ordinary Shares be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding Ordinary Shares, (y) 50% of the outstanding Ordinary Shares calculated as if any Ordinary Shares held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of Ordinary Shares such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding Ordinary Shares, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding Ordinary Shares, (y) at least 50% of the outstanding Ordinary Shares calculated as if any Ordinary Shares held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of Ordinary Shares such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding Ordinary Shares, or (v) reorganize, recapitalize or reclassify its Ordinary Shares, (B) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding Ordinary Shares, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares not held by all such Subject Entities as of the Subscription Date calculated as if any Ordinary Shares held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their Ordinary Shares without approval of the stockholders of the Company or (C) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction. For the avoidance of doubt, in no event shall the Merger (as defined in the Merger Agreement) completed on or before the Issuance Date be deemed to be a “Fundamental Transaction.”

(aa) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(bb) “Holiday” means a day other than a Business Day or on which trading does not take place on the Principal Market.

(cc) “Initial Purchased Shares” means the Exchange Shares issued in exchange for the Initial Purchased Shares (as defined in the Securities Purchase Agreement) purchased by the initial Holder of this Warrant.

(dd) “Interim Reset Date” means each of the forty-fifth (45th) day and the ninetieth (90th) day, in each case, immediately following the Closing Date or, if any such date falls on a Holiday, the next day that is not a Holiday.

(ee) “Lead Investor” means Altium Growth Fund, LP.

(ff) “Maximum Eligibility Number” means, initially, the Initial Maximum Eligibility Number, and such number shall be increased (but not decreased) on each Reset Date by the applicable Reset Share Amount.

(gg) “Merger Agreement” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(hh) “Options” means any rights, warrants or options to subscribe for or purchase (i) Ordinary Shares or ADSs or (ii) Convertible Securities.

(ii) “Ordinary Shares” means (i) the Company’s ordinary shares, no par value per share, including, without limitation, the Company’s ordinary shares, no par value per share, underlying ADSs and (ii) any share capital into which such Ordinary Shares shall be changed or any share capital resulting from a reclassification, reorganization or recapitalization of such Ordinary Shares.

(jj) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose common capital or equivalent equity security is quoted or listed on an Eligible Market (or, if so elected by the Holder, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or such entity designated by the Required Holders or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction or Change of Control, as applicable.

(kk) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(ll) “Principal Market” means The Nasdaq Global Select Market or, if The Nasdaq Global Select Market is not, as of the applicable date of determination, the primary Eligible market with respect to the ADSs, then such primary Eligible Market.

(mm) [INSERT IN SERIES B & C WARRANTS: “Registrable Securities” shall have the meaning ascribed to such term in the Registration Rights Agreement.] [INSERT IN SERIES A WARRANT: Intentionally omitted.]

(nn) [INSERT IN SERIES B & C WARRANTS: “Registration Date” means the first date all Registrable Securities (without regard to any Cutback Shares (as defined in the Registration Rights Agreement)) are registered by the Company for resale by the Holder pursuant to one or more effective Registration Statement(s).] [INSERT IN SERIES A WARRANT: Intentionally omitted.]

(oo) “Registration Rights Agreement” means that certain Registration Rights Agreement dated as of the Subscription Date by and among the Company and the Buyers.

(pp) “Registration Statement” shall have the meaning ascribed to such term in the Registration Rights Agreement.

(qq) “Required Holders” means the holders of the SPA Warrants representing at least a majority of the Ordinary Shares underlying the Warrant Shares issuable upon exercise of the SPA Warrants then outstanding (without regard to any limitation on exercise set forth therein) and shall include the Lead Investor so long as the Lead Investor or any of its Affiliates holds any SPA Warrants.

(rr) “Reset Date” means each Interim Reset Date and the Final Reset Date.

(ss) “Reset Price” means 85% of the arithmetic average of the three (3) lowest Weighted Average Prices of the ADSs during the ten (10) Trading Day period immediately preceding the applicable Reset Date (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events relating to the Ordinary Shares and/or the ADSs during such period) (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events relating to the Ordinary Shares and/or the ADSs occurring after the applicable Reset Date).

(tt) “Reset Share Amount” means the number of Additional Vested Purchased Shares (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events related to the Ordinary Shares and/or the ADSs occurring after the applicable date the Additional Vested Purchased Shares are delivered) delivered or deliverable to the initial Holder of this Warrant pursuant to the Securities Purchase Agreement on the applicable Reset Date.

(uu) “Rule 144” means Rule 144 promulgated under the 1933 Act or any successor rule.

(vv) [INSERT IN SERIES B & C WARRANTS: “Series A Warrants” shall have the meaning ascribed to such term in the Securities Purchase Agreement.] [INSERT IN SERIES A WARRANT: Intentionally omitted.]

(ww) [INSERT IN SERIES A & C WARRANTS: “Series B Warrants” shall have the meaning ascribed to such term in the Securities Purchase Agreement, including pursuant to Section 1(g) thereof.] [INSERT IN SERIES B WARRANT: Intentionally omitted.]

(xx) [INSERT IN SERIES A & B WARRANTS: “Series C Warrants” shall have the meaning ascribed to such term in the Securities Purchase Agreement, including pursuant to Section 1(g) thereof.] [INSERT IN SERIES C WARRANT: Intentionally omitted.]

(yy) “Share Delivery Date” means the earlier of (i) the second (2nd) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case, following the date on which the Holder delivers the applicable Exercise Notice to the Company, so long as the Holder delivers the applicable Aggregate Exercise Price (or notice of a Cashless Exercise [INSERT IN SERIES B WARRANT: or Alternate Cashless Exercise]) on or prior to the earlier of (i) the second (2nd) Trading Day following the date on which the Holder has delivered the applicable Exercise Notice to the Company and (ii) the number of Trading Days comprising the Standard Settlement Period following the date on which the Holder has delivered the applicable Exercise Notice to the Company (provided that if the applicable Aggregate Exercise Price (or applicable notice of a Cashless Exercise [INSERT IN SERIES B WARRANT: or Alternate Cashless Exercise]) has not been delivered to the Company by such date, the applicable Share Delivery Date shall be one (1) Trading Day after the Holder has delivered the applicable Aggregate Exercise Price (or applicable notice of a Cashless Exercise [INSERT IN SERIES B WARRANT: or Alternate Cashless Exercise]) to the Company.

(zz) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Principal Market with respect to the ADSs as in effect on the date of delivery of the applicable Exercise Notice.

(aaa) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(i)”Subsidiary” means any entity in which the Company, directly or indirectly, owns any of the capital stock or holds an equity or similar interest.

(bbb) “Successor Entity” means one or more Person or Persons (or, if so elected by the Holder, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or Change of Control, as applicable, or one or more Person or Persons (or, if so elected by the Holder, the Company or the Parent Entity) with which such Fundamental Transaction or Change of Control, as applicable, shall have been entered into.

(ccc) “taxes” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(ddd) “Trading Day” means any day on which the ADSs are traded on the Principal Market.

(eee) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or Pink Open Market (f/k/a OTC Pink) published by the OTC Markets Group, Inc. (or similar organization or agency succeeding to its functions of reporting prices). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction relating to the Ordinary Shares and/or the ADSs, as applicable, during the applicable calculation period.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase American Depositary Shares to be duly executed as of the Issuance Date set out above.

[QUOIN PHARMACEUTICALS, LTD.]

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE AMERICAN DEPOSITARY SHARES

[QUOIN PHARMACEUTICALS, LTD.]

The undersigned holder hereby exercises the right to purchase _________________ American Depositary Shares (“Warrant Shares”) of [Quoin Pharmaceuticals, Ltd.], an Israeli company formerly known as Cellect Biotechnology Ltd. (the “Company”), evidenced by the attached Warrant to Purchase American Depositary Shares (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________ a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________ a “Cashless Exercise” with respect to _______________ Warrant Shares, resulting in a delivery obligation of the Company to the Holder of __________ ADSs representing the applicable Net Number.

[INSERT IN SERIES B WARRANT:

____________ an “Alternative Cashless Exercise” with respect to _______________ Warrant Shares, resulting in a delivery obligation of the Company to the Holder of __________ ADSs.]

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

4. Please issue the ADSs into which the Warrant is being exercised to the Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

Address: _________________________________________

Telephone Number: ________________________________

Email Address: ________________________________

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number: _________________________________________

Account Number: ________________________________

Authorization:

By:
Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer): ______

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [Computershare] to issue the above indicated number of ADSs in accordance with the Transfer Agent Instructions dated [●] from the Company and acknowledged and agreed to by [Computershare].

[QUOIN PHARMACEUTICALS, LTD.]

By:
Name:
Title:

EXHIBIT C

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 24, 2021, by and among Cellect Biotechnology Ltd., an Israeli company, with headquarters located at 23 Hata’as Street, Kfar Saba, Israel 44425 to be renamed “Quoin Pharmaceuticals, Ltd.” or a similar name pursuant to the Merger Agreement (as defined below) (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (each, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A. In connection with (i) the Securities Purchase Agreement (the “Securities Purchase Agreement”) by and among Quoin Pharmaceuticals, Inc., a Delaware corporation (“PrivateCo”), the Company and the Buyers of even date herewith, upon the terms and subject to the conditions of the Securities Purchase Agreement, (x) PrivateCo has agreed to issue to each Buyer shares of common stock, par value $0.01 per share, of PrivateCo (the “PrivateCo Common Stock”) and (y) the Company has agreed to issue Series A Warrants, Series B Warrants and Series C Warrants (each as defined below and collectively, the “Primary Financing Warrants”) which each will be exercisable to purchase American Depositary Shares (“ADSs”), each representing one hundred (100) of the Company’s ordinary shares, no par value per share (the “Ordinary Shares”) (as exercised, collectively, the “Primary Financing Warrant Shares”) in accordance with the terms of the Primary Financing Warrants and (ii) the Securities Purchase Agreement (the “Bridge Securities Purchase Agreement”) by and among PrivateCo and the Buyers of even date herewith, PrivateCo issued to each Buyer warrants, which are exercisable to purchase PrivateCo Common Stock, which upon consummation of the transactions contemplated by the Merger Agreement (as defined below) will be exchanged for identical (with references to shares of PrivateCo Common Stock appropriately adjusted to reference ADSs and with share amounts and share prices adjusted to reflect the Exchange Ratio (as defined in the Merger Agreement)) Company warrants, which form is attached as Exhibit F to the Securities Purchase Agreement, (the “Exchange Warrants” and together with the Primary Financing Warrants, the “Warrants”) that will be exercisable to purchase ADSs (as exercised, collectively, the “Exchange Warrant Shares” and together with the Primary Financing Warrant Shares, the “Warrant Shares”) in accordance with the terms of the Exchange Warrants.

B. In accordance with the terms of the Securities Purchase Agreement, provided that the transactions contemplated by that certain Agreement and Plan of Merger among the Company, CellMSC, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and PrivateCo, dated as of 24, 2021 (the “Merger Agreement”) are consummated, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

3.Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

a.“Additional Effective Date” means the date an Additional Registration Statement is declared effective by the SEC.

b.“Additional Effectiveness Deadline” means the date which is the earlier of (i) in the event that the applicable Additional Registration Statement (x) is not subject to a full review by the SEC, the date which is thirty (30) days after the earlier of the applicable Additional Filing Date and the Additional Filing Deadline or (y) is subject to review by the SEC, the date which is sixty (60) days after the earlier of the applicable Additional Filing Date and the Additional Filing Deadline and (ii) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Additional Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Additional Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

c.“Additional Filing Date” means the date on which an Additional Registration Statement is filed with the SEC.

d.“Additional Filing Deadline” means if Cutback Shares are required to be included in any Additional Registration Statement, the later of (i) the date sixty (60) days after the date substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold and (ii) the date six (6) months from the Demand Effective Date or the most recent Additional Effective Date, as applicable.

e.“Additional Registrable Securities” means, (i) any Cutback Shares not previously included on a Registration Statement, and (ii) any capital stock of the Company issued or issuable with respect to the Primary Financing Warrants, the Exchange Warrants, the Primary Financing Warrant Shares, the Exchange Warrant Shares or the Cutback Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercise of the Warrants and as long as the ADSs remain listed on a national recognized securities market, Ordinary Shares in the form of ADSs, and that while any offers and sales made under a Registration Statement contemplated by this Agreement will be of ADSs, the securities to be registered by any such Registration Statement under the 1933 Act are Ordinary Shares, and the ADSs are registered under a separate Form F-6.

f.“Additional Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of any Additional Registrable Securities.

g.“Additional Required Registration Amount” means any Cutback Shares not previously included on a Registration Statement, all subject to adjustment as provided in Section 2(f), without regard to any limitations on the exercise of the Warrants.

h.“Aggregate Exercise Price” shall have the meaning set forth in the Series C Warrants.

i.“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York, New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York, New York generally are open for use by customers on such day.

j.“Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

k.“Cutback Shares” means any of the Demand Required Registration Amount and/or the Additional Required Registration Amount of Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of ADSs permitted to be registered by the staff of the SEC pursuant to Rule 415. For the purpose of determining the Cutback Shares, in order to determine any applicable Required Registration Amount, unless an Investor gives written notice to the Company to the contrary with respect to the allocation of its Cutback Shares, first the Exchange Warrant Shares shall be excluded on a pro rata basis among the Investors until all of the Exchange Warrant Shares have been excluded, second the Series A Warrant Shares shall be excluded on a pro rata basis among the Investors until all of the Series A Warrant Shares have been excluded, third the Series B Warrant Shares shall be excluded on a pro rata basis among the Investors until all of the Series B Warrant Shares have been excluded and fourth the Series C Warrant Shares shall be excluded on a pro rata basis among the Investors until all of the Series C Warrant Shares have been excluded.

l.“Demand Effective Date” means the date that a Demand Registration Statement has been declared effective by the SEC.

m.“Demand Effectiveness Deadline” means the date which is the earlier of (x) (i) in the event that the applicable Demand Registration Statement is not subject to a full review by the SEC, sixty (60) days after the earlier of the Demand Filing Date and the Demand Filing Deadline or (ii) in the event that the applicable Demand Registration Statement is subject to review by the SEC, one hundred twenty (120) days after the earlier of the Demand Filing Date and the Demand Filing Deadline and (y) fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Demand Registration Statement will not be reviewed or will not be subject to further review.

n.“Demand Filing Date” means the date on which a Demand Registration Statement is filed with the SEC.

o.“Demand Filing Deadline” means the date which is fifteen (15) Business Days after the Demand Date.

p.“Demand Registrable Securities” means (i) the Primary Financing Warrant Shares issued and issuable upon exercise of the Primary Financing Warrants, (ii) the Exchange Warrant Shares issued and issuable upon exercise of the Exchange Warrants and (iii) any capital stock of the Company issued and issuable with respect to the Primary Financing Warrant Shares, the Primary Financing Warrants, the Exchange Warrant Shares or the Exchange Warrants, in each case, (x) as long as the ADSs remain listed on a national recognized securities market, Ordinary Shares in the form of ADSs, and that while any offers and sales made under a Registration Statement contemplated by this Agreement will be of ADSs, the securities to be registered by any such Registration Statement under the 1933 Act are Ordinary Shares, and the ADSs are registered under a separate Form F-6 and (y) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on the exercise of the Primary Financing Warrants and/or the Exchange Warrants.

q.“Demand Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of any Demand Registrable Securities.

r.“Demand Required Registration Amount” means the sum of (i) the maximum number of ADSs issued and issuable upon exercise of the Series A Warrants and assuming that the Series C Warrants have been exercised in full by paying the Aggregate Exercise Price in cash (without giving effect to any limitation on exercise set forth therein), (ii) the maximum number of ADSs issued and issuable upon exercise of the Series B Warrants and assuming that the Series C Warrants have been exercised in full by paying the Aggregate Exercise Price in cash (without giving effect to any limitation on exercise set forth therein), (iii) the maximum number of ADSs issued and issuable upon exercise of the Series C Warrants, and (iv) the maximum number of ADSs issued and issuable upon exercise of the Exchange Warrants, in each case, without giving effect to any limitation on exercise set forth in the Primary Financing Warrants and/or the Exchange Warrants, calculated as of the Trading Day immediately preceding the applicable date of determination and all subject to adjustment as provided in Section 2(f).

s.“effective” and “effectiveness” refer to a Registration Statement that has been declared effective by the SEC and is available for the resale of the Registrable Securities required to be covered thereby.

t.“Effective Date” means the Demand Effective Date and/or each Additional Effective Date, as applicable.

u.“Effectiveness Deadline” means the Demand Effectiveness Deadline and/or each Additional Effectiveness Deadline, as applicable.

v.“Eligible Market” means the Principal Market, the NYSE American, The Nasdaq Capital Market, The Nasdaq Global Market or The New York Stock Exchange, Inc.

w.“Filing Date” means the Demand Filing Date(s) and/or the Additional Filing Date(s), as applicable.

x.“Filing Deadline” means each Demand Filing Deadline(s) and/or each Additional Filing Deadline, as applicable.

y.“Final Reset Date” shall have the meaning ascribed to such term in the Primary Financing Warrants.

z.“Investor” means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

aa.“Lead Investor” means Altium Growth Fund, LP.

bb.“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

cc.“Principal Market” means The Nasdaq Global Select Market.

dd.“register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

ee.“Registrable Securities” means the Demand Registrable Securities and/or the Additional Registrable Securities, as applicable.

ff.“Registration Statement” means the Demand Registration Statement(s) and/or the Additional Registration Statement(s), as applicable.

gg.“Required Holders” means the holders of at least a majority of the Registrable Securities and shall include the Lead Investor so long as the Lead Investor or any of its affiliates holds any Warrants or Registrable Securities.

hh.“Required Registration Amount” means either the Demand Required Registration Amount and/or the Additional Required Registration Amount, as applicable.

ii.“Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

jj.“SEC” means the United States Securities and Exchange Commission.

kk.“Series A Warrants” shall have the meaning set forth in the Securities Purchase Agreement, including pursuant to Section 1(g) thereof.

ll.“Series B Warrants” shall have the meaning set forth in the Securities Purchase Agreement, including pursuant to Section 1(g) thereof.

mm.“Series C Warrants” shall have the meaning set forth in the Securities Purchase Agreement.

nn.“Trading Day” means any day on which the ADSs are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the ADSs on such day, then on the principal securities exchange or securities market on which the ADSs are then traded.

4.Registration.

(a) Demand Registrations. Upon written notice to the Company delivered by the Lead Investor at any time from and after the Closing Date and from time to time (each such notice, a “Demand Notice” and the date(s) the Lead Investor delivers a Demand Notice to the Company, each a “Demand Date”), the Lead Investor may require the Company to register up to the Demand Required Registration Amount of Demand Registrable Securities not previously registered on a Demand Registration Statement hereunder for resale pursuant to a Demand Registration Statement. The Company shall then (i) within two (2) Business Days after the applicable Demand Date, give written notice thereof to all Investors other than the Lead Investor and (ii) prepare, and, as soon as practicable but in no event later than the applicable Demand Filing Deadline, file with the SEC a Demand Registration Statement on Form F-3 (or the applicable form) covering the resale of all of the Demand Registrable Securities set forth in the Demand Notice. Upon receipt of a notice by the Company pursuant to clause (i) of the immediately preceding sentence, any Investor may notify the Company in writing within five (5) Business Days of receipt of such notice from the Company that it wishes to have all or any portion of its Demand Registrable Securities included in the applicable Demand Registration Statement, and the Company shall treat each such Investor’s Demand Registrable Securities as if such Demand Registrable Securities were included in the applicable Demand Notice. In the event that Form F-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(e). Each Demand Registration Statement prepared pursuant hereto shall register for resale at least the number of ADSs set forth in the applicable Demand Notice, which shall not exceed, in the aggregate, the Demand Required Registration Amount. Each Demand Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Plan of Distribution” and “Selling Stockholders” sections in substantially the form attached hereto as Exhibit B. The Company shall use its reasonable best efforts to have the applicable Demand Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the applicable Demand Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the applicable Demand Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Demand Registration Statement. The Lead Investor shall have the right to five (5) Demand Registration Statements hereunder; provided, however, the Lead Investor may withdraw a Demand Notice and such Demand Notice shall not count as a Demand Registration Statement hereunder if the Lead Investor bears all expenses incurred by the Company regarding such withdrawn Demand Notice; provided, further, that the Lead Investor may withdraw a Demand Notice without bearing such expenses and without forfeiting such Demand Registration Statement if the Lead Investor (i) has learned of a PublicCo Material Adverse Effect (as defined in the Securities Purchase Agreement) that was not known to the Lead Investor at the time it delivered the applicable Demand Notice to the Company and (ii) has withdrawn the applicable Demand Notice with reasonable promptness following disclosure by the Company of such PublicCo Material Adverse Effect.

a.Additional Mandatory Registrations. The Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form F-3 covering the resale of all of the Additional Registrable Securities not previously registered on an Additional Registration Statement hereunder. To the extent the staff of the SEC does not permit the Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC. In the event that Form F-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(e). Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of ADSs equal to the Additional Required Registration Amount determined as of the date such Additional Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(f). Each Additional Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Plan of Distribution” and “Selling Stockholders” sections in substantially the form attached hereto as Exhibit B. The Company shall use its reasonable best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.

c.Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any ADSs included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

d.Legal Counsel. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.

e.Ineligibility for Form F-3. In the event that Form F-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form F-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form F-3 covering the Registrable Securities has been declared effective by the SEC.

f.Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) or Section 2(b) is insufficient to cover the Required Registration Amount of Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(c), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of ADSs available for resale under the Registration Statement is less than the Required Registration Amount as of such time. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the exercise of the Warrants, such calculation shall assume that the Primary Financing Warrants and the Exchange Warrants are then exercisable in full into a number of ADSs equal to the maximum number of ADSs as shall from time to time be necessary to effect the exercise of all the Primary Financing Warrants and the Exchange Warrants then outstanding without giving effect to any limitation on exercise included in the Primary Financing Warrants and/or the Exchange Warrants.

g.Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (x) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the applicable Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the applicable Effectiveness Deadline, (an “Effectiveness Failure”) or (y) on any day after the applicable Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement or otherwise (including, without limitation, because of the suspension of trading or any other limitation imposed by an Eligible Market, a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a failure to register a sufficient number of ADSs or a failure to maintain the listing of the ADSs) (a “Maintenance Failure”), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance or the additional obligation of the Company to register any Cutback Shares), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Investor’s Registrable Securities whether or not included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure; (ii) the day of an Effectiveness Failure; (iii) the initial day of a Maintenance Failure; (iv) on the thirtieth day after the date of a Filing Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Filing Failure is cured; (v) on the thirtieth day after the date of an Effectiveness Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Effectiveness Failure is cured; and (vi) on the thirtieth day after the initial date of a Maintenance Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Maintenance Failure is cured. No liquidated damages shall accrue as to any Cutback Shares. The payments to which a holder shall be entitled pursuant to this Section 2(g) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the dates set forth above and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.

5.Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(b), 2(e) or 2(g), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its reasonable best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall use reasonable best efforts to keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term “reasonable best efforts” shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective.

a.The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC within one (1) Trading Day of the day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

b.The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least four (4) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

c.The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, upon request, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

d.The Company shall use its reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e.The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event but in any event within one Trading Day as such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and, if requested by an Investor, unless filed with the SEC through EDGAR and available to the public through the EDGAR system, deliver one copy of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or email on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 9:30 a.m. New York City time on the second Trading Day following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

f.The Company shall use its reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g.If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter or an Investor believes that it could reasonably be deemed to be an underwriter of Registrable Securities, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

h.If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter or an Investor believes that it could reasonably be deemed to be an underwriter of Registrable Securities, the Company shall make available for inspection by (i) such Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

i.The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

j.The Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on the Principal Market or (iii) if, despite the Company’s reasonable best efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on an Eligible Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its reasonable best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority, Inc. (“FINRA”) as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

k.The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

l.If requested by an Investor, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

m.The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

n.The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of a Registration Statement.

o.The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

p.Within two (2) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

q.Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company and, if necessary, file a post-effective amendment to such Registration Statement to comply with the undertakings required under Item 512(a) of Regulation S-K, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company, and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed five (5) consecutive Trading Days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of twenty (20) days and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended ADSs to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

r.Neither the Company nor any Subsidiary or affiliate thereof shall identify any Investor as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market and any Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement); provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit B in the Registration Statement.

s.Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyers in this Agreement or otherwise conflicts with the provisions hereof.

6.Obligations of the Investors.

(a) At least five (5) Business Days prior to the first anticipated Filing Date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

a.Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

b.Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of copies of the supplemented or amended prospectus as contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended ADSs to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

c.Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

7.Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with the registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement in an amount of up to $15,000 per registration statement.

8.Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations“). For the avoidance of doubt, the Violations set forth in this Section 6(a) are intended to apply, and shall apply, to direct claims asserted by any Buyer against the Company as well as any third party claims asserted by an Indemnified Person (other than a Buyer) against the Company. Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

a.In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

b.Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and, the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party, as the case may be, and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The provisions of this Section 6(c) shall not apply to direct claims between the Company and a Buyer.

c.The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

d.The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

9.Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

10.Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to, so long as an Investor owns Registrable Securities:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

a.file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

b.furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (unless such report or document is already publicly available), and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

11.Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

12.Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

13.Miscellaneous.

(a) Notwithstanding anything herein to the contrary, the Exchange Warrant Shares shall not be deemed “Registrable Securities” hereunder to the extent the Exchange Warrant Shares are freely tradable by the holders thereof without any restriction or limitation (including, for the avoidance of doubt, if the holder thereof exercises the Exchange Warrants by paying the applicable Exercise Price (as defined in the Exchange Warrants) in cash).

a.A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

b.Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), (iii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice); or (iv) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Cellect Biotechnology Ltd.

23 Hata’as Street

Kfar Saba, Israel 44425

Attention: Shai Yarkoni, CEO

Email: shai@cellect.co

With a copy (for informational purposes only) to:

Horn & Co. - Law Offices

Amot Investment Tower, 24 Floor

2 Weizmann Street,

Tel Aviv, Israel

Attention: Yuva Horn, Adv.

Email: yhorn@hornlaw.co.il

and:

Royer Cooper Cohen Braunfeld LLC

101 West Elm Street, Suite 400

Conshohocken, PA 19428

Attention: David Gitlin, Esq.

Email: DGitlin@rccblaw.com

If to the Transfer Agent:

Computershare

480 Washington Blvd., Jersey City, NJ 07310 USA

Telephone: 201 680 2388

Facsimile: 201 680 4606

Attention: Mr. Brian Cossin, Relationship Management

E-mail: brian.cossin@computershare.com

If to Legal Counsel:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telephone: (212) 756-2000

Facsimile: (212) 593-5955

Attention: Eleazer Klein, Esq.

Email: eleazer.klein@srz.com

If to a Buyer, to its address, facsimile number or email address set forth on the Schedule of Buyers attached hereto, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address, facsimile number and/or email address to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail transmission containing the time, date, recipient facsimile number or e-mail address and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

f.This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

g.Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

h.The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

i.This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or electronic mail of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

j.Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if all of the Warrants held by Investors then outstanding have been exercised for Registrable Securities without regard to any limitations on exercise of the Warrants.

l.The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

m.This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

n.The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

[Signature Page Follows]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

Cellect Biotechnology Ltd.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

Altium Growth Fund, LP

By:

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SCHEDULE OF BUYERS

Buyer	Buyer Address, Facsimile Number and E-mail	Buyer’s Representative’s Address, Facsimile Number and E-Mail

Altium Growth Fund, LP	c/o Altium Capital Management, LP 152 West 57th Street, 20th Floor New York, NY 10019 Attention: Joshua Thomas Telephone: 212-259-8404 E-mail: jthomas@altiumcap.com	Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022 Attn: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2000 Email: eleazer.klein@srz.com

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[●]

[●]

[●]

Telephone:	[●]
Facsimile:	[●]
Attention:	[●]
E-mail:	[●]

Re: [Quoin Pharmaceuticals, Ltd.]

Ladies and Gentlemen:

[We are][I am] counsel to [Quoin Pharmaceuticals, Ltd.], an Israeli company (formerly known as Cellect Biotechnology Ltd.) (the “Company”) pursuant to that certain Agreement and Plan of Merger among the Company, CellMSC, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Quoin Pharmaceuticals, Inc., a Delaware corporation (“PrivateCo”), dated as of March 24, 2021 (the “Merger Agreement”), and have represented PrivateCo, and from and after the completion of the transactions contemplated by the Merger Agreement, the Company, in connection with (i) that certain Securities Purchase Agreement, dated as of March 24, 2021, entered into by and among PrivateCo, and the buyers named therein (collectively, the “Holders”) pursuant to which PrivateCo issued to the Holders warrants exercisable for shares of PrivateCo’s common stock, par value $0.01 per share, which were exchanged for identical PublicCo warrants to purchase ADSs (as defined below) (the “Exchange Warrants”) and (ii) that certain Securities Purchase Agreement, dated as of March 24, 2021, entered into by and among the Company, PrivateCo, and the Holders pursuant to which PrivateCo issued to the Holders shares of common stock, par value $0.01 per share, of PrivateCo, and the Company issued to the Holders three series of warrants (together with the Exchange Warrants, the “Warrants”) exercisable for the Company’s American Depositary Shares (“ADSs”), each representing one hundred (100) of the Company’s ordinary shares, no par value per share (the “Ordinary Shares”). The Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the ADSs issued and issuable upon exercise of the Warrants under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 20__, the Company filed a Registration Statement on Form F-3 (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing instruction to you that the ADSs are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of ADSs to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated [●].

Very truly yours,

[ISSUER’S COUNSEL]

By:

CC: [LIST NAMES OF HOLDERS]

EXHIBIT B

SELLING STOCKHOLDERS

The ADSs being offered by the selling stockholders are those issued and issuable to the selling stockholders, upon exercise of the warrants. For additional information regarding the issuances of those ADSs and the warrants, see “Private Placement of Purchased Shares and Warrants” above. We are registering the ADSs in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the ADSs and the warrants, the selling stockholders have not had any material relationship with us within the past three years.

The table below lists the selling stockholders and other information regarding the beneficial ownership of the ADSs by each of the selling stockholders. The second column lists the number of ADSs beneficially owned by each selling stockholder, based on its ownership of the ADSs and the warrants, as of ________, 20__, assuming exercise of the warrants held by the selling stockholders on that date, without regard to any limitations on exercises.

The third column lists the ADSs being offered by this prospectus by the selling stockholders.

In accordance with the terms of a registration rights agreement with the selling stockholders, this prospectus generally covers the resale of sum of the (i) maximum number of ADSs issued and issuable upon exercise of the Series A Warrants and assuming that the Series C Warrants have been exercised in full by paying the Aggregate Exercise Price (as defined in the Series C Warrants) in cash (without giving effect to any limitation on exercise set forth therein), (ii) maximum number of ADSs issued and issuable upon exercise of the Series B Warrants and assuming that the Series C Warrants have been exercised in full by paying the Aggregate Exercise Price in cash (without giving effect to any limitation on exercise set forth therein), (iii) maximum number of ADSs issued and issuable upon exercise of the Series C Warrants, and (iv) maximum number of ADSs issued and issuable upon exercise of the Exchange Warrants, in each case, determined as if the outstanding warrants were exercised in full as of the trading day immediately preceding the date this registration statement was initially filed with the SEC, each as of the trading day immediately preceding the applicable date of determination and all subject to adjustment as provided in the registration right agreement, without regard to any limitations on the exercise of the warrants, and this registration statement registers the maximum number of ADSs as shall from time to time be necessary to effect the exercise of all the Primary Financing Warrants (assuming that the Series C Warrants have been exercised in full by paying the Aggregate Exercise Price in cash (without giving effect to any limitation on exercise set forth therein)) and the Exchange Warrants, then outstanding without giving effect to any limitation on exercise included in the Primary Financing Warrants and/or the Exchange Warrants. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

Under the terms of the warrants, a selling stockholder may not exercise the warrants to the extent such exercise would cause such selling stockholder, together with its affiliates, to beneficially own a number of Ordinary Shares (including, for the avoidance of doubt, any Ordinary Shares underlying the ADSs) which would exceed 4.99% or 9.99%, as applicable, of our then outstanding Ordinary Shares following such exercise, excluding for purposes of such determination ADSs issuable upon exercise of the warrants which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Name of Selling Stockholder	Number of ADSs Owned Prior to Offering	Maximum Number of ADSs to be Sold Pursuant to this Prospectus	Number of ADSs Owned After Offering	Percentage of ADSs Owned After Offering if Greater than 1%

Altium Growth Fund, LP (1)			0
[Other Buyers] (2)

* Denotes less than 1%.

(1) Altium Capital Management, LP, the investment manager of Altium Growth Fund, LP, has voting and investment power over these securities. Jacob Gottlieb is the managing member of Altium Capital Growth GP, LLC, which is the general partner of Altium Growth Fund, LP. Each of Altium Growth Fund, LP and Jacob Gottlieb disclaims beneficial ownership over these shares.

(2)

PLAN OF DISTRIBUTION

We are registering the ADSs issued and issuable upon exercise of the warrants to permit the resale of these ADSs by the holders of the ADSs warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the ADSs. We will bear all fees and expenses incident to our obligation to register the ADSs.

The selling stockholders may sell all or a portion of the ADSs beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the ADSs are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The ADSs may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

●	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

●	in the over-the-counter market;

●	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

●	through the writing of options, whether such options are listed on an options exchange or otherwise;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales;

●	sales pursuant to Rule 144;

●	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling ADSs to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the ADSs for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the ADSs or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the ADSs in the course of hedging in positions they assume. The selling stockholders may also sell ADSs short and deliver ADSs covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge ADSs to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the warrants or ADSs owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the ADSs from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the ADSs in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the ADSs may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the ADSs is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of ADSs being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the ADSs may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the ADSs may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the ADSs registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the ADSs by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the ADSs to engage in market-making activities with respect to the ADSs. All of the foregoing may affect the marketability of the ADSs and the ability of any person or entity to engage in market-making activities with respect to the ADSs.

We will pay all expenses of the registration of the ADSs pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the ADSs will be freely tradable in the hands of persons other than our affiliates.

EXHIBIT D

Form of Capacity Notice

CAPACITY NOTICE

TO BE EXECUTED BY THE HOLDER TO RECEIVE CAPACITY SHARES

[QUOIN PHARMACEUTICALS, LTD.]

The undersigned holder hereby exercises the right to receive_________ American Depositary Shares, each representing one hundred (100) of the Company’s ordinary shares, no par value per share (the “Capacity Shares”), of [Quoin Pharmaceuticals, Ltd.], an Israeli company (formerly known as Cellect Biotechnology Ltd.) (the “Company”) and hereby directs the Company and The Bank of New York Mellon (the “Escrow Agent”) to deliver to the undersigned via free delivery / free receive such number of Capacity Shares as set forth below, in each case, in accordance with the terms of (i) that certain Securities Purchase Agreement dated as of March 24, 2021, by and among the Company, Quoin Pharmaceuticals, Inc., a Delaware corporation (“Quoin”) and the Buyers listed on the signature pages attached thereto, as amended, supplemented or otherwise modified from time to time and (ii) that certain Securities Escrow Agreement, dated as of March [__], 2021, by and among the Company, Quoin, the Escrow Agent and the undersigned (Account #:[    ], Account Name: BNY Mellon Quoin Escrow FBO Altium Growth Fund, LP).

Date: ________________

ALTIUM GROWTH FUND, LP

By: Altium Capital Management, LP

By:
Name:
Title:

Free delivery / free receive Instructions: Please deliver _______ shares (CUSIP: _______ per the below instructions.

Trade Date: _______

Settlement Date: _______

DTC: _______

Account Name: _______

Account Number: _______

EXHIBIT E

Private Placement Memorandum

[Redacted.]

EXHIBIT F

Form of Exchange Warrant

[FORM OF EXCHANGE WARRANT]

[QUOIN PHARMACEUTICALS, LTD.]

Warrant To Purchase American Depositary Shares

Warrant No.:

Date of Issuance: [●]11 (“Issuance Date”)

[Quoin Pharmaceuticals, Ltd.], an Israeli company (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [HOLDER], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date, (as defined below), ___________________ (__________)12 fully paid nonassessable ADSs, subject to adjustment as provided herein (the “Warrant Shares” and such initial number of Warrant Shares, as adjusted pursuant to Section 2 (other than Section 2(d)) the “Initial Maximum Eligibility Number”). Except as otherwise defined herein, capitalized terms in this Warrant to Purchase American Depositary Shares (including any Warrants to Purchase American Depositary Shares issued in exchange, transfer or replacement hereof, this “Warrant”), shall have the meanings set forth in Section 18. This Warrant is one of the Warrants to purchase American Depositary Shares issued in exchange for one of the Warrants to purchase Quoin Common Stock (which, for the avoidance of doubt, may have been issued on a different Closing Date than the Closing Date that occurred on the Issuance Date, the “Bridge SPA Warrants”) issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of March 24, 2021 (the “Subscription Date”), by and among Quoin Pharmaceuticals, Inc., a Delaware corporation (“Quoin”), and the investors (the “Buyers”) referred to therein (as may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Bridge Securities Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the definitions ascribed to such terms in the Bridge Securities Purchase Agreement.

18. EXERCISE OF WARRANT.

11 Insert the applicable Closing Date (as defined in the Bridge Securities Purchase Agreement).

12 Insert a number of shares of Common Stock that equals 100% of the quotient determined by dividing (i) the Principal amount of the Note being issued to the Holder at the applicable Closing Date, by (ii) a price reflecting fully-diluted pre-Merger valuation of $56,250,000, multiplied by the Exchange Ratio (as defined in the Merger Agreement).

(i)Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder at any time or times on or after the Issuance Date, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash by wire transfer of immediately available funds or (B) if the provisions of Section 1(d) are applicable, by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder, nor shall any ink-original signature or medallion guarantee (or other type of guarantee or notarization) with respect to any Exercise Notice be required. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first (1st) Trading Day following the date on which the Holder has delivered the applicable Exercise Notice to the Company, the Company shall transmit by electronic mail an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the applicable Share Delivery Date, the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise. The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Warrant Shares via DTC, if any, including, without limitation, for same day processing. Upon delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than five (5) Trading Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares issuable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but rather the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant (other than the Holder’s income taxes). The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination. While any Bridge SPA Warrants remain outstanding, the Company shall use a transfer agent that participates in the DTC Fast Automated Securities Transfer Program. Notwithstanding any provision of this Warrant to the contrary, no more than the Maximum Eligibility Number of Warrant Shares shall be exercisable IN the AGGREGATE hereunder.

(ii)Exercise Price. For purposes of this Warrant, “Exercise Price” means $ [●]13 per ADS (the “Initial Exercise Price”), subject to adjustment as provided herein.

(iii)Company’s Failure to Timely Deliver Securities. If the Company shall fail for any reason or for no reason to issue to the Holder on or prior to the applicable Share Delivery Date either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, a certificate for the number of ADSs to which the Holder is entitled and register such ADSs on the Company’s share register or if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the Holder’s balance account with DTC, for such number of ADSs to which the Holder is entitled upon the Holder’s exercise of this Warrant or (II) the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) are not eligible for resale without restriction or limitation (including, for the avoidance of doubt, if the Holder exercises this Warrant by paying the applicable Exercise Price in cash) and the Company fails to promptly (x) so notify the Holder in writing and (y) deliver the Warrant Shares electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, an “Exercise Failure”), then, in addition to all other remedies available to the Holder, (X) the Company shall pay in cash to the Holder on each day after the applicable Share Delivery Date and during such Exercise Failure an amount equal to 1.5% of the product of (A) the number of Warrant Shares not issued to the Holder on or prior to the applicable Share Delivery Date and to which the Holder is entitled, and (B) any trading price of the ADSs selected by the Holder in writing as in effect at any time during the period beginning on the applicable date of delivery of the applicable Exercise Notice and ending on the applicable Share Delivery Date, and (Y) the Holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the voiding of an Exercise Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise. In addition to the foregoing, if on or prior to the applicable Share Delivery Date either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the Company shall fail to issue and deliver a certificate to the Holder and register such ADSs on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit the Holder’s balance account with DTC for the number of ADSs to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below or (II) a Notice Failure occurs, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) ADSs relating to the applicable Exercise Failure (a “Buy-In”), then the Company shall, within five (5) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the ADSs so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such ADSs) or credit the Holder’s balance account with DTC for such ADSs shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such ADSs or credit the Holder’s balance account with DTC, as applicable, and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of ADSs, times (B) any trading price of the ADS selected by the Holder in writing as in effect at any time during the period beginning on the date of delivery of the applicable Exercise Notice and ending on the applicable Share Delivery Date. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing ADSs (or to electronically deliver such ADSs) upon the exercise of this Warrant as required pursuant to the terms hereof. Notwithstanding the forgoing, any payments made by the Company to the Holder pursuant to this Section 1(c) shall be made without withholding or deduction for any taxes (as defined in the Securities Purchase Agreement), unless required by law, in which case the Company will pay such additional amounts as will result, after such withholding or deduction, in the receipt by the Holder of the amounts that would otherwise have been receivable in respect thereof.

13 Insert price reflecting fully-diluted pre-Merger valuation of $56,250,000.

(iv)Cashless Exercise. Notwithstanding anything contained herein to the contrary, if the Unavailable Warrant Shares are not eligible for resale without restriction or limitation (including, for the avoidance of doubt, if the Holder exercises this Warrant by paying the applicable Exercise Price in cash), the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of ADSs determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A= the total number of ADSs with respect to which this Warrant is then being exercised.

B= as applicable: (i) the Weighted Average Price of the ADSs on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 1(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (x) the Weighted Average Price of the ADSs on the Trading Day immediately preceding the date of the applicable Exercise Notice or (y) the Bid Price of the ADSs on the principal trading market for the ADSs as reported by Bloomberg as of the time of the Holder’s execution of the applicable Exercise Notice if such Exercise Notice is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 1(a) hereof or (iii) the Weighted Average Price of the ADSs on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of Rule 144(d), the Company hereby acknowledges and agrees that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares for purposes of Rule 144(d), shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Bridge Securities Purchase Agreement. The Company agrees not to take any position contrary to this Section 1(d) as long as the rules and interpretations of the SEC in effect as of the Subscription Date remain unchanged in this respect.

(v)Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

(vi)Beneficial Ownership Limitation on Exercises. Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of [4.99] [9.99]%14 (the “Maximum Percentage”) of the number of Ordinary Shares outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Ordinary Shares beneficially owned by the Holder and the other Attribution Parties shall include the number of Ordinary Shares held by the Holder and all other Attribution Parties plus the number of Ordinary Shares underlying the Warrant Shares issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of Ordinary Shares which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f). For purposes of this Section 1(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). For purposes of this Warrant, in determining the number of outstanding Ordinary Shares the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding Ordinary Shares as reflected in (x) the Company’s most recent Annual Report on Form 20-F, Report of Foreign Private Issuer on Form 6-K or other public filing with the Securities and Exchange Commission (the “SEC”), as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent setting forth the number of Ordinary Shares outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding Ordinary Shares is less than the Reported Outstanding Share Number, the Company shall (i) promptly notify the Holder in writing of the number of Ordinary Shares then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of Warrant Shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Trading Days confirm in writing by electronic mail to the Holder the number of Ordinary Shares then outstanding. In any case, the number of outstanding Ordinary Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of Warrant Shares to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding Ordinary Shares (as determined under Section 13(d) of the 1934 Act), the number of Warrant Shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio and any portion of this Warrant so exercised shall be reinstated, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Bridge SPA Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the Ordinary Shares underlying the Warrant Shares issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

14 Insert Maximum Percentage as indicated on the Buyer’s signature page attached to the Bridge Securities Purchase Agreement.

(vii)Insufficient Authorized Shares. If at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved Ordinary Shares to satisfy its obligation to reserve for issuance upon exercise of this Warrant at least a number of Ordinary Shares equal to: (i) from and after the Issuance Date until the Final Reset Date, the quotient obtained by dividing (x) the Principal amount of the Note issued to the initial Holder of this Warrant, by (y) the lower of (1) the Initial Exercise Price (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the Subscription Date) and (2) 25% of the Closing Per Share Price and (ii) from and after the Final Reset Date, the maximum number of Ordinary Shares as shall from time to time be necessary to effect the exercise in full of all of this Warrant then outstanding without regard to any limitation on exercise set forth herein (the foregoing clauses (i) and (ii), as applicable, the “Required Reserve Amount” and the failure to have such sufficient number of authorized and unreserved Ordinary Shares, an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized Ordinary Shares to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized Ordinary Shares. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized Ordinary Shares and to cause its board of directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of its issued and outstanding Ordinary Shares to approve the increase in the number of authorized Ordinary Shares, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. In the event that upon any exercise of this Warrant, the Company does not have sufficient authorized Ordinary Shares to deliver Warrant Shares in satisfaction of such exercise, then unless the Holder elects to void such attempted exercise, the Holder may require the Company to pay to the Holder within five (5) Trading Days of the applicable exercise, cash in an amount equal to the product of (i) the number of Warrant Shares that the Company is unable to deliver pursuant to this Section 1(g) and (ii) the highest Weighted Average Price of the ADSs during the period beginning on the date of such attempted exercise and the date that the Company makes the applicable cash payment.

19. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(b) Adjustment Upon Issuance of Ordinary Shares. If and whenever on or after the Subscription Date until the date that is the second (2nd) anniversary of the Registration Date, inclusive, except for the issuance or deemed issuance of Excluded Securities, the Company publicly announces, issues or sells, enters into a definitive, binding agreement pursuant to which the Company is required to issue or sell or, in accordance with this Section 2(a), is deemed to have issued or sold, any Ordinary Shares (including the issuance or sale of Ordinary Shares owned or held by or for the account of the Company, but excluding, for the avoidance of doubt, Ordinary Shares deemed to have been issued or sold by the Company in connection with any Excluded Securities) for a consideration per Ordinary Share (the “New Issuance Price”) less than a price (the “Applicable Price”) equal to the quotient obtained by dividing (x) the Exercise Price in effect immediately prior to such public announcement, issue or sale or deemed issuance or sale or entry into such a definitive, binding agreement, by (y) the ratio of Ordinary Shares per ADS (which ratio shall, initially, be equal to one hundred (100)) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the product obtained by multiplying (x) the New Issuance Price, by (y) the ratio of Ordinary Shares per ADS (which ratio shall, initially, be equal to one hundred (100)). For purposes of determining the adjusted Exercise Price under this Section 2(a), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants or sells or enters into a definitive, binding agreement pursuant to which the Company is required to grant or sell, or the Company publicly announces the issuance or sale of, any Options and the lowest price per Ordinary Share for which one Ordinary Share is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such Ordinary Share shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per Ordinary Share. For purposes of this Section 2(a)(i), the “lowest price per Ordinary Share for which one Ordinary Share is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Ordinary Share upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option less any consideration paid or payable by the Company with respect to such one Ordinary Share upon the granting or sale of such Option, upon exercise of such Option and upon conversion exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Ordinary Shares or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Ordinary Share upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells, or enters into a definitive, binding agreement pursuant to which the Company is required to grant or sell or the Company publicly announces the issuance or sale of, any Convertible Securities and the lowest price per Ordinary Share for which one Ordinary Share is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such Ordinary Share shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per Ordinary Share. For the purposes of this Section 2(a)(ii), the “lowest price per Ordinary Share for which one Ordinary Share is issuable upon the conversion, exercise or exchange thereof” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Ordinary Share upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security less any consideration paid or payable by the Company with respect to such one Ordinary Share upon the issuance or sale of such Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Ordinary Shares upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

(1)(iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Ordinary Shares increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price, which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Ordinary Shares deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(iv) Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as reasonably determined by the Holder, the “Primary Security”, and such Option and/or Convertible Security and/or Adjustment Right, the “Secondary Securities”), together comprising one integrated transaction, (or one or more transactions if such issuances or sales or deemed issuances or sales of securities of the Company either (A) have at least one investor or purchaser in common, (B) are consummated in reasonable proximity to each other and/or (C) are consummated under the same plan of financing) the aggregate consideration per Ordinary Share with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per Ordinary Share for which one Ordinary Share was issued (or was deemed to be issued pursuant to Section 2(a)(i) or Section 2(a)(ii), as applicable) in such integrated transaction solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (I) the Black Scholes Consideration Value of each such Option, if any, (II) the fair market value (as determined by the Holder in good faith) or the Black Scholes Consideration Value, as applicable, of such Adjustment Right, if any, and (III) the fair market value (as determined by the Holder) of such Convertible Security, if any, in each case, as determined on a per Ordinary Share basis in accordance with this Section 2(a)(iv). If any Ordinary Shares, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Ordinary Shares, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the net amount of consideration received by the Company therefor. If any Ordinary Shares, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company (for the purpose of determining the consideration paid for such Ordinary Shares, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the Weighted Average Prices of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any Ordinary Shares, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such Ordinary Shares, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Ordinary Shares, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if a calculation pursuant to this Section 2(a)(iv) would result in an Exercise Price that is lower than the par value of the Ordinary Shares, then the Exercise Price shall be deemed to equal the par value of the Ordinary Shares.

(v) Record Date. If the Company takes a record of the holders of Ordinary Shares or ADSs for the purpose of entitling them (A) to receive a dividend or other distribution payable in ADSs, Ordinary Shares, Options or in Convertible Securities or (B) to subscribe for or purchase ADSs, Ordinary Shares, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the ADSs or Ordinary Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(vi) No Readjustments. For the avoidance of doubt, in the event the Exercise Price has been adjusted pursuant to this Section 2(a) and the Dilutive Issuance that triggered such adjustment does not occur, is not consummated, is unwound or is cancelled after the facts for any reason whatsoever, in no event shall the Exercise Price be readjusted to the Exercise Price that would have been in effect if such Dilutive Issuance had not occurred or been consummated.

(c) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant, with the prior written consent of the Holder, (i) reduce the then current Exercise Price and/or (ii) increase the then current number of Warrant Shares, in each case, to any amount or number and for any period of time deemed appropriate by the Board of Directors of the Company.

(d) Adjustment Upon Subdivision or Combination of Ordinary Shares or ADSs. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Ordinary Shares or ADSs into a greater number of Ordinary Shares or ADSs, as applicable, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding Ordinary Shares or ADSs into a smaller number of Ordinary Shares or ADSs, as applicable, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(e) Resets. On each Reset Date (i) the Exercise Price shall be adjusted (downward only) to equal the Reset Price related to such Reset Date and (ii) the Maximum Eligibility Number shall be increased (but not decreased) by the applicable Reset Share Amount.

(f) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares, as mutually determined by the Company’s Board of Directors and the Required Holders, so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(e) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

(g) Change in ADS Ratio. If after the Issuance Date the ratio of ADSs to Ordinary Shares is increased or reduced, then the number of Warrant Shares to be delivered upon exercise of this Warrant will be reduced or increased (respectively) in inverse proportion to the change in the such ratio and the Exercise Price per Warrant will be increased or reduced (respectively) in proportion to the change in Ordinary Shares per ADS, so that the total number or Warrant Shares underlying the this Warrant and the aggregate Exercise Price for this Warrant remain unchanged.

(h) Change from ADSs to Ordinary Shares. If after the Issuance Date all outstanding ADSs are exchanged for Ordinary Shares and this Warrant then becomes exercisable for Ordinary Shares, then (i) the number of Ordinary Shares to be delivered upon exercise of this Warrant will equal the number of Ordinary Shares underlying the Warrant Shares issuable upon exercise of this Warrant immediately prior to such change (without regard to any limitation on exercise set forth herein), (ii) the Exercise Price any other prices referenced herein shall be proportionately adjusted to reflect the price per Ordinary Share rather than the price per ADS and (ii) all references to ADSs adjusted to appropriately reference Ordinary Shares. Following such adjustments, the total number or Warrant Shares underlying the this Warrant and the aggregate Exercise Price for this Warrant remain unchanged.

20. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to any or all holders of Ordinary Shares or ADSs, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, Options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the Issuance Date, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein as if the Holder had held the number of Ordinary Shares underlying the Warrant Shares acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Ordinary Shares or ADSs, as applicable are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such Ordinary Shares as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

21. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS; CHANGE OF CONTROL.

(d) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time following the Issuance Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Ordinary Shares or ADSs (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Ordinary Shares underlying the Warrant Shares acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Ordinary Shares or ADSs, as applicable, are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such Ordinary Shares as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

(e) Fundamental Transactions. The Company shall not enter into, allow or be a party to a Fundamental Transaction until the Final Reset Date. If, at any time after the Final Reset Date until this Warrant ceases to be outstanding, a Fundamental Transaction occurs or is consummated, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 1(f) on the exercise of this Warrant), the number of shares of capital stock of the successor or acquiring corporation or of ADSs of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of ADSs for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 1(f) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one ADS in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of ADSs are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any Successor Entity to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its Parent Entity) equivalent to the ADSs acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the ADSs pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Required Holders. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company in this Warrant.

(f) Notwithstanding the foregoing, in the event of a Change of Control, at the request of the Holder delivered before the ninetieth (90th) day after the occurrence or consummation of such Change of Control, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Business Days after such request (or, if later, on the effective date of the Change of Control), cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the effective date of such Change of Control; provided, however, that, if such Change of Control is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity, the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of ADSs of the Company in connection with such Change of Control, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of ADSs are given the choice to receive from among alternative forms of consideration in connection with such Change of Control; provided, further, that if holders of ADSs of the Company are not offered or paid any consideration in such Change of Control, such holders of ADSs will be deemed to have received common stock of the Successor Entity (which Successor Entity may be the Company following such Change of Control) in such Change of Control. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five (5) Business Days of the Holder’s election and (ii) the date of consummation of the applicable Change of Control.

22. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all of the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any Ordinary Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Ordinary Shares underlying the Warrant Shares issuable upon the exercise of this Warrant, and (iii) shall, so long as any of the Bridge SPA Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Ordinary Shares, solely for the purpose of effecting the exercise of the Bridge SPA Warrants, the Required Reserve Amount of Ordinary Shares.

23. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

24. REISSUANCE OF WARRANTS.

(e) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(f) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(g) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Bridge SPA Warrants for fractional Warrant Shares shall be given.

(h) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of ADSs underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

25. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Bridge Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) Business Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Ordinary Shares or ADSs, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of Ordinary Shares or ADSs or (C) for determining rights to vote with respect to any Fundamental Transaction, Change of Control, dissolution or liquidation; provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder. It is expressly understood and agreed that the time of exercise specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

26. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders. Any change, amendment or waiver pursuant to the immediately preceding sentence shall be binding on the Holder of this Warrant and all holders of the Bridge SPA Warrants. Notwithstanding the foregoing, after the Final Reset Date, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company has obtained the written consent of the Holder.

27. GOVERNING LAW; JURISDICTION; JURY TRIAL. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth in Section 9(f) of the Bridge Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

28. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and all of the Buyers and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

14. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall cause the Transfer Agent to issue to the Holder the number of Warrant Shares that is not disputed and the Company shall submit the disputed determinations or arithmetic calculations via electronic mail within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Business Day submit via electronic mail (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed or (b) the disputed arithmetic calculation of the Warrant Shares to an independent, outside accountant, selected by the Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

29. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

30. TRANSFER. This Warrant and the Warrant Shares may be offered for sale, sold, transferred, pledged or assigned without the consent of the Company, except as may otherwise be required by Section 2(f) of the Bridge Securities Purchase Agreement.

31. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the Company and the Holder as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the Company or the Holder or the practical realization of the benefits that would otherwise be conferred upon the Company and the Holder. The Company and the Holder will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

32. DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

33. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Warrant is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Warrant or to enforce the provisions of this Warrant or (b) there occurs any bankruptcy, reorganization, receivership of the company or other proceedings affecting company creditors’ rights and involving a claim under this Warrant, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

34. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(fff) “1933 Act” means the Securities Act of 1933, as amended.

(ggg) “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 2(a)(i) or Section 2(a)(ii)) of Ordinary Shares (other than rights of the type described in Section 3 and 4 hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(hhh) “ADS” shall have the meaning ascribed to such term in the Primary Financing SPA.

(iii) “Affiliate” shall have the meaning ascribed to such term in Rule 405 promulgated under the 1933 Act or any successor rule.

(jjj) “American Depositary Shares” shall have the meaning ascribed to such term in the Primary Financing SPA.

(kkk) “Approved Stock Plan” means any employee benefit or incentive plan which has been approved by the Board of Directors of the Company prior to or subsequent to the Issuance Date, pursuant to which the Company’s securities may be issued to any employee, officer, consultant or director for services provided to the Company.

(lll) “Attribution Parties” means, collectively, the following Persons: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Person whose beneficial ownership of the Ordinary Shares would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(mmm) “Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the ADSs are then listed or quoted on an Eligible Market, the bid price of the ADSs for the time in question (or the nearest preceding date) on the Eligible Market on which the ADSs are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the ADSs are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the ADSs are then reported in the Pink Open Market (f/k/a OTC Pink) published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per ADS so reported, or (c) in all other cases, the fair market value of an ADS as determined by an independent appraiser selected in good faith by the Required Holders and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(nnn) “Black Scholes Consideration Value” means the value of the applicable Option or Adjustment Right (as the case may be) calculated using the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the date of issuance and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option or Adjustment Right (as the case may be) as of the date of issuance of such Option or Adjustment Right (as the case may be), (ii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the issuance of such Option or Adjustment Right (as the case may be), or, if the issuance of such Option or Adjustment Right (as the case may be) is not publicly announced, the date of issuance of such Option or Adjustment Right (as the case may be), (iii) the underlying price per ADS used in such calculation shall be the highest Weighted Average Price of the ADSs during the period beginning on the Trading Day prior to the execution of definitive documentation relating to the issuance of such Option or Adjustment Right (as the case may be) and ending on (A) the Trading Day immediately following the public announcement of the execution of definitive documents with respect to the issuance of such Option or Adjustment Right (as the case may be), or, (B) if the execution of definitive documents with respect to the issuance of such Option or Adjustment Right (as the case may be) is not publicly announced, the date of such issuance, (iv) a remaining option time equal to the time between the date of the public announcement of the execution of definitive documents with respect to the issuance of such Option or Adjustment Right (as the case may be) or, if the execution of definitive documents with respect to the issuance of such Option or Adjustment Right (as the case may be) is not publicly announced, the date of such issuance, (v) a zero cost of borrow and (vi) a 365 day annualization factor.

(ooo) “Black Scholes Value” means the value of this Warrant calculated using the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the public announcement of the applicable contemplated Change of Control, or, if such contemplated Change of Control is not publicly announced, the date such Change of Control has occurred or is consummated, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request, (ii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable contemplated Change of Control, or, if such contemplated Change of Control is not publicly announced, the date such Change of Control has occurred or is consummated, (iii) the underlying price per ADS used in such calculation shall be the greater of (x) the highest Weighted Average Price of the ADSs during the period beginning on the Trading Day prior to the execution of definitive documentation relating to the applicable Change of Control and ending on (A) the Trading Day immediately following the public announcement of such contemplated Change of Control, if the applicable contemplated Change of Control is publicly announced or (B) the Trading Day immediately following the consummation of the applicable Change of Control if the applicable contemplated Change of Control is not publicly announced and (y) the sum of the price per ADS being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Change of Control, (iv) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Change of Control or, if such applicable contemplated Change of Control is not publicly announced, the date such Change of Control has occurred or is consummated, (v) a zero cost of borrow and (vi) a 365 day annualization factor.

(ppp) “Bloomberg” means Bloomberg Financial Markets.

(qqq) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York, New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York, New York generally are open for use by customers on such day.

(rrr) “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Ordinary Shares in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respect, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company. Notwithstanding anything herein to the contrary, any transaction or series of transaction that, directly or indirectly, results in the Company or the Successor Entity not having ADSs, Ordinary Shares or common stock, as applicable, registered under the 1934 Act and listed on an Eligible Market shall be deemed a Change of Control.

(sss) “Closing Date” shall have the meaning ascribed to such term in the Bridge Securities Purchase Agreement.

(ttt) “Closing Per Share Price” shall have the meaning ascribed to such term in the Primary Financing SPA.

(uuu) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Ordinary Shares or ADSs.

(vvv) “Eligible Market” means the Principal Market, the NYSE American, The Nasdaq Capital Market, The Nasdaq Global Market or The New York Stock Exchange.

(www) “Excluded Securities” means any Ordinary Shares issued or issuable or deemed to be issued in accordance with Section 2(a)(i) or Section 2(a)(ii) by the Company: (i) under any Approved Stock Plan; provided, however, that no more than three percent (3.0%) of the number of Ordinary Shares (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring relating to the Ordinary Shares after the Warrant Closing Date (as defined in the Securities Purchase Agreement)) issued and outstanding as of the Warrant Closing Date are issued or issuable to consultants pursuant to an Approved Stock Plan hereunder as Excluded Securities, (ii) upon exercise of any Bridge SPA Warrants and any Primary Financing Warrants; provided, that the terms of such Bridge SPA Warrants and Primary Financing Warrants are not amended, modified or changed on or after the Subscription Date, (iii) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date; provided, that such issuance of Ordinary Shares upon exercise of such Options or Convertible Securities is made pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding the Subscription Date and such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date, (iv) pursuant to the Merger Agreement or the Form F-4 (as defined in the Primary Financing SPA) or (v) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its Subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall be entered into for bona fide reasons other than capital raising and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities for the purpose of raising capital or to an entity whose primary business is investing in securities.

(xxx) “Expiration Date” means the date sixty (60) months after the Registration Date or, if such date falls on a Holiday, the next day that is not a Holiday.

(yyy) “Final Reset Date” means the one hundred thirty-fifth (135th) day following the Primary Financing Closing Date or, if such date falls on a Holiday, the next day that is not a Holiday.

(zzz) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Ordinary Shares be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding Ordinary Shares, (y) 50% of the outstanding Ordinary Shares calculated as if any Ordinary Shares held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of Ordinary Shares such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding Ordinary Shares, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding Ordinary Shares, (y) at least 50% of the outstanding Ordinary Shares calculated as if any Ordinary Shares held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of Ordinary Shares such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding Ordinary Shares, or (v) reorganize, recapitalize or reclassify its Ordinary Shares, (B) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding Ordinary Shares, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares not held by all such Subject Entities as of the Subscription Date calculated as if any Ordinary Shares held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their Ordinary Shares without approval of the stockholders of the Company or (C) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction. For the avoidance of doubt, in no event shall the Merger completed on or before the Issuance Date be deemed to be a “Fundamental Transaction.”

(aaaa) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(bbbb) “Holiday” means a day other than a Business Day or on which trading does not take place on the Principal Market.

(cccc) “Interim Reset Date” means each of the tenth (10th) Trading Day, the forty-fifth (45th) day and the ninetieth (90th) day, in each case, immediately following the Primary Financing Closing Date or, if any such date falls on a Holiday, the next day that is not a Holiday.

(dddd) “Lead Investor” means Altium Growth Fund, LP.

(eeee) “Maximum Eligibility Number” means, initially, the Initial Maximum Eligibility Number, and such number shall be increased (but not decreased) on each Reset Date by the applicable Reset Share Amount.

(ffff) “Merger” shall have the meaning ascribed to such term in the Merger Agreement.

(gggg) “Merger Agreement” shall have the meaning ascribed to such term in the Bridge Securities Purchase Agreement.

(hhhh) “Notes” means those certain Senior Secured Notes issued by Quoin pursuant to the Bridge Securities Purchase Agreement.

(iiii) “Options” means any rights, warrants or options to subscribe for or purchase (i) Ordinary Shares or ADSs or (ii) Convertible Securities.

(jjjj) “Ordinary Shares” means (i) the Company’s ordinary shares, no par value per share, including, without limitation, the Company’s ordinary shares, no par value per share, underlying ADSs and (ii) any share capital into which such Ordinary Shares shall be changed or any share capital resulting from a reclassification, reorganization or recapitalization of such Ordinary Shares.

(kkkk) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose common capital or equivalent equity security is quoted or listed on an Eligible Market (or, if so elected by the Holder, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or such entity designated by the Required Holders or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction or Change of Control, as applicable.

(llll) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(mmmm) “Primary Financing Closing Date” means the Closing Date as such term is defined in the Primary Financing SPA.

(nnnn) “Primary Financing SPA” means that certain Securities Purchase Agreement dated as of the Subscription Date by and among the Company, Quoin, the Holder (or an Affiliate of the Holder) and certain other investors listed on the signature pages attached thereto pursuant to which, among other transactions, Quoin issued shares of Quoin Common Stock and the Company issued certain Warrants to purchase American Depositary Shares, all in accordance with the terms thereof.

(oooo) “Primary Financing Warrants” means the three (3) series of Warrants to purchase American Depositary Shares issued by the Company pursuant to the Primary Financing SPA.

(pppp) “Principal” shall have the meaning ascribed to such term in the Notes.

“Principal Market” means The Nasdaq Global Select Market or, if The Nasdaq Global Select Market is not, as of the applicable date of determination, the primary Eligible market with respect to the ADSs, then such primary Eligible Market.

(qqqq) “Quoin Common Stock” means (i) Quoin’s shares of common stock, par value $0.01 per share, and (ii) any capital stock into which such Quoin Common Stock shall be changed or any capital stock resulting from a reclassification, reorganization or recapitalization of such Quoin Common Stock.

(rrrr) “Registration Date” means the earlier to occur of the first date on which the Bridge SPA Warrants and the Warrant Shares are freely tradable by the holders thereof without any restriction or limitation (including, for the avoidance of doubt, if the holder thereof exercises the Bridge Warrants by paying the applicable Exercise Price in cash).

(ssss) “Required Holders” means the holders of the Bridge SPA Warrants representing at least a majority of the Ordinary Shares underlying the Warrant Shares issuable upon exercise of the Bridge SPA Warrants then outstanding (without regard to any limitation on exercise set forth therein) and shall include the Lead Investor so long as the Lead Investor or any of its Affiliates holds any Bridge SPA Warrants.

(tttt) “Reset Date” means the Primary Financing Closing Date, each Interim Reset Date and the Final Reset Date.

(uuuu) “Reset Price” means (i) with respect to the Primary Financing Closing Date, the Closing Per Share Price and (ii) with respect to all other Reset Dates occurring hereunder, 85% of the arithmetic average of the three (3) lowest Weighted Average Prices of the ADSs during the ten (10) Trading Day period immediately preceding the applicable Reset Date (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events relating to the Ordinary Shares and/or the ADSs during such period) (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits, changes to the ratio of Ordinary Shares per ADS or other similar events relating to the Ordinary Shares and/or the ADSs occurring after the applicable Reset Date).

(vvvv) “Reset Share Amount” means the difference obtained by subtracting (i) the quotient obtained by dividing (x) the Principal amount of the Note issued to the initial Holder of this Warrant on the Issuance Date, by (y) (1) with respect to the Primary Financing Closing Date, the Closing Per Share Price and (2) with respect to all other Reset Dates occurring hereunder, the lowest of (A) the Closing Per Share Price, (B) the lowest Reset Price related to all the Reset Date(s) preceding the applicable Reset Date, if any (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the applicable Reset Date) and (C) the Initial Exercise Price (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the Subscription Date), from (ii) the quotient obtained by dividing (x) the Principal amount of the Note issued to the initial Holder of this Warrant on the Issuance Date, by (y) the Reset Price related to the applicable Reset Date.

(wwww) “Rule 144” means Rule 144 promulgated under the 1933 Act or any successor rule.

(xxxx) “Share Delivery Date” means the earlier of (i) the second (2nd) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case, following the date on which the Holder delivers the applicable Exercise Notice to the Company, so long as the Holder delivers the applicable Aggregate Exercise Price (or notice of a Cashless Exercise) on or prior to the earlier of (i) the second (2nd) Trading Day following the date on which the Holder has delivered the applicable Exercise Notice to the Company and (ii) the number of Trading Days comprising the Standard Settlement Period following the date on which the Holder has delivered the applicable Exercise Notice to the Company (provided that if the applicable Aggregate Exercise Price (or applicable notice of a Cashless Exercise) has not been delivered to the Company by such date, the applicable Share Delivery Date shall be one (1) Trading Day after the Holder has delivered the applicable Aggregate Exercise Price (or applicable notice of a Cashless Exercise) to the Company.

(yyyy) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Principal Market with respect to the ADSs as in effect on the date of delivery of the applicable Exercise Notice.

(zzzz) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(aaaaa) “Subsidiary” means any entity in which the Company, directly or indirectly, owns any of the capital stock or holds an equity or similar interest.

(bbbbb) “Successor Entity” means one or more Person or Persons (or, if so elected by the Holder, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or Change of Control, as applicable, or one or more Person or Persons (or, if so elected by the Holder, the Company or the Parent Entity) with which such Fundamental Transaction or Change of Control, as applicable, shall have been entered into.

(ccccc) “taxes” shall have the meaning ascribed to such term in the Bridge Securities Purchase Agreement.

(ddddd) “Trading Day” means any day on which the ADSs are traded on the Principal Market.

(eeeee) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or Pink Open Market (f/k/a OTC Pink) published by the OTC Markets Group, Inc. (or similar organization or agency succeeding to its functions of reporting prices). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction relating to the Ordinary Shares and/or the ADSs, as applicable, during the applicable calculation period.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase American Depositary Shares to be duly executed as of the Issuance Date set out above.

[QUOIN PHARMACEUTICALS, LTD.]

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE AMERICAN DEPOSITARY SHARES

[QUOIN PHARMACEUTICALS, LTD.]

The undersigned holder hereby exercises the right to purchase _________________ American Depositary Shares (“Warrant Shares”) of [Quoin Pharmaceuticals, Ltd.], an Israeli company (the “Company”), evidenced by the attached Warrant to Purchase American Depositary Shares (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________ a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________ a “Cashless Exercise” with respect to _______________ Warrant Shares, resulting in a delivery obligation of the Company to the Holder of __________ ADSs representing the applicable Net Number.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

4. Please issue the ADSs into which the Warrant is being exercised to the Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to: ________________________________

________________________________

Address: _________________________________________

Telephone Number: ________________________________

Email Address: ________________________________

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant: ________________________________

DTC Number: _________________________________________

Account Number: ________________________________

Authorization: _

By:
Title:
Dated:

Account Number (if electronic book entry transfer): _

Transaction Code Number (if electronic book entry transfer): ______

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [Computershare] to issue the above indicated number of ADSs in accordance with the Transfer Agent Instructions dated [●] from the Company and acknowledged and agreed to by [Computershare].

[QUOIN PHARMACEUTICALS, LTD.]

By:
Name:
Title:

EXHIBIT G

Form of Irrevocable Transfer Agent Instructions

TRANSFER AGENT INSTRUCTIONS

Cellect Biotechnology Ltd.

[●], 2021

Computershare

480 Washington Blvd., Jersey City, NJ 07310 USA

Telephone:	201 680 2388
Facsimile:	201 680 4606
Attention:	Mr. Brian Cossin, Relationship Management
E-mail:	brian.cossin@computershare.com

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of March 24, 2021 by and among Cellect Biotechnology Ltd., an Israeli company to be renamed [Quoin Pharmaceuticals, Ltd.] (the “Company”), Quoin Pharmaceuticals, Inc., a Delaware corporation (“PrivateCo”), and the investors named on the Schedule of Buyers attached thereto (each individually, a “Holder” and collectively, the “Holders”) pursuant to which (i) PrivateCo is issuing (x) shares of common stock, par value $0.01 per share of PrivateCo (“PrivateCo Common Stock”), which shall be exchanged for the Company’s American Depositary Shares (“ADSs”), each representing one hundred (100) of the Company’s ordinary shares, no par value per share (the “Ordinary Shares” and such ADSs being issued in exchange for the shares of PrivateCo Common Stock being issued to the Holders, the “Purchased Shares”) and (y) warrants, which are initially exercisable into PrivateCo Common Stock, which shall be exchanged for warrants issued by the Company exercisable into ADSs (the “Exchange Warrants”) and (ii) the Company is issuing to the Holders three series of warrants (the “Company Warrants” and together with the Exchange Warrants, the “Warrants”), which are exercisable into ADSs.

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time):

(i) to issue or re-issue, as the case may be, certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Holder or its respective nominee(s), the Purchased Shares upon transfer or resale of the Purchased Shares; and

(ii) to issue ADSs upon the exercise of the Company Warrants (the “Company Warrant Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed exercise notice, in the form attached hereto as Exhibit I (a “Company Warrant Exercise Notice”), which has been acknowledged by the Company, as indicated by the signature of a duly authorized officer of the Company thereon.

(iii) to issue ADSs upon the exercise of the Exchange Warrants (the “Exchange Warrant Shares” and together with the Exchange Warrant Shares, the “Warrant Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed exercise notice, in the form attached hereto as Exhibit II (an “Exchange Warrant Exercise Notice”), which has been acknowledged by the Company, as indicated by the signature of a duly authorized officer of the Company thereon.

You acknowledge and agree that within two (2) Trading Days (as defined below) of your receipt of an Exchange Warrant Exercise Notice you shall issue the certificates representing the Exchange Warrant Shares, registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Exchange Warrant Shares thereby and should not be subject to any stop-transfer restriction.

You further acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Company Warrant Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) sales of the Company Warrant Shares may be made in conformity with Rule 144 under the 1933 Act (“Rule 144”) and (b) if applicable, a copy of such registration statement, then within two (2) Trading Days of your receipt of a Company Warrant Exercise Notice you shall issue the certificates representing the Company Warrant Shares, registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Company Warrant Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if the Company Warrant Shares are not registered for resale under the 1933 Act or able to be sold under Rule 144, then the certificates for such Company Warrant Shares shall bear the following legend:

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD (X) PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT OR (Y) TO AN ACCREDITED INVESTOR IN A PRIVATE TRANSACTION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering the resales of the Company Warrant Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit III.

As used herein, “Trading Days” means any day on which the ADSs are traded on the Nasdaq Global Select Market, or, if the Nasdaq Global Select Market is not the principal trading market for the ADSs on such day, then on the principal securities exchange or securities market on which the ADSs are then traded.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please [●] at [●].

Very truly yours,

Cellect Biotechnology Ltd.

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE

ACKNOWLEDGED AND AGREED TO

this __ day of [●]

[●]

By:
Name:
Title:

Enclosures

cc:	Eleazer Klein, Esq.
Altium Growth Fund, LP

[Signature Page to Transfer Agent Instructions]

Exhibit I

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE AMERICAN DEPOSITARY SHARES

[QUOIN PHARMACEUTICALS, LTD.]

The undersigned holder hereby exercises the right to purchase _________________ American Depositary Shares (“Warrant Shares”) of [Quoin Pharmaceuticals, Ltd.], an Israeli company formerly known as Cellect Biotechnology Ltd. (the “Company”), evidenced by the attached Warrant to Purchase American Depositary Shares (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________ a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________ a “Cashless Exercise” with respect to _______________ Warrant Shares, resulting in a delivery obligation of the Company to the Holder of __________ ADSs representing the applicable Net Number.

[INSERT IN SERIES B WARRANT:

____________ an “Alternative Cashless Exercise” with respect to _______________ Warrant Shares, resulting in a delivery obligation of the Company to the Holder of __________ ADSs.]

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

4. Please issue the ADSs into which the Warrant is being exercised to the Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to: ________________________________

________________________________

Address: _________________________________________

Telephone Number: ________________________________

Email Address: ________________________________

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant: ________________________________

DTC Number: _________________________________________

Account Number: ________________________________

Authorization: _

By:
Title:
Dated:

Account Number (if electronic book entry transfer): _

Transaction Code Number (if electronic book entry transfer): ______

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [●] to issue the above indicated number of ADSs in accordance with the Transfer Agent Instructions dated [●] from the Company and acknowledged and agreed to by [●].

[QUOIN PHARMACEUTICALS, LTD.]

By:
Name:
Title:

EXHIBIT II

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE AMERICAN DEPOSITARY SHARES

[QUOIN PHARMACEUTICALS, LTD.]

The undersigned holder hereby exercises the right to purchase _________________ American Depositary Shares (“Warrant Shares”) of [Quoin Pharmaceuticals, Ltd.], an Israeli company (the “Company”), evidenced by the attached Warrant to Purchase American Depositary Shares (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________ a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________ a “Cashless Exercise” with respect to _______________ Warrant Shares, resulting in a delivery obligation of the Company to the Holder of __________ ADSs representing the applicable Net Number.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

4. Please issue the ADSs into which the Warrant is being exercised to the Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to: ________________________________

________________________________

Address: _________________________________________

Telephone Number: ________________________________

Email Address: ________________________________

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant: ________________________________

DTC Number: _________________________________________

Account Number: ________________________________

Authorization: _

By:
Title:
Dated:

Account Number (if electronic book entry transfer): _

Transaction Code Number (if electronic book entry transfer): ______

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

2

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [●] to issue the above indicated number of ADSs in accordance with the Transfer Agent Instructions dated [●] from the Company and acknowledged and agreed to by [●].

[QUOIN PHARMACEUTICALS, LTD.]

By:
Name:
Title:

3

EXHIBIT III

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[●]

[●]

[●]

Telephone:	[●]
Facsimile:	[●]
Attention:	[●]
E-mail:	[●]

Re: [Quoin Pharmaceuticals, Ltd.]

Ladies and Gentlemen:

[We are][I am] counsel to [Quoin Pharmaceuticals, Ltd.], an Israeli company (formerly known as Cellect Biotechnology Ltd.) (the “Company”) pursuant to that certain Agreement and Plan of Merger among the Company, [●], a Delaware corporation and wholly owned subsidiary of the Company, and Quoin Pharmaceuticals, Inc., a Delaware corporation (“PrivateCo”), dated as of [●], 2021 (the “Merger Agreement”), and have represented PrivateCo, and from and after the completion of the transactions contemplated by the Merger Agreement, the Company, in connection with (i) that certain Securities Purchase Agreement, dated as of [●], 2021, entered into by and among PrivateCo, and the buyers named therein (collectively, the “Holders”) pursuant to which PrivateCo issued to the Holders warrants exercisable for shares of PrivateCo’s common stock, par value $0.01 per share, which were exchanged for identical PublicCo warrants to purchase ADSs (as defined below) (the “Exchange Warrants”) and (ii) that certain Securities Purchase Agreement, dated as of [●], 2021, entered into by and among the Company, PrivateCo, and the Holders pursuant to which PrivateCo issued to the Holders shares of common stock, par value $0.01 per share, of PrivateCo, and the Company issued to the Holders three series of warrants (together with the Exchange Warrants, the “Warrants”) exercisable for the Company’s American Depositary Shares (“ADSs”), each representing one hundred (100) of the Company’s ordinary shares, no par value per share (the “Ordinary Shares”). The Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the ADSs issued and issuable upon exercise of the Warrants under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 20__, the Company filed a Registration Statement on Form F-3 (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing instruction to you that the ADSs are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of ADSs to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated [●].

Very truly yours,

[ISSUER’S COUNSEL]

By:

CC:	[LIST NAMES OF HOLDERS]

4

EXHIBIT H-1

Form of Opinion of PrivateCo’s Counsel

_____ __, 2021

Buyers under the

Securities Purchase Agreement

Re: Securities Purchase Agreement dated March __, 2021 by and among Quoin Pharmaceuticals, Inc., Cellect Biotechnology Ltd. and each of the investors listed on the Schedule of Buyers thereto

Ladies and Gentlemen:

We have acted as counsel to Quoin Pharmaceutics, Inc., a Delaware corporation (the “Company”) in connection with the offer and sale by the Company of shares of its Common Stock (the “Shares”) pursuant to the Securities Purchase Agreement dated as of March [●], 2021 (the “Purchase Agreement”), by and among the Company, Cellect Biotechnology Ltd. (“Cellect”) and the investors set forth on the Schedule of Buyers to the Purchase Agreement. This opinion is being delivered to you pursuant to Section 8(iii) of the Purchase Agreement All capitalized terms used herein and not otherwise defined herein have definitions specified in the Purchase Agreement.

In connection with rendering this opinion, we have examined originals, certified copies or copies otherwise identified as being true copies of the following:

(a) the Purchase Agreement;

(b) Securities Escrow Agreement dated as of [●], 2021 (the “Securities Escrow Agreement”), by and among the Company, Cellect, Altium Growth Fund, LP and the Bank of New York Mellon, as Escrow Agent;

(c) Lock-Up Agreements dated as of [●], 2021 (collectively, the “Lock-Up Agreements”, together with the Securities Escrow Agreement and the Purchase Agreement, the “Transaction Agreements”), by and among the Company, Cellect and the persons named therein;

(d) The certificate of Michael Myers, Chief Executive Officer of the Company, dated the date hereof, a copy of which is attached as Exhibit A hereto (the “Company Certificate”); and

(e) Such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

Except as otherwise stated herein, as to factual matters we have, with your consent, relied upon the foregoing, and upon oral and written statements and representations of officers and other representatives of the Company, and others, including the factual representations and warranties of the Company in the Transaction Agreements. We have not independently verified such factual matters.

We are opining as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of New York, and the Delaware General Corporation Law and we express no opinion with respect to the applicability to the opinions expressed herein, or the effect thereon, of the laws of any other jurisdiction We express no opinion as to any state or federal laws or regulations applicable to the subject transactions because of the legal or regulatory status of any parties to the Transaction Agreements or the legal or regulatory status of any of their affiliates.

5

In addition, we have examined originals or copies authenticated to our satisfaction of such corporate records, certificates of officers of the Company and public officials, and other documents as we have deemed relevant or necessary in connection with our opinions set forth herein. We have relied, without independent verification, on certificates of public officials and, as to questions of fact material to such opinions, upon the representations of the Company set forth in the Transaction Agreements, certificates of officers and other representatives of the Company and factual information we have obtained from such other sources as we have deemed reasonable. We have assumed without investigation that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter. We have not independently verified the accuracy of the matters set forth in the written statements or certificates upon which we have relied, nor have we undertaken any lien, suit or judgment searches or searches of court dockets in any jurisdiction. For purposes of the opinions in paragraphs 1 and 2, we have relied exclusively upon certificates issued by a governmental authority in the relevant jurisdiction, and such opinions are not intended to provide any conclusion or assurance beyond that conveyed by these certificates.

We have assumed (i) the genuineness and authenticity of all documents examined by us and all signatures thereon, and the conformity to originals of all copies of all documents examined by us; (ii) that the execution, delivery and/or acceptance of the Transaction Agreements have been duly authorized by all action, corporate or otherwise, necessary by the parties to the Transaction Agreements other than the Company (the “Other Parties”); (iii) the legal capacity of all natural persons executing the Transaction Agreements; (iv) that each of the Other Parties has satisfied those legal requirements that are applicable to it to the extent necessary to make the Transaction Agreements enforceable against it; (v) the Transaction Agreements constitute valid and binding obligations of the Other Parties and are enforceable against the Other Parties in accordance with their terms; (vi) that each of the Other Parties has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Transaction Agreements; (vii) that the Transaction Agreements accurately describe and contain the mutual understandings of the parties, and that there are no oral or written statements or agreements or usages of trade or courses of prior dealings among the parties that would modify, amend or vary any of the terms of the Transaction Agreements; (viii) that the Other Parties will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Transaction Agreements; (ix) the constitutionality or validity of a relevant statute, rule, regulation or agency action is not in issue; (x)all agreements, other than the Transaction Agreements, with respect to which we have provided advice in our letter or reviewed in connection with our letter would be enforced as written; (xi) that there has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence; and (xii) that each of the Parties and any agent acting for it in connection with the Transaction Agreements have acted without notice of any defense against the enforcement of any rights created by, or adverse claim to any property transferred pursuant to, the Transaction Agreements.

As used in this letter with respect to any matter, the qualifying phrase “to our knowledge” or “our actual knowledge” or such similar phrase limits the statements it qualifies to the conscious awareness of facts or other information by: (i) the lawyer signing this opinion; or (ii) any lawyer who has had active involvement in negotiating or preparing the Transaction Agreements or preparing this opinion. In this regard, it is noted that we have not made any special review or investigation in connection with any statement so qualified.

6

Based on the foregoing, and in reliance thereon, and subject to the qualifications, limitations and exceptions stated herein, we are of the opinion, having due regard for such legal considerations as we deem relevant, that:

1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

2. The Company is qualified to transact business as a foreign corporation under the laws of the State of Virginia.

3. The Company has the corporate power and authority to (i) own or lease its properties and to conduct its business as presently conducted, and (ii) execute, deliver and perform the Transaction Agreements. All corporate action necessary for the authorization, execution and delivery of the Transaction Agreements by the Company and the performance by the Company of the obligations to be performed by the Company as of the date hereof under the Transaction Agreements, including the issuance of Shares has been taken on the part of the Company’s directors and stockholders.

4. The Company has duly executed and delivered each of the Transaction Agreements.

5. Each of the Transaction Agreements is a valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

6. The execution and delivery by the Company of each of the Transaction Agreements and the performance by the Company of its obligations thereunder and the consummation of the transaction contemplated thereby, did not, and do not (i) violate any provision of the organizational documents of the Company, (ii) violate any law, rule or regulation of any U.S. federal, State of Delaware or State of New York governmental authority applicable to the Company, (iii) require the Company to obtain any approval, consent or waiver of, or make any filing with, any governmental agency or body (other than (a) approvals, consents or waivers already obtained or filings already made and (b) approvals, consents, waivers, authorizations or orders under state securities or blue sky laws as to which we express no opinion), (iv) require the consent or authorization of, or approval by, or notice to, any party to any material instrument, contract or agreement of which we have knowledge to which the Company is a party, including all agreements and instruments that have been publicly filed as an exhibit to the Form F-4 registration statement by Cellect in connection with its merger with the Company (all such material instruments, contracts and agreements, the “Publicly Filed Documents”), except for such consents, authorizations, approvals or notices that (assuming the power and authority of the consenting entity and the authority and capacity of the person signing on its behalf) have been obtained or made, (v) result in a violation of, or constitute a default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a default) under, or give rise to any right of termination, cancellation or acceleration under any of the Publicly Filed Documents, (vi) violate any judgment, order or decree of which we have knowledge to which the Company is a party or by which any of its assets or properties is bound, or (vii) create any lien or security interest under any of the Publicly Filed Documents on or in any of the properties of the Company that will have a material adverse effect on the financial condition of the Company.

7. When so issued in accordance with the terms of the Purchase Agreement, the Shares will be duly authorized and validly issued and fully paid and non-assessable. When so issued, the Shares will be free of any and all liens and charges and preemptive rights contained in the Company’s certificate of incorporation or bylaws or any of the Publicly Filed Documents. There are no securities or instruments of the Company containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares. There are, to our knowledge, no options or warrants to purchase, or preemptive or similar rights with respect to, any of the capital stock of the Company, or any written agreements providing for the purchase, issuance or sale of any shares of the capital stock of the Company, except for the Agreement and the Securities Purchase Agreement for the issuance of senior secured notes and warrants dated March 2021.

7

8. Assuming the accuracy of the representations and warranties of the Buyers set forth in the Purchase Agreement, the offer, issuance, sale and delivery of the Shares pursuant to, and in the manner contemplated by, the Purchase Agreement do not require registration under the Securities Act of 1933, as amended (the “Securities Act”).

9. The Company is not, and after giving effect to the offering and sale of the Shares, and the application of the proceeds thereof as described in the Purchase Agreement will not be, required to register as an Investment Company under the Investment Company Act of 1940, as amended.

Our opinions as herein expressed are subject to the following qualifications and limitations:

1. Our opinions are subject to the effect of federal and state bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other laws relating to or affecting the rights of secured or unsecured creditors generally (or affecting the rights of only creditors of specific types of debtors), with respect to which we express no opinion.

2. Our opinions are subject to limitations imposed by general principles of equity or public policy upon the enforceability of any of the remedies, covenants or other provisions of the Transaction Agreements, including, without limitation, concepts of materiality, good faith and fair dealing and upon the availability of injunctive relief or other equitable remedies, and the application of principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity).

3. Our opinions are subject to the invalidity under certain circumstances under law or court decisions of provisions for the indemnification or exculpation of or contribution to a party with respect to a liability where such indemnification, exculpation or contribution is contrary to public policy; and

4. We express no opinion with respect to (i) consents to, or restrictions upon, governing law, jurisdiction, venue or arbitration; (ii) advance consent to the availability of, or restrictions upon, remedies or judicial relief; (iii) advance waivers of claims, defenses, rights granted by law, or notice, opportunity for hearing, evidentiary requirements, statutes of limitation, trial by jury or at law, or other procedural rights; (iv) waivers of broadly or vaguely stated rights; (v) waivers of the obligations of good faith, fair dealing, diligence and reasonableness and waivers of unknown future defenses; (vi) provisions for exclusivity, election or cumulation of rights or remedies; (vii) provisions authorizing or validating conclusive or discretionary determinations; (viii) grants of setoff rights; (ix) provisions for the payment of attorneys’ fees where such payment is contrary to law or public policy; (x) proxies, stock or bond powers and trusts; (xi) provisions for liquidated damages, default interest, late charges, monetary penalties, prepayment or make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty; (xii) provisions permitting, upon acceleration of any indebtedness, collection of that portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon; (xiii) the severability, if invalid, of provisions to the foregoing effect; (xiv) provisions that limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct, unlawful conduct, or violations of federal or state securities laws or regulations or public policy; (xv) provisions that may permit a party that has materially failed to render or offer performance required by the contract to cure that failure unless (i) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (ii) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract; and (xvi) provisions that limit enforcement of time is of-the-essence clauses.

8

Insofar as our opinions require interpretation of the Publicly Filed Documents, (i) we have assumed that all courts of competent jurisdiction would enforce such agreements in accordance with their plain meaning, (ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of the State of New York in resolving such questions, although certain of the Publicly Filed Documents may be governed by other laws which differ from New York law, (iii) we express no opinion with respect to a breach or default under any Publicly Filed Document that would occur only upon the happening of a contingency, and (iv) we express no opinion with respect to any matters which require the performance of a mathematical calculation or the making of a financial or accounting determination.

Except as expressly set forth herein, we express no opinion as to federal or state securities laws, tax laws, antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws, compliance with fiduciary duty requirements, pension or employee benefit laws, usury laws, environmental laws, margin regulations, FINRA rules or stock exchange rules (without limiting other laws excluded by customary practice).

This opinion is rendered on the date hereof, and we have no continuing obligation hereunder to inform you of changes of law or fact subsequent to the date hereof or facts of which we have become aware after the date hereof.

This opinion is solely for your benefit and may not be furnished to, or relied upon by, any other person or entity without the express prior written consent of the undersigned. This opinion is limited to the matters set forth herein; no opinion may be inferred or implied beyond the matters expressly stated in this letter.

Very truly yours,

DRAFT

9

EXHIBIT H-2

Form of Opinion of PublicCo’s Counsel

10

____________________, 2021

To the Buyers under the Purchase Agreement

Re:	Securities Purchase Agreement dated March __, 2021 by and among Quoin Pharmaceuticals, Inc., Cellect Biotechnology Ltd. and each of the investors listed on the Schedule of Buyers attached thereto

Ladies and Gentlemen:

We have acted as counsel to Cellect Biotechnology Ltd., an Israeli company limited by shares (the “Company”), in connection with the transactions contemplated by a Securities Purchase Agreement dated as of March __, 2021 (the “Purchase Agreement”) by and among the Company, Quoin Pharmaceuticals, Inc., a Delaware corporation (“Quoin”), and the investors listed on the Schedule of Buyers attached to the Purchase Agreement. This letter is being delivered to you pursuant to Section 8(iv) of the Purchase Agreement. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

We have examined (i) the Purchase Agreement; (ii) the Series A Warrants; (iii) the Series B Warrants; (iv) the Series C Warrants; (v) the Exchange Warrants; (vi) the Registration Rights Agreement dated as of March __, 2021 between the Company and you; (vii) the Securities Escrow Agreements dated as of March __, 2021 by and among each Investor Representative (as defined therein), on the one hand, and the Company, Quoin and The Bank of New York Mellon acting as escrow agent on the other hand; (viii) the irrevocable instructions to the Company’s Transfer Agent; (ix) the Lock-Up Agreements; (x) the Leak-Out Agreements (the agreements and other documents set forth in (i) through (x) above, the “Transaction Documents”); (xi) the Registration Statement on Form F-4 (Registration Statement No. 333-__________) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”); (xii) the prospectus supplement, dated __________, 2021, and filed with the Commission pursuant to Rule 424(b) under the Securities Act (the “Prospectus”); and (xiii) such other corporate records, certificates and other documents that we have deemed necessary or appropriate for purposes of rendering this letter.

As to certain factual matters relevant to this letter, we have relied conclusively upon originals or copies, certified or otherwise identified to our satisfaction, of such records, agreements, documents and instruments, including certificates of officers of the Company, as we have deemed appropriate as a basis for the opinions hereinafter set forth. Except to the extent expressly set forth herein, we have made no independent investigations with regard to matters of fact, and, accordingly, we do not express any opinion as to matters that might have been disclosed by independent verification. In rendering our opinions, we have relied as to factual matters upon the representations, warranties and other statements made in the Purchase Agreement. We have also assumed that the books and records of the Company are maintained in accordance with proper corporate procedures and that any representations made “to the knowledge of” or similarly qualified are true, correct and complete without such qualification.

11

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, it is our opinion that:

(i) The Transaction Documents constitute valid and binding agreements or obligations of the Company, enforceable against the Company in accordance with their respective terms.

(ii) The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Exchange Shares, the Warrants and the Warrant Shares in accordance with the terms and conditions of the Transaction Documents, and the compliance by the Company with the terms thereof, do not and will not result in a violation of, or constitute a default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a default) under, or give rise to any right of termination, cancellation or acceleration under (x) any applicable U.S. statute, law, rule or regulation, which in our experience is typically applicable to transactions of the nature contemplated by the Transaction Documents, or the Principal Market, or (y) any order, writ, injunction or decree known to us to be applicable to the Company, or (z) any other agreement, note, lease, mortgage, deed or other instrument to which the Company is a party or by which the Company is bound or affected that have been publicly filed as an exhibit to the Registration Statement (all such material instruments, contracts and agreements, the “Publicly Filed Documents”). None of the Company’s capital stock is subject to preemptive rights or other rights of the stockholders of the Company pursuant to any agreement, note, lease, mortgage deed or other instrument known to us to be applicable to the Company, including the Publicly Filed Documents.

(iii) Based on, and assuming the accuracy of, each Buyer’s representations in the Purchase Agreement, the offer and sale of the Warrants in accordance with the Purchase Agreement and the issuance and delivery of the Warrant Shares in accordance with the Transaction Documents (assuming the Warrants were exercised by the Buyers in accordance with their terms on the date of this letter) constitute transactions exempt from the registration requirements of the Securities Act of 1933, as amended.

(iv) The Registration Statement has been declared effective under the Securities Act of 1933; any required filing of a prospectus pursuant to Rule 424(b) under the Securities Act of 1933 has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, based on a review of the Stop Orders page of the Securities and Exchange Commission’s website, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the SEC.

(v) No authorization, approval, consent, filing or other order of any United States federal governmental body, regulatory agency, self-regulatory organization or stock exchange or market is required to be obtained or made by the Company to enter into and perform its obligations under the Transaction Documents, or for the issuance of the Exchange Shares and the issuance and sale of the Warrants or the Warrant Shares in accordance with the Transaction Documents, except (a) in the case of the Warrants and the Warrant Shares, the filing of a Form D under Regulation D of the Securities Act of 1933, as amended, (b) the filing of a Form 6-K pursuant to the Securities Exchange Act of 1934, as amended, (c) under applicable securities or “blue sky” laws of the states of the United States as to which we express no opinion, (d) such authorizations, approvals, consents and filings that have been obtained or made.

(vi) Neither the Company nor any PublicCo Subsidiary is an “investment company” or any entity controlled by an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

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Our opinions are subject to the following qualifications and assumptions:

(a) We have assumed (i) the genuineness and authenticity of all documents examined by us and all signatures thereon, and the conformity to originals of all copies of all documents examined by us; (ii) that the execution, delivery and/or acceptance of the Transaction Documents have been duly authorized by all action, corporate or otherwise, necessary by the parties to the Transaction Documents other than the Company (the “Other Parties”); (iii) the legal capacity of all natural persons executing the Transaction Documents; (iv) that each of the Other Parties has satisfied those legal requirements that are applicable to it to the extent necessary to make the Transaction Documents enforceable against it; (v) the Transaction Documents constitute valid and binding obligations of the Other Parties and are enforceable against the Other Parties in accordance with their terms; (vi) that each of the Other Parties has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Transaction Documents; (vii) that the Transaction Documents accurately describe and contain the mutual understandings of the parties, and that there are no oral or written statements or agreements or usages of trade or courses of prior dealings among the parties that would modify, amend or vary any of the terms of the Transaction Documents; (viii) that the Other Parties will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Transaction Documents; (ix) the constitutionality or validity of a relevant statute, rule, regulation or agency action is not in issue; (x) all agreements, other than the Transaction Documents, with respect to which we have provided advice in our letter or reviewed in connection with our letter would be enforced as written; (xi) that there has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence; and (xii) that each of the Company and the Other Parties and any agent acting for any of them in connection with the Transaction Documents have acted without notice of any defense against the enforcement of any rights created by, or adverse claim to any property transferred pursuant to, the Transaction Documents; and (xii) the Company’s representations made to you in the Purchase Agreement are accurate and complete.

(b) Enforcement of the Transaction Documents is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether considered in a proceeding in equity or at law).

(c) We express no opinion as to (i) the enforceability of any indemnification or contribution or other provisions contained in any agreement insofar as enforcement of these provisions may be limited by applicable federal securities laws or principles of public policy; (ii) consents to, or restrictions upon, governing law, jurisdiction, venue or arbitration; (iii) advance consent to the availability of, or restrictions upon, remedies or judicial relief; (iv) advance waivers of claims, defenses, rights granted by law, or notice, opportunity for hearing, evidentiary requirements, statutes of limitation, trial by jury or at law, or other procedural rights; (v) waivers of broadly or vaguely stated rights; (vi) waivers of the obligations of good faith, fair dealing, diligence and reasonableness and waivers of unknown future defenses; (vii) provisions for exclusivity, election or cumulation of rights or remedies; (viii) provisions authorizing or validating conclusive or discretionary determinations; (ix) grants of setoff rights; (x) provisions for the payment of attorneys’ fees where such payment is contrary to law or public policy; (xi) proxies, stock or bond powers and trusts; (x) provisions for liquidated damages, default interest, late charges, monetary penalties, penalties, prepayment or make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty; (xii) provisions permitting, upon acceleration of any indebtedness, collection of that portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon; (xiii) the severability, if invalid, of provisions to the foregoing effect; (xiv) provisions that limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct, unlawful conduct, or violations of federal or state securities laws or regulations or public policy; (xv) provisions that may permit a party that has materially failed to render or offer performance required by the contract to cure that failure unless (i) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (ii) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract; and (xvi) provisions that limit enforcement of time is of-the-essence clauses.

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(d) To the extent that any opinion expressed herein is limited or qualified by reference to our knowledge or known to us, our knowledge is based upon the actual knowledge of lawyers in this firm engaged in the representation of the Company in connection with the transactions contemplated by the Purchase Agreement. We have undertaken no general inquiry of lawyers in this firm or review of our files.

Our opinions set forth herein are limited to the federal laws of the United States and, solely with respect to the opinion set forth in paragraphs (i), (ii) and (v) above, the laws of the State of New York. We do not express any opinion herein concerning any other laws.

This letter is provided to you for your use solely in connection with the transactions contemplated by the Purchase Agreement and may not be used, circulated, quoted or otherwise relied upon by any other person or for any other purpose without our express written consent. Our opinions expressed herein are as of the date hereof, and we undertake no obligation to advise you of any changes in applicable law or any other matters that may come to our attention after the date hereof that may affect our opinions expressed herein.

Very truly yours,

DRAFT

14

____________________, 2021

To the investors listed on the Schedule of Buyers attached to the Purchase Agreement (as defined below)

Re:	Securities Purchase Agreement dated March __, 2021 by and among Quoin Pharmaceuticals, Inc., Cellect Biotechnology Ltd. and each of the investors listed on the Schedule of Buyers attached thereto

Ladies and Gentlemen,

Reference is hereby made to that certain securities purchase agreement, dated as of _____, 2021 (the “Purchase Agreement”), entered into by and among Quoin Pharmaceuticals, Inc., a Delaware corporation, with headquarters located at 42127 Pleasant Forest Ct, Ashburn, VA 20148, Cellect Biotechnology Ltd., an Israeli company, with headquarters located at 24 Hata’as Street, Kfar Saba, Israel 44425 (“PublicCo” or the “Company”), and each of the investors listed on the Schedule of Buyers attached thereto.

This opinion is being rendered to you pursuant to Section 8(iv) of the Purchase Agreement, and all terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. We have acted as counsel for the Company in connection with the negotiation of the Purchase Agreement. As such counsel, we have reviewed:

a.	the Purchase Agreement;

b.	the Series A Warrants;

c.	the Series B Warrants;

d.	the Series C Warrants;

e.	the Exchange Warrants;

f.	the Registration Rights Agreement dated as of March __, 2021 between the Company and the investors listed on the Schedule of Buyers attached thereto;

g.	the Securities Escrow Agreements dated as of March __, 2021 by and among each Investor Representative (as defined therein), on the one hand, and the Company, Quoin and The Bank of New York Mellon acting as escrow agent on the other hand;

h.	the irrevocable instructions to the Company’s Transfer Agent;

i.	the Lock-Up Agreements;

j.	the Leak-Out Agreements;

k.	the resolution of the Board of Directors of the Company dated ____, 2021, and the minutes of the meeting of the shareholders of the Company dated ____, 2021, relating to the Purchase Agreement;

l.	the Articles of Association of the Company, which, together with the agreements and other documents set forth in (a) through (k) above, collectively referred to herein as the “PublicCo Transaction Documents”; and

m.	the corporate records and such other documents of the Company which are contained in our files as we deem necessary or appropriate in order to enable us to express the opinions hereinafter set forth.

15

In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

As used in this opinion, the expressions “to our knowledge”, “known to us” or similar language with reference to matters of fact means that, after an examination of documents made available to us by the Company, and after inquiries of officers of the Company, but without any further independent factual investigation, we find no reason to believe that the opinions expressed herein are factually incorrect. Further, the expressions “to our knowledge”, “known to us” or similar language with reference to matters of fact refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the transactions contemplated by the PublicCo Transaction Documents. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinion set forth below.

For purposes of this opinion, we are assuming that you have all requisite power and authority, and, to the extent applicable, have taken any and all necessary corporate or partnership action, to execute and deliver the Purchase Agreement and all related agreements, and we are assuming that the representations and warranties made by you in the Purchase Agreement and pursuant thereto are true and correct. We express no opinion as to (i) the effect of any bankruptcy, insolvency, reorganization, receivership, arrangement, moratorium, or similar laws relating to or affecting the rights of creditors and secured parties, or (ii) the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance, injunctive relief or other equitable remedies whether considered in a proceeding in equity or at law.

We express no opinion as to compliance with the anti-fraud provisions of applicable securities laws.

We are members of the Bar of the State of Israel, we express no opinion as to any matter relating to the laws of any jurisdiction other than the laws of the State of Israel as the same are in force on the date hereof and we have not, for the purpose of giving this opinion, made any investigation of the laws of any other jurisdiction. In addition, we express no opinion as to any documents, agreements or arrangements other than those subject to the laws of the State of Israel, if any.

We express no opinion as to the legality, validity, binding nature or enforceability of any provision of any of the PublicCo Transaction Documents, providing for the payment or reimbursement of costs or expenses or indemnifying a party, to the extent such provisions may be excessive amount or held to be unenforceable as contrary to public policy.

We have assumed that there are no agreements or understandings between or among the Company, you or any third party entitled to rely thereon which would expand, modify or otherwise affect the terms of the PublicCo Transaction Documents or the respective rights or obligations of the parties thereunder and that the PublicCo Transaction Documents correctly and completely set forth the intent of all parties thereto. In addition, we have assumed, without investigation that the PublicCo Transaction Documents do not contain any material untrue statement and do not omit to state a material fact necessary in order to make the statements contained therein not misleading. We have not undertaken any independent investigation to determine the existence or absence of any fact.

16

Based upon and subject to the foregoing, and subject to the qualifications hereinafter appearing, as set forth in the Purchase Agreement and to any factual matters, documents or events not disclosed to us in our above-mentioned examination, we are of the opinion that:

PublicCo and each PublicCo Subsidiary is an entity duly formed and validly existing under the laws of the state of its formation and is in good standing under such laws. PublicCo and each PublicCo Subsidiary has the requisite power to own, lease and operate its properties and to conduct its business as presently conducted. PublicCo and each PublicCo Subsidiary is duly qualified to do business and is in good standing in each jurisdiction in which PublicCo conducts business.

PublicCo has the requisite corporate power and authority to execute, deliver and perform all of its obligations under the PublicCo Transaction Documents, including, without limitation, the issuance of the Exchange Shares, the Warrants and the Warrant Shares, in accordance with the terms thereof. The execution and delivery of the PublicCo Transaction Documents by PublicCo and the consummation by it of the transactions contemplated therein (including, without limitation, the issuance of the Exchange Shares and the issuance and sale of the Warrants) have been duly authorized by PublicCo’s Board of Directors and no further consent or authorization of PublicCo, its Board of Directors or its stockholders is required therefor. The PublicCo Transaction Documents have been duly executed and delivered by PublicCo. The PublicCo Transaction Documents constitute valid and binding agreements or obligations of PublicCo, enforceable against PublicCo in accordance with their respective terms.

The execution, delivery and performance of the PublicCo Transaction Documents by PublicCo and the consummation by PublicCo of the transactions contemplated thereby, including, without limitation, the issuance of the Exchange Shares, the Warrants and the Warrant Shares, and the compliance by PublicCo with the terms thereof (a) do not and will not result in a violation of, or constitute a default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a default) under, or give rise to any right of termination, cancellation or acceleration under (i) PublicCo’s Articles of Association, (ii) any agreement, note, lease, mortgage, deed or other instrument to which PublicCo is a party or by which PublicCo is bound or affected that has been publicly filed or (iii) any applicable law, rule or regulation of the State of Israel, and (b) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

When so issued, the Exchange Shares, the Warrants and the Warrant Shares will be duly authorized and validly issued, fully paid and nonassessable, and free of any and all liens and charges and preemptive or similar rights contained in PublicCo’s Articles of Association or any agreement, note, lease, publicly filed mortgage deed or other instrument to which is a party or by which PublicCo is bound that are Publicly Filed Documents. The Warrant Shares have been duly and validly authorized and reserved for issuance by all proper corporate action.

17

As of the date hereof, the authorized capital stock of PublicCo consists of [500,000,000] ordinary shares, no par value per share, of which as of the date hereof, 390,949,079 shares are issued and outstanding, 58,600,000 shares are reserved for issuance pursuant to PublicCo’s stock option and purchase plans, of which 44,895,227 shares are subject to outstanding PublicCo options granted under the PublicCo stock plans and none are subject to outstanding PublicCo restricted stock units, and 69,472,680 shares are reserved for issuance pursuant to securities (other than the aforementioned options) exercisable or exchangeable for, or convertible into, ordinary shares. None of PublicCo’s capital stock is subject to preemptive rights or other rights of the stockholders of PublicCo pursuant to PublicCo’s Articles of Association or applicable law or pursuant to any agreement, note, lease, mortgage deed or other instrument to which PublicCo is a party or by which PublicCo is bound that is a Publicly Filed Document. There are no securities or instruments of PublicCo containing anti-dilution or similar provisions that will be triggered by the issuance of the Exchange Shares, the Warrants or the Warrant Shares.

To our knowledge, no action, suit, proceeding, inquiry or investigation before or by any court, public board or body or any governmental agency or self-regulatory organization is pending or threatened against PublicCo or any of the PublicCo Subsidiaries or any of their properties or assets.

No authorization, approval, consent, filing or other order of any Israeli governmental body, regulatory agency, self-regulatory organization or stock exchange or market, or the stockholders of PublicCo, or any court or to our knowledge, any third party, is required to be obtained by PublicCo to enter into and perform its obligations under the PublicCo Transaction Documents, or for the issuance of the Exchange Shares and the issuance and sale of the Warrants or the Warrant Shares in accordance with the PublicCo Transaction Documents or for the exercise of any rights and remedies under any PublicCo Transaction Documents.

__________________________

Doron, Tikotzky, Kantor, Gutman, Nass & Gross

Advocates & Notaries

18

EXHIBIT I

Form of Secretary’s Certificate

SECRETARY’S CERTIFICATE

The undersigned hereby certifies that such signatory is the duly elected, qualified and acting Secretary of [Quoin Pharmaceuticals, Inc., a Delaware corporation / Cellect Biotechnology Ltd., an Israeli company] (the “Company”), and that, as such, such signatory is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of March 24, 2021, by and among the Company, [Quoin Pharmaceuticals, Inc. / Cellect Biotechnology Ltd.], and the investors listed on the Schedule of Buyers attached thereto (the “Securities Purchase Agreement”), and further certifies in such official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

(i)	Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions of the Board of Directors of the Company, dated March [●], 2021. The resolutions contained in Exhibit A have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof, and are now in full force and effect.

(ii)	Attached hereto as Exhibit B is a true, correct and complete copy of the [Certificate of Incorporation / Articles of Association] of the Company, together with any and all amendments thereto, and no action has been taken to further amend, modify or repeal such [Certificate of Incorporation / Articles of Association], the same being in full force and effect in the attached form as of the date hereof.

(iii)	[Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.]

(iv)	Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature

19

IN WITNESS WHEREOF, the undersigned has hereunto set such signatory’s hand as of this [●] day of [●], 2021.

[Name]
Secretary

I, [Name], [Title], hereby certify that [Name] is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is such person’s true signature.

[Name]
[Title]

20

EXHIBIT A

Resolutions

21

EXHIBIT B

[Certificate of Incorporation / Articles of Association]

22

[EXHIBIT C

Bylaws]

23

EXHIBIT J

Form of Officer’s Certificate

OFFICER’S CERTIFICATE

The undersigned Chief Executive Officer of [Quoin Pharmaceuticals, Inc., a Delaware corporation / Cellect Biotechnology Ltd., an Israeli company] (the “Company”), hereby represents, warrants and certifies to the Buyers (as defined below), pursuant to Section 8(xii) of the Agreement (as defined below), as follows:

1.	The representations and warranties of the Company set forth in Section [3/4] of the Securities Purchase Agreement, dated as of March 24, 2021 (the “Agreement”), by and among the Company, [Quoin Pharmaceuticals, Inc. / Cellect Biotechnology Ltd.] and the investors identified on the Schedule of Buyers attached to the Agreement (the “Buyers”), are true and correct in all respects as of the date when made and as of the date hereof (except for representations and warranties that speak as of a specific date, which are true and correct as of such specified date).

2.	The Company has no reason to believe that the Closing (as defined in the Merger Agreement) will not occur.

2.	The Company has performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the [PrivateCo / PublicCo] Transaction Documents to be performed, satisfied and complied with by the Company as of the date hereof.

Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this certificate this [●] day of [●], 2021.

Name:
Title:	Chief Executive Officer

24

EXHIBIT K

Form of Lock-Up Agreement

Cellect Biotechnology Ltd.

[●], 2021

Cellect Biotechnology Ltd.

23 Hata’as Street

Kfar Saba, Israel 44425

Attention: Shai Yarkoni, CEO

Email: shai@cellect.co

Re: Cellect Biotechnology Ltd. - Lock-Up Agreement

Dear Sirs:

This Lock-Up Agreement is being delivered to you in connection with the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of March 24, 2021 by and among Quoin Pharmaceuticals, Inc. (“PrivateCo”), Cellect Biotechnology Ltd. to be renamed “[Quoin Pharmaceuticals, Ltd.]” (“PublicCo”) and the investors party thereto (the “Buyers”), with respect to the issuance of (i) shares of PrivateCo’s common stock, par value $0.01 per share (the “PrivateCo Common Stock”), and (ii) three series of warrants (the “Warrants”), which Warrants will be exercisable to purchase PublicCo’s American Depositary Shares (“ADSs”), each representing one hundred (100) of PublicCo’s ordinary shares, no par value per share (the “PublicCo Ordinary Shares,” and together with the ADSs and the PrivateCo Common Stock, the “Common Stock”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

In order to induce the Buyers to enter into the Securities Purchase Agreement, the undersigned agrees that, commencing on the date hereof and ending on the date that is ninety (90) calendar days after the earliest of (x) such time as all of the Registrable Securities may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), (y) the one (1) year anniversary of the Closing Date, and (z) the date that the Demand Registration Statement (as defined in the Registration Rights Agreement) has been declared effective by the Securities and Exchange Commission; provided that, this clause (z) shall only apply if there are no Cutback Shares (as defined in the Registration Rights Agreement) arising from the Demand Registration Statement, the undersigned will not, and will cause all affiliates (as defined in Rule 144 promulgated under the 1933 Act) of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned not to, (A) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of Common Stock or Common Stock Equivalents, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to any shares of Common Stock or Common Stock Equivalents owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (collectively, the “Undersigned’s Shares”), or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Undersigned’s Shares, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of shares of Common Stock or other securities, in cash or otherwise, (C) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or Common Stock Equivalents or (D) publicly disclose the intention to do any of the foregoing.

The foregoing restriction is expressly agreed to preclude the undersigned, and any affiliate of the undersigned and any person in privity with the undersigned or any affiliate of the undersigned, from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if the Undersigned’s Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned’s Shares.

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Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) by will or intestate succession to the immediate family of the undersigned, provided that the transferee agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated by the immediately preceding sentence, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with PublicCo’s transfer agent (the “Transfer Agent”) and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

In order to enforce this covenant, PublicCo shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Lock-Up Agreement.

The undersigned acknowledges that the execution, delivery and performance of this Lock-Up Agreement is a material inducement to each Buyer to complete the transactions contemplated by the Securities Purchase Agreement and that PublicCo shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Lock-Up Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Securities Purchase Agreement.

The undersigned understands and agrees that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

This Lock-Up Agreement may be executed in two counterparts, each of which shall be deemed an original but both of which shall be considered one and the same instrument.

This Lock-Up Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflicting provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied. In furtherance of the foregoing, the internal laws of the State of New York will control the interpretation and construction of this Lock-Up Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

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Very truly yours,

Exact Name of Stockholder

Authorized Signature

Title

Agreed to and Acknowledged:

CELLECT BIOTECHNOLOGY LTD.

By:
Name:
Title:

QUOIN PHARMACEUTICALS, INC.

By:
Name:
Title:

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EXHIBIT L

Form of Leak-Out Agreement

LEAK-OUT AGREEMENT

_________ __, 2021

This agreement (the “Leak-Out Agreement”) is being delivered to you in connection with an understanding by and between Cellect Biotechnology Ltd., an Israeli company, to be renamed [Quoin Pharmaceuticals, Ltd.] (the “Company”), and the person or persons named on the signature pages hereto (collectively, the “Holder”).

Reference is hereby made to (i) that certain Securities Purchase Agreement (as amended from time to time, the “Securities Purchase Agreement”), dated March 24, 2021, by and among the Company, Quoin Pharmaceuticals, Inc., a Delaware corporation (“PrivateCo”), the Holder and the other investors listed on the signature pages attached thereto (such other investors, the “Other Holders”) in connection with the offering, pursuant to which (x) PrivateCo has agreed to issue to the Holder PrivateCo’s shares (the “Common Shares”) of common stock, par value $0.01 per share (the “PrivateCo Common Stock”) and (y) the Company has agreed to issue, following the closing of the transactions contemplated by the Merger Agreement (as defined below), Series A Warrants, Series B Warrants and Series C Warrants (collectively, the “Warrants”) which each will be exercisable to purchase American Depositary Shares (“ADSs”), each representing one hundred (100) of the Company’s ordinary shares, no par value per share (the “Ordinary Shares”), and (ii) that certain Securities Purchase Agreement (as amended from time to time, the “Bridge Securities Purchase Agreement”), dated March 24, 2021, by and among PrivateCo, the Holder and the Other Holders in connection with the offering, pursuant to which PrivateCo issued warrants (the “PrivateCo Warrants” and together with the Common Shares and the Warrants, the “Securities”), which are initially exercisable into PrivateCo Common Stock, which shall be exchanged for identical (with references to shares of PrivateCo Common Stock appropriately adjusted to reference ADSs and with share amounts and share prices adjusted to reflect the Exchange Ratio (as defined in the Merger Agreement)) Warrants issued by the Company exercisable into ADSs and (iii) that certain Agreement and Plan of Merger by and among the Company, CellMSC, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and PrivateCo, dated as of March 24, 2021 (as amended from time to time, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into PrivateCo, with PrivateCo surviving the merger as a wholly-owned subsidiary of the Company.

This Leak-Out Agreement shall only become effective from the date that the Holder executes this Agreement and the Company or its agent has notified the Holder in writing that each Other Holder executed an agreement (collectively, the “Other Leak-Out Agreements”) regarding such Other Holder’s trading with terms that are no less restrictive than the terms contained herein; provided, however, that this Leak-Out Agreement shall not become effective prior to the closing of the transactions contemplated by the Merger Agreement.

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The Holder agrees solely with the Company that from the Closing Date and ending on the one-hundred thirty-fifth (135th) calendar day immediately following the Closing Date (as defined in the Securities Purchase Agreement), inclusive (such period, the “Restricted Period”), neither the Holder, nor any affiliate of the Holder which (x) had or has knowledge of the transactions contemplated by the Securities Purchase Agreement, (y) has or shares discretion relating to the Holder’s investments or trading or information concerning the Holder’s investments, including in respect of the Securities, or (z) is subject to such Holder’s review or input concerning such affiliate’s investments or trading, collectively, shall sell, dispose or otherwise transfer, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) on any Trading Day during the Restricted Period (any such date, a “Date of Determination”), any Common Shares (collectively, the “Restricted Securities”), in an amount representing more than 20% of the trading volume of the Ordinary Shares as reported by Bloomberg, LP on each applicable Date of Determination. For the avoidance of doubt, the Restricted Securities shall not include any securities of the Company acquired other than pursuant to the Transaction Documents.

Notwithstanding anything herein to the contrary, during the Restricted Period, the Holder may, directly or indirectly, sell or transfer all, but not less than all, of any Restricted Securities to any Person (an “Assignee”) in a transaction which does not need to be reported on the consolidated tape on the Principal Market (as defined in the Securities Purchase Agreement), without complying with (or otherwise limited by) the restrictions set forth in this Leak-Out Agreement; provided, that as a condition to any such sale or transfer an authorized signatory of the Company and such Assignee duly execute and deliver a leak-out agreement in the form of this Leak-Out Agreement.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Leak-Out Agreement must be in writing and shall be given in accordance with the terms of the Securities Purchase Agreement.

This Leak-Out Agreement together with the Transaction Documents (as defined in the Securities Purchase Agreement) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Leak-Out Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Leak-Out Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Leak-Out Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Leak-Out Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this Leak-Out Agreement shall be governed by Section 10(a) of the Securities Purchase Agreement.

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Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Leak-Out Agreement, the other party or parties hereto may not have an adequate remedy at law for money damages in the event that this Leak-Out Agreement has not been performed in accordance with its terms, and therefore agrees that such other party or parties shall be entitled to seek specific enforcement of the terms hereof in addition to any other remedy it may seek, at law or in equity.

The obligations of the Holder under this Leak-Out Agreement are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any such Other Leak-Out Agreement. Nothing contained herein, in this Leak-Out Agreement or in any other agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Leak-Out Agreement or any Other Leak-Out Agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Leak-Out Agreement or any Other Leak-Out Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Leak-Out Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder with respect to any restrictions on the sale of the Restricted Securities substantially in the form of this Leak-Out Agreement (or any amendment, modification, waiver or release thereof) (each a “Leak-Out Document”), is or will be more favorable to such Other Holder than those of the Holder and this Leak-Out Agreement (other than the reimbursement of legal fees). If, and whenever on or after the date hereof, the Company enters into a Leak-Out Document with terms that are materially different from this Leak-Out Agreement, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Leak-Out Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Leak-Out Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Leak-Out Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Leak-Out Document.

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The parties hereto have executed this Leak-Out Agreement as of the date first set forth above.

Sincerely,

CELLECT BIOTECHNOLOGY LTD.

By:
Name:
Title:

Agreed to and Accepted:

“HOLDER”

By:
Name:
Title:

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